                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 25
Report of Independent Accountants................ 32

TFIN ANR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,

       These continue to be dramatic
and highly unusual times for global
financial markets. However, the United
States has been relatively unscathed by
the turmoil in many overseas markets.
In fact, the U.S. fixed-income markets                 [PHOTO]
benefited as many investors moved
assets from stocks into more
conservative fixed-income investments.
The volatility also forced yield
spreads to widen between Treasuries and
high-yield securities, corporate bonds,
and mortgage-backed securities.         DENNIS J. MCDONNELL AND DON G. POWELL
        We expect that volatility will
remain high until the situation
overseas stabilizes. In this
environment, it is important to stay
focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
        Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
        Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
        Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

                                                            Continued on page  2

MARKET OVERVIEW

       The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
       In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK

       We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
       The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                                                             A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Nine-month total return based on NAV(1).....................    5.61%      5.07%      5.02%
Nine-month total return(2)..................................    0.59%      1.07%      4.02%
One-year total return based on NAV(1).......................    8.49%      7.68%      7.68%
One-year total return(2)....................................    3.34%      3.68%      6.68%
Five-year average annual total return(2)....................    4.59%      4.57%      4.81%
Ten-year average annual total return(2).....................    7.37%        N/A        N/A
Life-of-Fund average annual total return(2).................    8.91%      5.30%      5.11%
Commencement Date........................................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution Rate(3)........................................    4.58%      4.07%      4.07%
Taxable Equivalent Distribution Rate(4).....................    7.16%      6.36%      6.36%
SEC Yield(5)................................................    3.11%      2.49%      2.51%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)  Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998 and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Insured Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index
    (September 30, 1988 through September 30, 1998) investment performance chart

                                                Van Kampen               Lehman Brothers
                                             Insured Tax Free            Municipal Bond
                                               Income Fund                    Index
Sep 1988                                           9525.00                   10000.00
                                                   9729.00                   10176.00
                                                   9604.00                   10082.40
                                                   9802.00                   10185.20
                                                   9905.00                   10396.10
                                                   9835.00                   10277.50
                                                   9794.00                   10252.90
                                                   9970.00                   10495.90
                                                  10210.00                   10714.20
                                                  10365.00                   10859.90
                                                  10456.00                   11007.60
                                                  10343.00                   10899.70
Sep 1989                                          10294.00                   10867.00
                                                  10410.00                   10999.60
                                                  10606.00                   11192.10
                                                  10720.00                   11283.90
                                                  10665.00                   11230.80
                                                  10748.00                   11330.80
                                                  10765.00                   11334.20
                                                  10616.00                   11252.60
                                                  10818.00                   11497.90
                                                  10903.00                   11599.10
                                                  11076.00                   11769.60
                                                  10880.00                   11598.90
Sep 1990                                          10885.00                   11605.90
                                                  11080.00                   11815.90
                                                  11371.00                   12053.40
                                                  11478.00                   12106.50
                                                  11605.00                   12268.70
                                                  11739.00                   12375.40
                                                  11705.00                   12380.40
                                                  11808.00                   12545.00
                                                  11932.00                   12656.70
                                                  11904.00                   12644.00
                                                  12028.00                   12798.30
                                                  12187.00                   12967.20
Sep 1991                                          12298.00                   13135.80
                                                  12410.00                   13254.00
                                                  12454.00                   13291.10
                                                  12697.00                   13576.90
                                                  12803.00                   13608.10
                                                  12786.00                   13612.20
                                                  12769.00                   13617.70
                                                  12863.00                   13738.90
                                                  13042.00                   13901.00
                                                  13278.00                   14134.50
                                                  13862.00                   14558.50
                                                  13610.00                   14415.90
Sep 1992                                          13678.00                   14509.60
                                                  13406.00                   14367.40
                                                  13744.00                   14624.60
                                                  13905.00                   14773.70
                                                  14064.00                   14945.10
                                                  14718.00                   15486.10
                                                  14451.00                   15322.00
                                                  14636.00                   15476.70
                                                  14678.00                   15563.40
                                                  14948.00                   15823.30
                                                  14910.00                   15843.90
                                                  15280.00                   16173.40
Sep 1993                                          15489.00                   16357.80
                                                  15506.00                   16388.90
                                                  15273.00                   16244.60
                                                  15618.00                   16587.40
                                                  15821.00                   16776.50
                                                  15401.00                   16342.00
                                                  14669.00                   15676.90
                                                  14747.00                   15810.10
                                                  14906.00                   15947.70
                                                  14824.00                   15850.40
                                                  15113.00                   16140.50
                                                  15144.00                   16197.00
Sep 1994                                          14840.00                   15958.90
                                                  14535.00                   15674.80
                                                  14212.00                   15391.10
                                                  14633.00                   15729.70
                                                  15104.00                   16179.50
                                                  15594.00                   16650.40
                                                  15708.00                   16841.90
                                                  15696.00                   16862.10
                                                  16201.00                   17400.00
                                                  16010.00                   17248.60
                                                  16100.00                   17412.40
                                                  16242.00                   17633.60
Sep 1995                                          16333.00                   17744.70
                                                  16624.00                   18002.00
                                                  16961.00                   18300.80
                                                  17193.00                   18476.50
                                                  17301.00                   18616.90
                                                  17163.00                   18490.30
                                                  16810.00                   18253.60
                                                  16742.00                   18202.50
                                                  16780.00                   18195.30
                                                  16909.00                   18393.60
                                                  17100.00                   18561.00
                                                  17119.00                   18557.20
Sep 1996                                          17357.00                   18817.00
                                                  17551.00                   19029.70
                                                  17901.00                   19377.90
                                                  17819.00                   19296.50
                                                  17775.00                   19333.20
                                                  17934.00                   19511.10
                                                  17668.00                   19251.60
                                                  17801.00                   19413.30
                                                  18049.00                   19704.50
                                                  18240.00                   19915.30
                                                  18824.00                   20467.00
                                                  18555.00                   20274.60
Sep 1997                                          18767.00                   20515.90
                                                  18864.00                   20647.20
                                                  18990.00                   20769.00
                                                  19278.00                   21072.20
                                                  19475.00                   21289.20
                                                  19455.00                   21295.60
                                                  19441.00                   21314.80
                                                  19281.00                   21218.80
                                                  19641.00                   21554.10
                                                  19722.00                   21638.20
                                                  19752.00                   21692.30
                                                  20069.00                   22028.50
Sep 1998                                          20360.00                   22303.90

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

    A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.

Q HOW WOULD YOU DESCRIBE CONDITIONS IN THE BOND MARKET DURING THE PAST NINE MONTHS?

A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent.
    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.

Q THE FUND MUST INVEST ONLY IN INSURED BONDS--DID YOU FIND FAVORABLE OPPORTUNITIES IN THIS SEGMENT OF THE MUNICIPAL MARKET?

A Yes, we did. Currently, about half of all new municipal bond issues are insured, so supply was very heavy. Demand, meanwhile, was also healthy. The difference in yield between AAA-rated bonds and comparable BBB-rated bonds is currently narrow by historical standards. On September 30, this yield spread was just 36 basis points (0.36 percent). Because investors can buy a AAA-rated bond and get a yield that is close to that of a BBB-rated bond, many investors are choosing the higher-rated securities.
    The flood of insured issues coming to market has been positive for the Fund, because it has given us a broad selection of bonds from which to choose and allowed us to participate in more new issues. We took advantage of several opportunities to purchase new bonds that came to market at good prices, and we sold them later when their prices appreciated. This strategy was designed to bolster the Fund's total return.

Q     WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

A Due to low interest rates, new bonds would have had lower yields than most of the bonds already in the portfolio, so we chose to hold onto our higher-yielding bonds in order to help preserve the Fund's dividend. We did purchase several bonds that we believed were undervalued. Many of these bonds came from the health care, utility, and water/sewer sectors. About 23 percent of the Fund's long-term investments are invested in health care bonds--we've often found good values in this sector. In order to diversify the Fund, however, we try to keep the Fund's allocation to health care bonds below 25 percent.
    We tended to favor bonds from "specialty" states, which are dual-taxed states such as California and New York. Demand for tax-free bonds is generally higher in those states, because their residents have a greater desire for tax-exempt income. The states that are most widely represented in the Fund are Illinois, at about 20 percent of the portfolio, followed by California and New York. For additional Fund portfolio highlights, please refer to page 9.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund has been a very strong performer in 1998. Its year-to-date total return is 5.61 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 5.84 percent for the same period. This broad-based index of municipal bonds does not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents.
    The Fund's dividend will be reduced from $0.0800 to $0.0760, effective November 1, 1998, and payable November 30, 1998. Because interest rates are at low levels, a number of the higher-yielding bonds in the Fund's portfolio have been called away (redeemed by their issuer before the maturity date). Issuers often call their bonds when interest rates drop significantly, because they can save money by issuing new bonds at lower rates. When a bond in the portfolio is called, we must use those assets to purchase new securities at prevailing interest rates. Losing some of the Fund's higher-yielding bonds and having to replace them with lower-yielding bonds has put pressure on the dividend and required us to make the reduction. Please refer to the chart on page 3 for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE BOND MARKETS AND FOR THE FUND?

A The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a supportive environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain heavy, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.
    Slower economic growth is likely to fuel the demand for insured bonds, as investors seek the relative safety of insured issues. We also expect to see plentiful issuance of insured bonds, as an economic slowdown could provide an incentive for issuers to insure their bonds. We would expect these conditions to be positive for the Fund. On the other hand, a continuation of low interest rates could make the Fund's higher-yielding bonds vulnerable to calls, thereby pressuring the Fund's dividend. We will continue to manage the portfolio to provide a high level of tax-exempt income through a portfolio of insured bonds.

[SIG.]
Joseph A. Piraro

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

 TOP TEN STATES AS OF SEPTEMBER 30, 1998

                                                         PERCENTAGE OF FUND'S
                                                         LONG-TERM INVESTMENTS
Illinois ..............................................          20.2%
California ............................................          17.1%
New York ..............................................          8.1%
Florida ...............................................          5.4%
Texas .................................................          5.2%
Pennsylvania ..........................................          5.1%
Ohio ..................................................          4.5%
Utah ..................................................          3.1%
Kansas ................................................          3.0%
Georgia ..............................................           3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA.................................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


     AS OF SEPTEMBER 30, 1998                                AS OF DECEMBER 31, 1997
Health Care .......................  23.2%             Health Care .......................  28.5%
Public Building ...................  11.8%             Public Education ..................   9.9%
General Purpose....................  11.1%             Public Building ...................   8.9%
Public Education ..................  10.2%             Retail Electric / Gas /
Retail Electric / Gas /                                  Telephone .......................   8.8%
  Telephone........................   8.8%             General Purpose ...................   8.5%

DURATION

          AS OF SEPTEMBER 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration          7.31 years                          7.07 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.8%
          ALABAMA  2.1%
$ 2,250   Alabama St Brd Edl Rev Shelton St Cmnty College (MBIA
          Insd).......................................................   6.000%  10/01/14  $    2,511,360
  1,955   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   6.750   08/15/17       2,231,730
  1,900   Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee
          Insd).......................................................   5.875   08/15/25       2,045,122
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC Insd)......   5.875   02/15/20       2,692,400
  2,000   Lauderdale Cnty & Florence AL Hlthcare Auth Rev Eliza Coffee
          Mem Hosp Rfdg (MBIA Insd)...................................   5.750   07/01/19       2,163,440
  4,000   Madison Alabama Wts Ser C (MBIA Insd).......................   5.000   09/01/27       4,012,320
  3,130   Montgomery, AL Edl Bldg Auth Faulkner Univ Proj (AMBAC Insd)
          (a).........................................................   5.000   10/01/23       3,134,194
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev Decatur Genl
          Hosp Rfdg (Connie Lee Insd).................................   6.250   03/01/13       6,088,005
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA Insd).........   6.500   04/01/16       2,720,208
  1,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/21       1,514,520
  1,000   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/25       1,081,800
                                                                                           --------------
                                                                                               30,195,099
                                                                                           --------------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R (FSA Insd)................   6.600   12/01/07       2,637,624
                                                                                           --------------
          ARIZONA  1.3%
 11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd)...............   6.250   09/01/10      11,988,130
  2,110   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington
          Proj Tucson Ser A Rfdg (FSA Insd)...........................   7.250   07/15/10       2,360,246
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.000   09/01/12       2,090,925
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.125   09/01/17       1,946,927
                                                                                           --------------
                                                                                               18,386,228
                                                                                           --------------
          CALIFORNIA  16.8%
  4,290   Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist No 1989
          (FGIC Insd).................................................   5.300   08/01/15       4,565,676
  2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev
          Ser A (FSA Insd)............................................   6.000   12/15/14       3,195,669
  5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (MBIA
          Insd).......................................................   5.650   06/01/15       5,302,700
 10,000   California Hlth Fac Fin Auth Rev Sutter Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.700   01/01/13      10,176,900
  3,415   California Pub Cap Impt Fin Auth Rev Pooled Proj Ser B (BIGI
          Insd).......................................................   8.100   03/01/18       3,496,243
 10,000   California St Pub Wks Brd Lease Rev Dept of Corrections CA
          St Prison D Susanville (MBIA Insd)..........................   5.375   06/01/18      10,396,500
 10,000   California Statewide Cmntys Dev Auth Rev Sherman Oaks
          Project Ser A Rfdg (AMBAC Insd).............................   5.000   08/01/22      10,274,300
 16,770   Capistrano, CA Uni Pub Fin Auth Spl Tax Rev First Lien Ser A
          Rfdg (AMBAC Insd)...........................................   5.700   09/01/16      18,469,304
  6,420   Central Vly Sch Dist Fin Auth CA Cap Apprec Sch Dist Ser A
          Rfdg (MBIA Insd)............................................       *   08/01/09       4,037,987
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd)..................   6.200   09/01/18       3,349,200
    220   Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj Ser
          3 (BIGI Insd)...............................................   8.000   07/01/18         226,818
    805   Corona Norco, CA Uni Sch Dist Lease Rev Partn Insd Land
          Acquis Ser A (FSA Insd).....................................   6.000   04/15/19         893,703
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac Refin (FGIC
          Insd).......................................................   6.300   09/01/12       1,355,938
    425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd)..............   6.700   08/01/21         542,861
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts Rfdg (AMBAC Insd)......................................       *   09/01/17       1,875,361
  6,500   Grossmont, CA Union High Sch Dist Ctfs Partn (MBIA Insd)....       *   11/15/21       1,503,385
  7,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA
          Insd).......................................................   6.625   11/01/22       7,952,560
  1,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj
          (Prerefunded @ 11/01/02) (FSA Insd).........................   6.500   11/01/12       1,131,360
  3,500   Los Angeles Cnty, CA Cap Asset Lease Corp Leasehold Rev Rfdg
          (AMBAC Insd)................................................   6.000   12/01/16       3,846,080
  5,350   Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev First
          Tier Prop A Ser A Rfdg (FSA Insd) (a).......................   5.000   07/01/04       5,581,441
 13,480   Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev Prop A
          Second Tier Rfdg (MBIA Insd)................................   6.000   07/01/21      14,946,085
  3,000   Los Angeles, CA Cmnty Redev Agy Tax Alloc Bunker Hill Ser H
          Rfdg (FSA Insd).............................................   6.500   12/01/14       3,410,160
  1,830   Los Angeles, CA Ser A (FGIC Insd)...........................   6.125   09/01/13       2,054,724
  7,500   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1 Ser A Rfdg
          (MBIA Insd).................................................   6.700   10/01/21       8,401,350
  1,290   Martinez, CA Uni Sch Dist Ctfs Elig Rfdg (FSA Insd).........   6.000   08/01/09       1,370,483
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg (AMBAC
          Insd).......................................................   6.000   07/01/20       2,195,880
 13,610   Norco, CA Redev Agy Tax Alloc Norco Redev Proj Area No 1
          Rfdg (MBIA Insd)............................................   6.250   03/01/19      14,864,978

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,500   North City West, CA Sch Fac Fin Auth Spl Tax Ser B Rfdg (FSA
          Insd).......................................................   6.000%  09/01/19  $    1,669,005
  2,860   Orange Cnty, CA Ctfs Partn Juvenile Justice Cent Fac Rfdg
          (AMBAC Insd)................................................   6.000   06/01/17       3,107,304
  2,760   Palmdale, CA Civic Auth Rev Merged Redev Proj Areas Ser A
          (MBIA Insd).................................................   6.000   09/01/15       3,100,832
  2,160   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/11       2,411,878
  2,295   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/12       2,562,620
  2,435   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/13       2,718,945
  2,585   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/14       2,886,437
  2,750   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/15       3,070,678
  2,000   Perris, CA Pub Fin Auth Local Agy Rev Parity Ser F (FSA
          Insd).......................................................   5.850   09/01/24       2,211,480
  1,400   Reedley, CA Pub Fin Auth Lease Rev Wastewtr Treatment Plant
          Proj (AMBAC Insd)...........................................   6.050   05/01/15       1,504,356
  2,945   Rubidoux, CA Cmnty Svcs Dist Ctfs Partn Wtr Sys Impt Rfdg
          (AMBAC Insd)................................................   5.050   12/01/17       3,091,278
  4,170   Rubidoux, CA Cmnty Svcs Dist Ctfs Partn Wtr Sys Impt Rfdg
          (AMBAC Insd)................................................   5.100   12/01/24       4,403,186
  5,000   Sacramento, CA Cogeneration Auth Cogeneration Proj Rev (MBIA
          Insd).......................................................   5.000   07/01/17       5,113,500
  3,900   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg (MBIA
          Insd).......................................................   5.750   08/15/13       4,170,699
 13,800   San Bernardino Cnty, CA Ctfs Partn Ser B (Embedded Swap)
          (MBIA Insd).................................................   7.000   07/01/16      15,169,374
  1,000   San Jose, CA Fin Auth Rev Convention Cent Proj Ser C Rfdg
          (FSA Insd)..................................................   6.300   09/01/09       1,092,180
  2,500   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac Replacement
          Proj Ser A (Prerefunded @ 11/15/04) (AMBAC Insd)............   6.875   11/15/14       2,981,925
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg & Impt (AMBAC
          Insd).......................................................   6.200   07/02/09       1,100,650
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC Insd)...............   6.200   09/01/09       2,192,700
  2,510   Solano Cnty, CA Ctfs Partn Solano Park Hosp Proj (FSA
          Insd).......................................................   5.750   08/01/14       2,754,323
 12,600   Southern CA Pub Pwr Auth Transmission Proj Rev (FSA Insd)...   6.000   07/01/12      13,688,136
  3,370   Stockton, CA Pub Fin Auth Rev Ser A Rfdg (FSA Insd).........   5.875   09/02/16       3,764,526
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg (FSA Insd)....   6.000   09/01/25       2,778,125
  1,000   Temecula Vly, CA Uni Sch Dist Ser B Rfdg (FGIC Insd)........   6.000   09/01/12       1,091,840
  2,460   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg (MBIA Insd)....   6.750   01/01/12       2,479,778
  3,845   Vista, CA Uni Sch Dist Ctfs Partn Ser A Rfdg (FSA Insd).....       *   11/01/17       1,302,955
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg
          (FSA Insd)..................................................   6.500   09/01/14       2,325,320
                                                                                           --------------
                                                                                              240,161,676
                                                                                           --------------
          COLORADO  2.2%
  2,090   Colorado Hlth Fac Auth Rev Sisters of Charity Hlthcare Ser A
          (Prerefunded @ 05/15/01) (MBIA Insd)........................   6.000   05/15/13       2,213,122
 17,750   Denver, CO City & Cnty Arpt Rev Ser A (MBIA Insd)...........   5.700   11/15/25      19,312,888
  5,500   Denver, CO City & Cnty Arpt Rev Ser D Rfdg (MBIA Insd)......   5.500   11/15/25       5,845,125
     10   Jefferson Cnty, CO Single Family Mtg Rev Ser A Rfdg (MBIA
          Insd).......................................................   8.875   10/01/13          10,698
  2,050   Thornton, CO Rfdg (FGIC Insd)...............................       *   12/01/11       1,148,226
  1,100   Thornton, CO Rfdg (FGIC Insd)...............................       *   12/01/15         497,101
  2,000   Westminster, CO Wtr & Wastewtr Util Enterprise Rev (AMBAC
          Insd).......................................................   6.250   12/01/14       2,232,740
                                                                                           --------------
                                                                                               31,259,900
                                                                                           --------------
          DISTRICT OF COLUMBIA  0.0%
    250   District of Columbia Ser B Rfdg (MBIA Insd).................       *   06/01/04         199,278
                                                                                           --------------
          FLORIDA  5.3%
  1,350   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC Insd).........   5.500   05/01/25       1,429,002
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/03       1,201,365
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/04         841,138
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/05       1,470,292
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/06       1,620,831
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/07       1,779,525
  2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd)................  12.000   10/01/04       2,986,401
    175   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.650   09/01/10         185,560

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   755   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.700%  09/01/24  $      799,681
  1,410   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)...................................   6.250   03/01/15       1,588,873
  2,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)..............   6.100   10/01/18       2,244,680
  1,000   Key West, FL Util Brd Elec Rev Ser D (AMBAC Insd)...........       *   10/01/13         503,970
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse Fltg) (MBIA
          Insd).......................................................   9.468   04/01/20       4,695,000
 15,825   Miami Dade Cnty, FL Solid Waste Sys Rev (AMBAC Insd)........   4.750   10/01/18      15,754,104
 14,275   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA Insd).............   5.000   10/01/37      14,343,234
  6,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg) (MBIA
          Insd).......................................................   8.796   10/29/21       7,162,500
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A (Prerefunded @
          08/01/04) (AMBAC Insd)......................................   6.375   08/01/15       2,281,540
  1,090   Sarasota Cnty, FL Util Sys Rev (Prerefunded @ 10/01/04)
          (FGIC Insd).................................................   6.500   10/01/14       1,263,070
 10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Ser A
          Rfdg (MBIA Insd)............................................   6.625   12/01/13      11,433,500
  1,750   Tampa, FL Rev Hlth Sys Catholic Hlth Ser A1 (MBIA Insd).....   4.875   11/15/23       1,727,425
                                                                                           --------------
                                                                                               75,311,691
                                                                                           --------------
          GEORGIA  2.9%
  1,250   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250   12/01/08       1,381,288
  1,750   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250   12/01/17       1,922,638
 15,550   Georgia Muni Elec Auth Pwr Rev Ser Y (AMBAC Insd)...........   6.400   01/01/13      18,568,566
 10,000   Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA Insd)............   6.500   01/01/17      12,251,300
  6,500   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *   01/01/07       4,649,970
  4,750   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *   01/01/08       3,233,468
                                                                                           --------------
                                                                                               42,007,230
                                                                                           --------------
          HAWAII  1.0%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA Insd)............   6.400   07/01/08      14,306,031
                                                                                           --------------
          ILLINOIS  19.8%
  1,000   Berwyn, IL (MBIA Insd)......................................   7.000   11/15/10       1,081,490
  5,000   Chicago, IL (FGIC Insd).....................................   5.500   01/01/21       5,316,850
  5,000   Chicago, IL Lakefront Millennium Parking Fac (MBIA Insd)....   5.000   01/01/18       5,045,250
  1,400   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC Insd).......   5.750   12/01/20       1,540,686
 25,725   Chicago, IL Brd of Ed Chicago Sch Reform (MBIA Insd)........   6.000   12/01/26      28,461,111
 16,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC Insd).......   5.750   12/01/27      17,582,560
 22,000   Chicago, IL Brd of Ed Chicago Sch Reform Ser A (AMBAC
          Insd).......................................................   5.250   12/01/30      22,474,320
  6,950   Chicago, IL Midway Arpt Rev Ser B (MBIA Insd)...............   5.000   01/01/28       6,901,906
 24,925   Chicago, IL Midway Arpt Rev Ser B (MBIA Insd)...............   5.000   01/01/35      24,778,441
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago Transit Auth
          (AMBAC Insd)................................................   6.600   01/01/15       3,081,080
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *   01/01/06       2,583,448
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *   01/01/07       2,203,370
  4,150   Chicago, IL Skyway Toll Brdg Rev (MBIA Insd)................   5.500   01/01/23       4,408,670
  2,000   Chicago, IL Wastewtr Transmission Rev (FGIC Insd)...........   5.125   01/01/25       2,017,440
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.400   01/01/01       1,098,030
  5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/03       6,582,245
  8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/04      10,340,150
  2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/05       3,086,291
  3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07       4,588,325
  1,280   Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor
          (AMBAC Insd)................................................       *   12/01/05         956,838
  8,280   Cook Cnty, IL Cnty Juvenile Detention Ser A (AMBAC Insd)....       *   11/01/08       5,417,687
  1,505   Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA Insd).......   8.200   12/01/14       2,113,607
  1,775   Cook Cnty, IL Sch Dist No 100 Berwyn South (FSA Insd).......   8.100   12/01/16       2,499,147
  5,500   Cook County, IL Ser A Rfdg (AMBAC Insd).....................   5.000   11/15/22       5,495,875
  1,115   Evanston, IL Residential Mtg Rev (AMBAC Insd)...............   6.375   01/01/09       1,186,472

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth Edison Co Proj
          Ser D Rfdg (AMBAC Insd).....................................   6.750%  03/01/15  $   11,455,700
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          First Mtg Rfdg (MBIA Insd)..................................   7.400   12/01/24      41,266,050
  5,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          Rfdg (MBIA Insd)............................................   5.400   03/01/28       5,114,250
  2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA
          Insd).......................................................   6.650   02/01/11       2,427,920
  5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 Rfdg
          (FSA Insd)..................................................   6.650   02/01/12       5,846,487
  6,015   Illinois Edl Fac Auth Rev Lake Forest College (MBIA Insd)...   5.000   10/01/28       5,973,376
    971   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B (MBIA
          Insd).......................................................   7.900   08/15/03         984,196
    220   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B Rfdg
          (MBIA Insd).................................................   7.900   08/15/03         253,726
  5,000   Illinois Hlth Fac Auth Rev Hosp Sisters Svcs (Inverse Fltg)
          (MBIA Insd).................................................   9.467   06/19/15       6,037,500
  5,000   Illinois Hlth Fac Auth Rev Methodist Hlth Proj (Inverse
          Fltg) (AMBAC Insd)..........................................   9.872   05/18/21       5,937,500
  3,400   Illinois Hlth Fac Auth Rev Rush Presbyterian Saint Luke Hosp
          (Inverse Fltg) (MBIA Insd)..................................   9.818   10/01/24       4,046,000
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln Hlth Rfdg
          (AMBAC Insd)................................................   6.000   01/01/27       3,284,790
  1,320   Kane Cnty, IL Sch Dist No 129 Aurora West Side (FSA Insd)...   5.000   02/01/14       1,344,064
  5,350   Melrose Park, IL Wtr Rev Ser A (MBIA Insd)..................   5.200   07/01/18       5,490,812
  2,625   Melrose Park, IL Wtr Rev Ser A (MBIA Insd)..................   5.000   07/01/20       2,627,809
  6,110   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *   12/01/06       4,364,739
  3,000   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *   12/01/07       2,047,440
  1,185   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd).................   8.000   12/01/04       1,443,591
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd).................   8.000   12/01/05       1,600,262
  1,500   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C (FSA Insd)...       *   10/01/13         743,865
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C (FSA Insd)...       *   10/01/14         472,520
                                                                                           --------------
                                                                                              283,603,886
                                                                                           --------------
          INDIANA  0.6%
  2,000   Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd)................   9.750   08/01/09       2,644,560
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj Rfdg &
          Impt (MBIA Insd)............................................   6.400   05/01/12       5,441,250
  1,000   Marion Cnty, IN Convention & Rectl Fac Auth Excise Tax Rev
          Lease Rental Ser A (AMBAC Insd).............................   7.000   06/01/21       1,091,960
                                                                                           --------------
                                                                                                9,177,770
                                                                                           --------------
          KANSAS  3.0%
 38,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) (b).............................................   7.000   06/01/31      42,296,013
                                                                                           --------------
          KENTUCKY  0.2%
     20   Kentucky Cntys Single Family Mtg Presbyterian Homes Ser A
          Rfdg (MBIA Insd)............................................   8.625   09/01/15          20,252
  2,000   Kentucky Econ Dev Fin Auth Hosp Fac Rev Rfdg (Connie Lee
          Insd).......................................................   5.700   02/01/28       2,144,340
                                                                                           --------------
                                                                                                2,164,592
                                                                                           --------------
          LOUISIANA  1.6%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.375   12/01/12       4,849,748
  5,530   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.500   12/01/18       6,756,056
    310   Louisiana Pub Fac Auth Rev Med Cent LA at New Orleans Proj
          (Connie Lee Insd)...........................................   6.250   10/15/10         332,488
  4,150   Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap Fac Our Lady
          Med Cent Ser C (BIGI Insd)..................................   8.200   12/01/15       4,264,872
  5,000   Louisiana Pub Fac Auth Rev Tulane Univ of LA (AMBAC Insd)...   6.050   10/01/25       5,559,200
 10,000   New Orleans, LA Home Mtg Auth Single Family Mtg Rev 1985 Ser
          A (MBIA Insd)...............................................       *   09/15/16       1,598,500
                                                                                           --------------
                                                                                               23,360,864
                                                                                           --------------
          MAINE  0.3%
  2,750   Easton, ME Indl Dev McCain Food Inc Proj Ser 1985 (AMBAC
          Insd).......................................................   9.200   08/01/99       2,790,920
     35   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd).......   7.100   07/01/14          40,894
  1,715   Maine Hlth & Higher Edl Fac Auth Rev Ser B (Prerefunded @
          07/01/04) (FSA Insd)........................................   7.100   07/01/14       2,023,768
                                                                                           --------------
                                                                                                4,855,582
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MASSACHUSETTS 0.9%
$ 1,700   Massachusetts St Hlth & Edl Fac Auth Rev Mt Auburn Hosp Ser
          B1 (MBIA Insd)..............................................   6.250%  08/15/14  $    1,902,062
  1,555   Massachusetts St Indl Fin Agy Rev Western New England
          College (AMBAC Insd)........................................   5.000   07/01/18       1,570,737
  3,750   Massachusetts St Wtr Res Auth Houston Ind Inc Proj Ser A
          (FSA Insd)..................................................   4.750   08/01/37       3,627,225
  3,250   Massachusetts St Wtr Res Auth Genl Ser A (FGIC Insd)........   5.500   11/01/21       3,437,525
  1,920   Worcester, MA (MBIA Insd)...................................   5.000   08/01/17       1,960,992
                                                                                           --------------
                                                                                               12,498,541
                                                                                           --------------
          MICHIGAN  2.7%
  2,325   Bay City, MI (AMBAC Insd)...................................       *   06/01/15       1,066,547
  1,000   Bay City, MI (AMBAC Insd)...................................       *   06/01/16         433,270
  3,250   Central MI Univ Rev (FGIC Insd).............................   5.625   10/01/22       3,646,955
  1,100   Central MI Univ Rev (FGIC Insd).............................   5.500   10/01/26       1,224,531
  2,175   Clintondale, MI Cmnty Sch Rfdg (FSA Insd)...................   5.125   05/01/28       2,197,881
  2,000   Durand, MI Area Schs (FGIC Insd)............................   5.375   05/01/23       2,080,780
  5,000   Ecorse, MI Pub Sch Dist (FGIC Insd).........................   5.500   05/01/27       5,336,850
  3,000   Lake Shore, MI Pub Schs Macomb Cnty (FSA Insd)..............   5.500   05/01/20       3,171,090
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC Insd).................       *   05/01/21       5,624,010
  5,000   Michigan St Hosp Fin Auth Rev Hosp Sparrow Oblig Group (MBIA
          Insd).......................................................   6.000   11/15/36       5,529,900
  2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (AMBAC
          Insd).......................................................   4.850   04/01/04       2,052,400
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap Apprec (Prerefunded @
          05/01/07) (MBIA Insd).......................................       *   05/01/17       1,753,350
  5,115   Wayne Charter Cnty, MI Arpt Rev Detroit Metropolitan Wayne
          County Airport B (MBIA Insd)................................   5.000   12/01/28       5,075,239
                                                                                           --------------
                                                                                               39,192,803
                                                                                           --------------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran Ser B Rfdg (FSA
          Insd).......................................................   6.650   03/01/17       1,098,120
  5,600   Minneapolis-St Paul, MN Hsg & Redev Auth Hlthcare Sys Rev
          Hlth One Ser A (MBIA Insd)..................................   7.400   08/15/11       6,061,832
                                                                                           --------------
                                                                                                7,159,952
                                                                                           --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev Wastewtr Treatment
          Fac Ser A Rfdg (FGIC Insd)..................................   8.500   02/01/13       1,412,540
                                                                                           --------------
          MISSOURI  0.6%
  1,985   Green Cnty, MO Single Family Mtg Rev (AMBAC Insd)...........       *   12/01/16         336,815
  4,585   Missouri St Hlth & Edl Fac Auth (MBIA Insd).................   6.250   06/01/16       4,988,984
  1,065   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Rfdg
          (Prerefunded @ 06/01/02) (MBIA Insd)........................   6.250   06/01/16       1,174,972
    175   Saint Louis Cnty, MO Single Family Mtg Rev (AMBAC Insd).....   9.250   10/01/16         190,708
  2,000   St Charles Cnty, MO Cmnty College (FGIC Insd)...............   5.000   02/15/16       2,042,680
                                                                                           --------------
                                                                                                8,734,159
                                                                                           --------------
          NEVADA  0.7%
  1,000   Carson City, NV Hosp Rev Ser B (AMBAC Insd).................   5.400   03/01/17       1,047,700
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C Rfdg (AMBAC
          Insd).......................................................   7.200   10/01/22       2,253,220
  4,355   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser C
          (Prerefunded @ 01/01/00) (BIGI Insd)........................   7.750   07/01/15       4,657,107
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA Insd).....................       *   07/01/07       2,596,597
                                                                                           --------------
                                                                                               10,554,624
                                                                                           --------------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev (AMBAC Insd)...   6.000   10/01/26       5,535,500
  2,500   New Hampshire St Tpk Sys Rev Rfdg (Inverse Fltg) (FGIC
          Insd).......................................................   9.860   11/01/17       3,396,875
                                                                                           --------------
                                                                                                8,932,375
                                                                                           --------------
          NEW JERSEY  0.7%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd).............................   6.800   01/01/14       6,062,485
  3,625   Morristown, NJ Rfdg (FSA Insd)..............................   6.400   08/01/14       4,161,826
                                                                                           --------------
                                                                                               10,224,311
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          NEW YORK  7.9%
$ 8,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A (MBIA
          Insd).......................................................   5.625%  07/01/27  $    8,656,320
  3,250   Metropolitan Tran Auth NY Dedicated Tax Fund Ser A (FGIC
          Insd).......................................................   5.000   04/01/23       3,262,707
  2,090   New York City Ser G (MBIA Insd).............................   5.750   02/01/14       2,274,861
  4,350   New York City Indl Dev Agy Civic Fac Rev USTA Natl Tennis
          Cent Proj (FSA Insd)........................................   6.375   11/15/14       4,912,150
     50   New York City Ser C Subser C1 (FSA Insd)....................   6.250   08/01/09          54,883
 18,000   New York City Ser G (FGIC Insd).............................   5.750   02/01/14      19,592,100
  3,000   New York St Dorm Auth Lease Rev Muni Hlth Fac Impt Pgm Ser A
          (FSA Insd)..................................................   5.500   05/15/25       3,171,720
  2,775   New York St Dorm Auth Rev City Univ Ser C (FGIC Insd).......   7.000   07/01/14       2,972,247
  1,175   New York St Dorm Auth Rev City Univ Ser C (Prerefunded @
          07/01/00) (AMBAC Insd)......................................   7.000   07/01/14       1,265,616
  4,700   New York St Dorm Auth Rev Insd Pace Univ Rfdg (MBIA Insd)...   5.750   07/01/26       5,194,205
    170   New York St Med Care Fac Fin Agy Rev IBC Mental Hlth Svcs
          Ser A (MBIA Insd)...........................................   7.750   08/15/10         181,810
  1,000   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Ser E
          (FSA Insd)..................................................   6.500   08/15/15       1,140,160
 23,535   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A
          (Prerefunded @ 02/15/05) (AMBAC Insd).......................   6.750   08/15/14      27,691,987
  3,400   New York St Muni Bond Bank Agy Spl Pgm Rev Rochester Ser A
          (Prerefunded @ 09/15/01) (MBIA Insd)........................   6.625   03/15/06       3,726,128
  1,500   New York St Urban Dev Corp Rev Correctional Fac Rfdg (AMBAC
          Insd).......................................................   5.250   01/01/18       1,538,820
 13,500   New York, NY Ser I (MBIA Insd)..............................   5.000   05/15/23      13,528,755
 14,000   New York, NY Ser I (MBIA Insd)..............................   5.000   05/15/28      14,029,820
                                                                                           --------------
                                                                                              113,194,289
                                                                                           --------------
          NORTH CAROLINA  0.2%
  1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Projs (FGIC Insd)...   6.625   06/01/14       1,414,738
  2,000   North Carolina Med Care Comm Hosp Rev Alamance Regl Med Cent
          Inc (FSA Insd)..............................................   5.000   08/15/16       2,047,620
                                                                                           --------------
                                                                                                3,462,358
                                                                                           --------------
          NORTH DAKOTA  0.8%
  4,595   Grand Forks, ND Sales Tax Rev Aurora Proj Ser A (MBIA
          Insd).......................................................   5.625   12/15/29       4,939,625
  5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg
          (AMBAC Insd)................................................   7.200   06/30/13       6,324,850
                                                                                           --------------
                                                                                               11,264,475
                                                                                           --------------
          OHIO  4.4%
  5,000   Clermont Cnty, OH Hosp Fac Rev Muni (Inverse Fltg) (AMBAC
          Insd).......................................................   9.596   10/05/21       6,000,000
  2,010   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA Insd)..........   6.500   11/15/09       2,330,495
  2,285   Cleveland, OH (Prerefunded @ 11/15/04) (MBIA Insd)..........   6.500   11/15/10       2,649,343
  9,600   Franklin Cnty, OH Convention Fac Auth Tax Lease Rev Antic
          (MBIA Insd).................................................   5.000   12/01/27       9,668,832
  7,500   Hamilton Cnty, OH Hosp Fac Rev Childrens Hosp Med Cent Ser G
          (MBIA Insd).................................................   4.750   05/15/28       7,233,900
 10,000   Hamilton Cnty, OH Hosp Fac Rev Childrens Hosp Med Cent Ser G
          (MBIA Insd).................................................   5.000   05/15/23      10,022,000
 20,700   Hamilton Cnty, OH Sales Tax Hamilton Cnty Football Proj B
          (MBIA Insd).................................................   5.000   12/01/18      21,015,261
  1,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl Cleveland Co
          Proj Rfdg (FGIC Insd).......................................   8.000   12/01/13       1,733,550
  2,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH Edison Ser A
          Rfdg (FGIC Insd)............................................   7.450   03/01/16       2,668,700
                                                                                           --------------
                                                                                               63,322,081
                                                                                           --------------
          OKLAHOMA  0.5%
  2,100   Edmond, OK Pub Wks Auth Util Rev Rfdg (MBIA Insd)...........   5.000   07/01/18       2,110,311
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/20       1,825,208
  2,440   Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser A (MBIA
          Insd).......................................................   7.200   03/01/11       2,579,983
                                                                                           --------------
                                                                                                6,515,502
                                                                                           --------------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vets Home (FSA Insd).........................   6.200   06/01/13       1,111,840
                                                                                           --------------
          PENNSYLVANIA  5.0%
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth
          Sys Inc (AMBAC Insd)........................................   5.625   08/15/26       5,368,935
  2,985   Butler, PA Area Sch Dist Cap Apprec (Prerefunded @ 11/15/07)
          (FGIC Insd).................................................       *   11/15/23         812,010
  5,650   Butler, PA Area Sch Dist Cap Apprec (Prerefunded @ 11/15/07)
          (FGIC Insd).................................................       *   11/15/26       1,280,912
 31,250   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle Hlth Sys
          Proj Rfdg (MBIA Insd).......................................   5.500   05/15/27      32,951,875

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco Phoenixville Hosp
          Proj Ser B (FGIC Insd)......................................   6.125%  07/01/10  $    2,261,580
  1,295   Deer Lakes Sch Dist PA Ser A (FSA Insd).....................   5.250   01/15/17       1,351,501
    750   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd Rehab Hosp
          Rfdg (AMBAC Insd)...........................................   5.250   11/15/27         767,415
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA Pwr & Lt Co
          Proj Ser A Rfdg (MBIA Insd).................................   6.400   11/01/21       1,106,820
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl Ser E Rfdg
          (MBIA Insd).................................................   6.700   12/01/21       4,087,200
  1,000   New Kensington Arnold, PA Sch Dist (FGIC Insd)..............   5.500   05/15/26       1,057,220
  8,365   Northeastern PA Hosp & Edl Auth Wyoming Vly Hlthcare Ser A
          (AMBAC Insd)................................................   5.250   01/01/26       8,540,581
  1,000   Pennsylvania St Higher Edl Fac Auth College & Univ Rev Bryn
          Mawr College (MBIA Insd)....................................   5.625   12/01/27       1,084,280
  2,250   Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg (FSA Insd).....   6.375   07/01/14       2,511,653
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Saint Mary Ser A (Prerefunded @ 07/01/02) (MBIA Insd).......   6.500   07/01/22       1,113,690
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Sys Ser B (Prerefunded @ 07/01/02) (MBIA Insd)..............   6.500   07/01/12       1,113,690
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset Fin Pgm Ser H2
          (AMBAC Insd)................................................   7.625   12/01/15       1,071,260
  3,750   Southmoreland Sch Dist PA (AMBAC Insd)......................   5.250   10/01/17       3,909,787
  1,000   State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch Dist Ser
          D (Prerefunded @ 02/01/05) (MBIA Insd)......................   6.500   02/01/14       1,144,960
                                                                                           --------------
                                                                                               71,535,369
                                                                                           --------------
          RHODE ISLAND  1.7%
  2,000   Rhode Island St Hlth & Edl Bldg Corp Rev Higher Edl Fac
          Roger Williams (Prerefunded @ 11/15/04) (Connie Lee Insd)...   7.250   11/15/24       2,396,400
 18,000   Rhode Island St Hlth & Edl Bldg Corp Rev RI Hosp (Inverse
          Fltg) (FGIC Insd)...........................................   9.968   08/15/21      21,622,500
                                                                                           --------------
                                                                                               24,018,900
                                                                                           --------------
          SOUTH CAROLINA  0.1%
     70   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............   6.875   06/01/14          80,098
  1,430   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd).......................................   6.875   06/01/14       1,672,986
                                                                                           --------------
                                                                                                1,753,084
                                                                                           --------------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.625   09/01/12       6,373,158
  4,000   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.700   09/01/17       4,986,480
                                                                                           --------------
                                                                                               11,359,638
                                                                                           --------------
          TENNESSEE  0.4%
  2,000   Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp Rev Erlanger
          Med Cent Ser B (Inverse Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd).......................................................   9.956   05/25/21       2,370,000
  3,320   Johnson City, TN Sch Sales Tax (Prerefunded @ 05/01/06)
          (AMBAC Insd)................................................   6.700   05/01/18       3,916,870
                                                                                           --------------
                                                                                                6,286,870
                                                                                           --------------
          TEXAS  5.1%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd)...................................   9.088   01/01/22       3,506,250
  1,000   Austin, TX Util Sys Rev (Prerefunded @ 05/15/02) (BIGI
          Insd).......................................................   8.625   11/15/12       1,163,910
 12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd)..............       *   11/15/10       7,330,750
  2,470   Corpus Christi, TX Hsg Fin Corp Single Family Mtg Rev Ser A
          Rfdg (MBIA Insd)............................................   7.700   07/01/11       2,722,829
  6,525   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/07       3,838,201
  6,780   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/08       3,696,524
  7,705   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/09       3,882,087
  5,000   Dallas, TX Civic Cent Convention Rfdg & Impt (MBIA Insd)....   5.000   08/15/28       5,010,800
  5,000   Dallas, TX Rev Spl Tax Ser A (AMBAC Insd) (a)...............   5.000   08/15/20       5,046,550
  6,490   El Paso, TX Hsg Fin Corp Mtg Rev Single Family (FGIC
          Insd).......................................................       *   11/01/16         987,713
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj
          Ser A (AMBAC Insd)..........................................   7.250   02/15/15       1,329,250
  7,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA Insd)............   5.000   08/15/24       7,012,040
  4,615   Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A Rfdg (FGIC
          Insd).......................................................       *   08/15/07       3,205,164
 13,625   Harris Cnty-Houston, TX Sports Auth Spl Rev Ser A (MBIA
          Insd).......................................................   5.000   11/15/28      13,629,632

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   245   Henderson, TX (AMBAC Insd)..................................   9.125%  05/15/04  $      309,362
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *   03/01/15       1,118,032
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *   03/01/16         416,790
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg (MBIA Insd).............       *   03/01/17         515,579
  5,000   North Cent, TX Hlth Fac Dev TX Hlth Res Sys Ser B (MBIA
          Insd).......................................................   5.375   02/15/26       5,193,850
  1,000   San Antonio, TX Indpt Sch Dist Pub Fac Corp Lease Rev (AMBAC
          Insd).......................................................   5.850   10/15/10       1,117,610
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev Ser B (FGIC
          Insd).......................................................   5.000   09/01/15       1,766,275
                                                                                           --------------
                                                                                               72,799,198
                                                                                           --------------
          UTAH  3.0%
 21,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd).......................................................   5.750   07/01/19      23,108,400
  2,085   Payson City, UT Cnty UT Elec Pwr Rev (BIGI Insd)............   8.000   08/15/03       2,150,615
    750   Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC Insd).............  10.375   09/15/15       1,128,772
  3,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (AMBAC Insd)................................................   9.768   05/15/20       4,147,500
  7,385   Utah St Muni Fin Co-op Local Govt Rev Pool Cap Salt Lake
          (FSA Insd)..................................................       *   03/01/09       4,716,504
  3,115   West Jordan, UT Multi-Family Rev Broadmoor Vlg Apts Proj Ser
          A Rfdg (FSA Insd)...........................................   6.800   01/01/15       3,377,813
  4,540   West Valley City, UT Muni Bldg Lease Ser A Rfdg (AMBAC Insd)
          (a).........................................................   4.750   04/15/19       4,593,708
                                                                                           --------------
                                                                                               43,223,312
                                                                                           --------------
          VIRGINIA  0.6%
  2,500   Chesapeake Bay Bridge & Tunnel VA Genl Resolution Rfdg
          (AMBAC Insd) (a)............................................   5.500   07/01/25       2,792,300
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800   03/01/14       4,543,240
    750   University of VA Hosp Rev Ser C Rfdg (Prerefunded @
          06/01/00) (AMBAC Insd)......................................   9.375   06/01/07         826,568
                                                                                           --------------
                                                                                                8,162,108
                                                                                           --------------
          WASHINGTON  1.6%
  1,250   Franklin Cnty, WA Pub Util Dist No 1 Elec Rev (Prerefunded @
          09/01/01) (AMBAC Insd)......................................   7.100   09/01/08       1,368,138
  2,995   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids Hydro Elec
          Rev Second Ser C Rfdg (AMBAC Insd)..........................   6.000   01/01/13       3,321,245
  2,335   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids Hydro Elec
          Rev Second Ser C Rfdg (AMBAC Insd)..........................   6.000   01/01/17       2,587,647
  1,315   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro Elec Rev
          Second Ser C Rfdg (AMBAC Insd)..............................   6.000   01/01/13       1,458,243
  1,025   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro Elec Rev
          Second Ser C Rfdg (AMBAC Insd)..............................   6.000   01/01/17       1,135,905
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA Insd)...................   9.000   02/01/05         425,901
  1,000   Snohomish Cnty, WA Solid Waste Rev (Prerefunded @ 12/01/01)
          (MBIA Insd).................................................   7.000   12/01/10       1,116,790
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys Rev (AMBAC Insd)......   6.250   12/01/11       5,489,200
    160   University of WA Univ Rev (MBIA Insd).......................   7.000   12/01/21         176,739
  3,090   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser A
          Rfdg (AMBAC Insd)...........................................   5.700   07/01/09       3,402,832
  3,015   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C
          Rfdg (MBIA Insd)............................................       *   07/01/04       2,383,177
                                                                                           --------------
                                                                                               22,865,817
                                                                                           --------------
          WISCONSIN  1.1%
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med Group Inc
          Proj (FSA Insd).............................................   5.750   11/15/25      13,450,114
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College of WI Inc
          Proj (MBIA Insd)............................................   5.500   03/01/17       1,054,730
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College of WI Inc
          Proj (MBIA Insd)............................................   5.750   03/01/27       1,101,770
                                                                                           --------------
                                                                                               15,606,614
                                                                                           --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC Insd)........   6.700   05/01/12       2,218,400
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          PUERTO RICO  0.2%
$ 3,000   Puerto Rico Indl Tourist Edl Med & Environmental Ctl Fac
          Hosp Aux (MBIA Insd)........................................   6.250%  07/01/16  $    3,390,900
                                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $1,257,575,348)..................................................................   1,400,723,524
SHORT-TERM INVESTMENTS  2.1%
  (Cost $29,900,000).....................................................................      29,900,000
                                                                                           --------------
TOTAL INVESTMENTS  99.9%
  (Cost $1,287,475,348)..................................................................   1,430,623,524
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..............................................       1,960,061
                                                                                           --------------
NET ASSETS  100.0%.......................................................................  $1,432,583,585
                                                                                           ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,287,475,348).....................  $1,430,623,524
Cash........................................................          15,577
Receivables:
  Fund Shares Sold..........................................      20,472,576
  Interest..................................................      18,122,691
  Investments Sold..........................................       7,470,295
Other.......................................................          26,238
                                                              --------------
      Total Assets..........................................   1,476,730,901
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      40,154,755
  Income Distributions......................................       1,820,094
  Distributor and Affiliates................................         619,887
  Investment Advisory Fee...................................         574,690
  Fund Shares Repurchased...................................         420,946
Accrued Expenses............................................         391,563
Trustees' Deferred Compensation and Retirement Plans........         165,381
                                                              --------------
      Total Liabilities.....................................      44,147,316
                                                              --------------
NET ASSETS..................................................  $1,432,583,585
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,274,724,790
Net Unrealized Appreciation.................................     143,148,176
Accumulated Net Realized Gain...............................      15,232,609
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (521,990)
                                                              --------------
NET ASSETS..................................................  $1,432,583,585
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,353,881,347 and 67,843,044 shares of
    beneficial interest issued and outstanding).............  $        19.96
    Maximum sales charge (4.75%* of offering price).........            1.00
                                                              --------------
    Maximum offering price to public........................  $        20.96
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $71,867,314 and 3,601,092 shares of
    beneficial interest issued and outstanding).............  $        19.96
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,834,924 and 342,562 shares of
    beneficial interest issued and outstanding).............  $        19.95
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                             Nine Months Ended        Year Ended
                                                             September 30, 1998    December 31, 1997
----------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 58,756,607         $ 81,024,876
                                                                ------------         ------------
EXPENSES:
Investment Advisory Fee.....................................       5,135,396            6,799,897
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,311,926, $533,506 and $44,183,
  respectively, for the nine months ended 9/30/98 and
  $2,889,918, $693,713 and $49,687, respectively, for the
  year ended 12/31/97)......................................       2,889,615            3,633,318
Shareholder Services........................................         920,617            1,437,336
Insurance...................................................          55,985               44,844
Legal.......................................................          54,600              110,242
Trustees' Fees and Expenses.................................          46,939               36,865
Custody.....................................................          40,950              119,050
Other.......................................................         493,029              805,717
                                                                ------------         ------------
    Total Operating Expenses................................       9,637,131           12,987,269
                                                                ------------         ------------
    Interest Expense........................................           8,938                  -0-
                                                                ------------         ------------
NET INVESTMENT INCOME.......................................    $ 49,110,538         $ 68,037,607
                                                                ============         ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 17,320,858         $ 12,503,696
  Options...................................................             -0-             (847,958)
  Futures...................................................      (2,243,546)          (3,130,732)
                                                                ------------         ------------
Net Realized Gain...........................................      15,077,312            8,525,006
                                                                ------------         ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     131,036,118           99,934,215
  End of the Period:
    Investments.............................................     143,148,176          131,207,289
    Futures.................................................             -0-             (171,171)
                                                                ------------         ------------
                                                                 143,148,176          131,036,118
                                                                ------------         ------------
Net Unrealized Appreciation During the Period...............      12,112,058           31,101,903
                                                                ------------         ------------
NET REALIZED AND UNREALIZED GAIN............................    $ 27,189,370         $ 39,626,909
                                                                ============         ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 76,299,908         $107,664,516
                                                                ============         ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Nine Months Ended September 30, 1998
                 and the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  49,110,538        $  68,037,607       $  70,583,949
Net Realized Gain...........................................      15,077,312            8,525,006          10,645,588
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      12,112,058           31,101,903         (32,868,974)
                                                               -------------        -------------       -------------
Change in Net Assets from Operations........................      76,299,908          107,664,516          48,360,563
                                                               -------------        -------------       -------------
Distributions from Net Investment Income....................     (49,274,568)         (67,785,067)        (70,583,949)
Distributions in Excess of Net Investment Income............        (521,990)                 -0-            (467,897)
                                                               -------------        -------------       -------------
Distributions from and in Excess of Net Investment
  Income*...................................................     (49,796,558)         (67,785,067)        (71,051,846)
Distributions from Net Realized Gain*.......................      (2,401,285)         (11,111,608)                -0-
                                                               -------------        -------------       -------------
  Total Distributions.......................................     (52,197,843)         (78,896,675)        (71,051,846)
                                                               -------------        -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      24,102,065           28,767,841         (22,691,283)
                                                               -------------        -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     505,859,955          631,717,458         579,040,170
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      35,644,233           54,493,315          48,357,526
Cost of Shares Repurchased..................................    (492,241,941)        (716,001,683)       (690,249,529)
                                                               -------------        -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      49,262,247          (29,790,910)        (62,851,833)
                                                               -------------        -------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      73,364,312           (1,023,069)        (85,543,116)
NET ASSETS:
Beginning of the Period.....................................   1,359,219,273        1,360,242,342       1,445,785,458
                                                               -------------        -------------       -------------
End of the Period (Including accumulated undistributed
  net investment income of $(521,990), $164,030 and
  ($88,510), respectively)..................................   $1,432,583,585       $1,359,219,273      $1,360,242,342
                                                               ==============       ==============      ==============

                                                             Nine Months Ended       Year Ended          Year Ended
                  *Distributions by Class                    September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................    $(47,397,474)       $(64,607,170)       $(67,667,425)
  Class B Shares............................................      (2,215,435)         (2,965,479)         (3,178,918)
  Class C Shares............................................        (183,649)           (212,418)           (205,503)
                                                                ------------        ------------        ------------
                                                                $(49,796,558)       $(67,785,067)       $(71,051,846)
                                                                ============        ============        ============
Distributions from Net Realized Gain:
  Class A Shares............................................    $ (2,262,642)       $(10,489,973)       $        -0-
  Class B Shares............................................        (128,797)           (580,452)                -0-
  Class C Shares............................................          (9,846)            (41,183)                -0-
                                                                ------------        ------------        ------------
                                                                $ (2,401,285)       $(11,111,608)       $        -0-
                                                                ============        ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                           Year Ended December 31,
                                                        Nine Months Ended    ----------------------------------------------------
                   Class A Shares                       September 30, 1998     1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............         $19.631         $ 19.238   $ 19.549   $ 17.572   $ 19.857   $ 18.721
                                                             -------         --------   --------   --------   --------   --------
  Net Investment Income.............................            .710             .974       .980      1.021      1.051      1.107
  Net Realized and Unrealized Gain/Loss.............            .371             .551      (.304)     1.982     (2.280)     1.145
                                                             -------         --------   --------   --------   --------   --------
Total from Investment Operations....................           1.081            1.525       .676      3.003     (1.229)     2.252
                                                             -------         --------   --------   --------   --------   --------
Less:
  Distributions from and in Excess of Net Investment
    Income..........................................            .720             .971       .987      1.026      1.056      1.116
  Distributions from Net Realized Gain..............            .036             .161        -0-        -0-        -0-        -0-
                                                             -------         --------   --------   --------   --------   --------
Total Distributions.................................            .756            1.132       .987      1.026      1.056      1.116
                                                             -------         --------   --------   --------   --------   --------
Net Asset Value, End of the Period..................         $19.956         $ 19.631   $ 19.238   $ 19.549   $ 17.572   $ 19.857
                                                             =======         ========   ========   ========   ========   ========
Total Return (a)....................................           5.61%*           8.19%      3.65%     17.49%     (6.31%)    12.32%
Net Assets at End of the Period (In millions).......         $1,353.9        $1,283.5   $1,283.7   $1,365.4   $1,110.2   $1,230.0
Ratio of Expenses to Average Net Assets (b).........            .90%             .92%       .95%       .88%       .88%       .84%
Ratio of Net Investment Income to Average
  Net Assets (b)....................................           4.85%            5.07%      5.11%      5.44%      5.70%      5.69%
Portfolio Turnover..................................             62%*             82%        92%        70%        48%        79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                   May 1, 1993
                                                                               Year Ended December 31,          (Commencement of
                                                   Nine Months Ended    -------------------------------------   Distribution) to
                Class B Shares                     September 30, 1998    1997      1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......         $ 19.634        $19.240   $19.549   $17.563   $19.824       $ 19.320
                                                        --------        -------   -------   -------   -------       --------
  Net Investment Income........................             .598           .826      .832      .890      .899           .619
  Net Realized and Unrealized Gain/Loss........             .370           .551     (.304)    1.978    (2.276)          .513
                                                        --------        -------   -------   -------   -------       --------
Total from Investment Operations...............             .968          1.377      .528     2.868    (1.377)         1.132
                                                        --------        -------   -------   -------   -------       --------
Less:
  Distributions from and in Excess of Net
    Investment Income..........................             .609           .822      .837      .882      .884           .628
  Distributions from Net Realized Gain.........             .036           .161       -0-       -0-       -0-            -0-
                                                        --------        -------   -------   -------   -------       --------
Total Distributions............................             .645           .983      .837      .882      .884           .628
                                                        --------        -------   -------   -------   -------       --------
Net Asset Value, End of the Period.............         $ 19.957        $19.634   $19.240   $19.549   $17.563       $ 19.824
                                                        ========        =======   =======   =======   =======       ========
Total Return (a)...............................            5.07%*         7.36%     2.83%    16.67%    (7.03%)         5.92%*
Net Assets at End of the Period (In
  millions)....................................            $71.9          $70.1     $71.6     $75.3     $30.0          $20.8
Ratio of Expenses to Average Net Assets (b)....            1.66%          1.69%     1.74%     1.67%     1.71%          1.68%
Ratio of Net Investment Income to Average
  Net Assets (b)...............................            4.08%          4.29%     4.38%     4.69%     4.88%          4.25%
Portfolio Turnover.............................              62%*           82%       92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                 August 13, 1993
                                                                               Year Ended December 31,          (Commencement of
                                                   Nine Months Ended    -------------------------------------   Distribution) to
                Class C Shares                     September 30, 1998    1997      1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......         $19.630         $19.239   $19.548   $17.568   $19.823        $19.650
                                                        -------         -------   -------   -------   -------        -------
  Net Investment Income........................            .594            .822      .830      .883      .908           .350
  Net Realized and Unrealized Gain/Loss........            .373            .552     (.302)    1.979    (2.279)          .181
                                                        -------         -------   -------   -------   -------        -------
Total from Investment Operations...............            .967           1.374      .528     2.862    (1.371)          .531
                                                        -------         -------   -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net
    Investment Income..........................            .609            .822      .837      .882      .884           .358
  Distributions from Net Realized Gain.........            .036            .161       -0-       -0-       -0-            -0-
                                                        -------         -------   -------   -------   -------        -------
Total Distributions............................            .645            .983      .837      .882      .884           .358
                                                        -------         -------   -------   -------   -------        -------
Net Asset Value, End of the Period.............         $19.952         $19.630   $19.239   $19.548   $17.568        $19.823
                                                        =======         =======   =======   =======   =======        =======
Total Return (a)...............................           5.02%*          7.36%     2.83%    16.60%    (6.98%)         2.70%*
Net Assets at End of the Period (In
  millions)....................................            $6.8            $5.6      $4.9      $5.1      $3.5           $5.0
Ratio of Expenses to Average Net Assets (b)....           1.66%           1.69%     1.74%     1.67%     1.70%          1.68%
Ratio of Net Investment Income to Average Net
  Assets (b)...................................           4.06%           4.29%     4.37%     4.68%     4.89%          4.21%
Portfolio Turnover.............................             62%*            82%       92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September
30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral for tax purposes of losses resulting from wash sales at September 30, 1998.

       At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,287,479,675; the aggregate gross unrealized appreciation is $143,202,817 and the aggregate gross unrealized depreciation is $58,968, resulting in net unrealized appreciation of $143,143,849.

                               September 30, 1998
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

       For the nine months ended September 30, 1998, 99.9% of the income distributions made by the Fund were exempt from federal income taxes. Additionally, during the period the Fund designated and paid $1,034,912 as a 20% rate gain distribution. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                 % PER
                     AVERAGE NET ASSETS                          ANNUM
-------------------------------------------------------------------------
First $500 million..........................................   .525 of 1%
Next $500 million...........................................   .500 of 1%
Next $500 million...........................................   .475 of 1%
Over $1.5 billion...........................................   .450 of 1%

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $29,000 and $52,500, respectively, representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $296,500 and $259,600, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $625,000 and $921,500, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                               September 30, 1998
--------------------------------------------------------------------------------

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At September 30, 1998, capital aggregated $1,199,841,126, $68,091,721 and
$6,791,943 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   24,717,457   $ 483,526,778
  Class B..................................................      517,918      10,164,399
  Class C..................................................      621,935      12,168,778
                                                             -----------   -------------
Total Sales................................................   25,857,310   $ 505,859,955
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    1,747,169   $  34,263,263
  Class B..................................................       63,858       1,252,254
  Class C..................................................        6,563         128,716
                                                             -----------   -------------
Total Dividend Reinvestment................................    1,817,590   $  35,644,233
                                                             ===========   =============
Repurchases:
  Class A..................................................  (24,001,702)  $(470,222,851)
  Class B..................................................     (552,971)    (10,848,637)
  Class C..................................................     (570,061)    (11,170,453)
                                                             -----------   -------------
Total Repurchases..........................................  (25,124,734)  $(492,241,941)
                                                             ===========   =============

                               September 30, 1998
--------------------------------------------------------------------------------

       At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   32,247,420   $ 617,534,974
  Class B..................................................      410,394       7,887,393
  Class C..................................................      324,754       6,295,091
                                                             -----------   -------------
Total Sales................................................   32,982,568   $ 631,717,458
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    2,721,901   $  52,405,367
  Class B..................................................       99,148       1,908,983
  Class C..................................................        9,300         178,965
                                                             -----------   -------------
Total Dividend Reinvestment................................    2,830,349   $  54,493,315
                                                             ===========   =============
Repurchases:
  Class A..................................................  (36,316,268)  $(697,389,583)
  Class B..................................................     (660,311)    (12,665,655)
  Class C..................................................     (306,866)     (5,946,445)
                                                             -----------   -------------
Total Repurchases..........................................  (37,283,445)  $(716,001,683)
                                                             ===========   =============

       At December 31, 1996, capital aggregated $1,179,723,178, $70,392,984 and
$5,137,291 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   29,859,557   $ 567,772,788
  Class B..................................................      504,537       9,594,322
  Class C..................................................       88,189       1,673,061
                                                             -----------   -------------
Total Sales................................................   30,452,283   $ 579,040,171
                                                             ===========   =============
Dividend Reinvestment:
  Class A..................................................    2,446,455   $  46,553,726
  Class B..................................................       86,458       1,644,731
  Class C..................................................        8,358         159,069
                                                             -----------   -------------
Total Dividend Reinvestment................................    2,541,271   $  48,357,526
                                                             ===========   =============
Repurchases:
  Class A..................................................  (35,424,716)  $(674,636,862)
  Class B..................................................     (718,709)    (13,659,358)
  Class C..................................................     (101,870)     (1,953,309)
                                                             -----------   -------------
Total Repurchases..........................................  (36,245,295)  $(690,249,529)
                                                             ===========   =============

                               September 30, 1998
--------------------------------------------------------------------------------

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                  CONTINGENT
                                                                   DEFERRED
                                                                 SALES CHARGE
                     YEAR OF REDEMPTION                      CLASS B       CLASS C
----------------------------------------------------------------------------------
First.......................................................  4.00%         1.00%
Second......................................................  3.75%          None
Third.......................................................  3.50%          None
Fourth......................................................  2.50%          None
Fifth.......................................................  1.50%          None
Sixth.......................................................  1.00%          None
Seventh and Thereafter......................................   None          None

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $98,900 and $260,200, respectively and CDSC on redeemed shares of approximately $86,900 and $161,700, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $837,637,183 and $842,866,230, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $1,100,209,993 and $1,137,330,157, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in options for the year ended December 31, 1997 were as follows:

                                                             CONTRACTS      PREMIUM
-------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................    -0-       $       -0-
Option Written and Purchased (Net)..........................  2,500        (1,492,056)
Options Terminated in Closing Transactions (Net)............ (2,500)        1,492,056
                                                                ---       -----------
Outstanding at December 31, 1997............................    -0-       $       -0-
                                                              =====       ===========

       There were no transactions in options for the nine months ended September 30, 1998.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1997 and the nine months ended September 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................    100
Futures Opened.............................................. 23,821
Futures Closed..............................................(23,621)
                                                                ---
Outstanding at December 31, 1997............................    300
Futures Opened..............................................  7,227
Futures Closed.............................................. (7,527)
                                                                ---
Outstanding at September 30, 1998...........................    -0-
                                                              =====

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

                               September 30, 1998
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $615,800 and $736,900, respectively.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its net assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of
 .45% above the federal funds rate. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the nine months ended September 30, 1998 was approximate $199,100 with an average interest rate of 5.99%. At September 30, 1998, the Fund did not have any outstanding borrowings under the agreement.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Insured Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
November 5, 1998

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc. 1998 All rights reserved.

(SM)denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 20
Statement of Operations.......................... 21
Statement of Changes in Net Assets............... 22
Financial Highlights............................. 23
Notes to Financial Statements.................... 26
Report of Independent Accountants................ 34

TFHI ANR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,
       These continue to be dramatic
and highly unusual times for global
financial markets. However, the United
States has been relatively unscathed by
the turmoil in many overseas markets.
In fact, the U.S. fixed-income markets
benefited as many investors moved
assets from stocks into more
conservative fixed-income investments.                   [PHOT0]
The volatility also forced yield
spreads to widen between Treasuries and
high-yield securities, corporate bonds,    DENNIS J. MCDONNELL AND DON G. POWELL
and mortgage-backed securities.

       We expect that volatility will
remain high until the situation
overseas stabilizes. In this
environment, it is important to stay
focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
       Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.

       Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.

       Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
       The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent

                                                            Continued on page  2
for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.

       In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK
       We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.

       The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.

       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

        PERFORMANCE RESULTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

                                                             A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Nine-month total return based on NAV(1)....................     6.00%      5.35%      5.35%
Nine-month total return(2).................................      .96%      1.35%      4.35%
One-year total return based on NAV(1)......................     8.45%      7.59%      7.59%
One-year total return(2)...................................     3.33%      3.59%      6.59%
Five-year average annual total return(2)...................     5.24%      5.19%      5.39%
Ten-year average annual total return(2)....................     6.23%        N/A        N/A
Life-of-Fund average annual total return(2)................     7.68%      6.31%      5.92%

Commencement date..........................................  06/28/85   05/01/93   08/13/93
 DISTRIBUTION RATES

Distribution rate(3).......................................     5.23%      4.78%      4.78%
Taxable equivalent distribution rate(4)....................     8.17%      7.47%      7.47%
SEC Yield(5)...............................................     4.11%      3.55%      3.53%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

An investment in medium- and lower-grade securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payment of principal and interest.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998 and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Tax Free High Income Fund vs. the Lehman Brothers Municipal Bond Index (September 30, 1988 through September 30, 1998)

Investment Performance Chart

           Measurement Period              Van Kampen Tax Free High   Lehman Brothers Municipal
          (Fiscal Year Covered)                  Income Fund                 Bond Index
              September 30,
1988                                                9527.00                    10000.00
                                                    9657.00                    10176.00
                                                    9645.00                    10082.40
                                                    9804.00                    10185.20
                                                    9850.00                    10396.10
                                                    9801.00                    10277.50
                                                    9856.00                    10252.90
                                                    9955.00                    10495.90
                                                   10160.00                    10714.20
                                                   10379.00                    10859.90
                                                   10460.00                    11007.60
                                                   10492.00                    10899.70
1989                                               10498.00                    10867.00
                                                   10594.00                    10999.60
                                                   10684.00                    11192.10
                                                   10755.00                    11283.90
                                                   10791.00                    11230.80
                                                   10821.00                    11330.80
                                                   10851.00                    11334.20
                                                   10807.00                    11252.60
                                                   10885.00                    11497.90
                                                   10922.00                    11599.10
                                                   11001.00                    11769.60
                                                   10942.00                    11598.90
1990                                               11008.00                    11605.90
                                                   10998.00                    11815.90
                                                   11071.00                    12053.40
                                                   11103.00                    12106.50
                                                   11156.00                    12268.70
                                                   11224.00                    12375.40
                                                   11235.00                    12380.40
                                                   11315.00                    12545.00
                                                   11380.00                    12656.70
                                                   11424.00                    12644.00
                                                   11528.00                    12798.30
                                                   11654.00                    12967.20
1991                                               11789.00                    13135.80
                                                   11842.00                    13254.00
                                                   11910.00                    13291.10
                                                   12047.00                    13576.90
                                                   12093.00                    13608.10
                                                   12070.00                    13612.20
                                                   12000.00                    13617.70
                                                   12047.00                    13738.90
                                                   12158.00                    13901.00
                                                   12205.00                    14134.50
                                                   12269.00                    14558.50
                                                   12088.00                    14415.90
1992                                               12060.00                    14509.60
                                                   11869.00                    14367.40
                                                   12004.00                    14624.60
                                                   12057.00                    14773.70
                                                   12128.00                    14945.10
                                                   12216.00                    15486.10
                                                   12371.00                    15322.00
                                                   12494.00                    15476.70
                                                   12617.00                    15563.40
                                                   12827.00                    15823.30
                                                   12974.00                    15843.90
                                                   13373.00                    16173.40
1993                                               13495.00                    16357.80
                                                   13574.00                    16388.90
                                                   13636.00                    16244.60
                                                   13965.00                    16587.40
                                                   14112.00                    16776.50
                                                   13829.00                    16342.00
                                                   13184.00                    15676.90
                                                   13243.00                    15810.10
                                                   13329.00                    15947.70
                                                   13279.00                    15850.40
                                                   13478.00                    16140.50
                                                   13557.00                    16197.00
1994                                               13459.00                    15958.90
                                                   13247.00                    15674.80
                                                   12977.00                    15391.10
                                                   13277.00                    15729.70
                                                   13622.00                    16179.50
                                                   13950.00                    16650.40
                                                   14086.00                    16841.90
                                                   14076.00                    16862.10
                                                   14380.00                    17400.00
                                                   14311.00                    17248.60
                                                   14430.00                    17412.40
                                                   14589.00                    17633.60
1995                                               14689.00                    17744.70
                                                   14901.00                    18002.00
                                                   15174.00                    18300.80
                                                   15337.00                    18476.50
                                                   15389.00                    18616.90
                                                   15244.00                    18490.30
                                                   15037.00                    18253.60
                                                   14975.00                    18202.50
                                                   15059.00                    18195.30
                                                   15175.00                    18393.60
                                                   15270.00                    18561.00
                                                   15280.00                    18557.20
1996                                               15473.00                    18817.00
                                                   15645.00                    19029.70
                                                   15851.00                    19377.90
                                                   15829.00                    19296.50
                                                   15846.00                    19333.20
                                                   15974.00                    19511.10
                                                   15903.00                    19251.60
                                                   16010.00                    19413.30
                                                   16173.00                    19704.50
                                                   16337.00                    19915.30
                                                   16795.00                    20467.00
                                                   16685.00                    20274.60
1997                                               16871.00                    20515.90
                                                   17012.00                    20647.20
                                                   17027.00                    20769.00
                                                   17262.00                    21072.20
                                                   17417.00                    21289.20
                                                   17467.00                    21295.60
                                                   17513.00                    21314.80
                                                   17441.00                    21218.90
                                                   17665.00                    21554.10
                                                   17759.00                    21638.20
                                                   17818.00                    21692.30
                                                   18093.00                    22028.50
1998                                               18297.00                    22303.90

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

    A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

We recently spoke with the management team of the Van Kampen Tax Free High Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.


Q HOW WOULD YOU DESCRIBE CONDITIONS IN THE BOND MARKET DURING THE PAST NINE MONTHS?

A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent.

    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.


Q     WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A We continued to pursue a portfolio structure that concentrates assets at both ends of the quality spectrum. We allocated a significant portion of the Fund's assets to higher-yielding, lower-rated securities to support the Fund's income potential. As a result, about 46 percent of the Fund's long-term investments were either nonrated or noninvestment grade (rated below BBB/Baa). With the remainder of the Fund's assets, we focused on higher-rated issues to help provide a degree of stability and total return, with over 34 percent of the Fund's long-term investments rated AAA or AA.

    We maintained broad diversification among industry sectors--we believe this strategy is critical for a fund that invests a large portion of its assets in lower-rated securities. Although we may invest up to 25 percent of the Fund's assets in one industry, we currently have just 15 percent in our top sector--industrial revenue, which includes airplane and airport bonds. Our second-largest weighting is in health care. The industrial revenue and health care sectors don't offer a large number of insured bonds, so our credit research and analysis are especially critical in selecting securities from these industries. We constantly look for opportunities to use Van Kampen's extensive resources in our credit research. For additional Fund portfolio highlights, please refer to page 9.

Q      WHAT KIND OF SECURITIES DID YOU PURCHASE?

A We purchased some noncallable bonds and long-call bonds to help protect the Fund's dividend in the event of continued low interest rates. These bonds yield slightly less than callable bonds, but we feel the small sacrifice in yield is worthwhile. When interest rates are low, bond issuers often call their bonds, because they can save money by issuing new bonds at lower rates. If a bond in the portfolio is called, we must use those assets to purchase new securities at prevailing interest rates. We were faced with this situation during the reporting period, when a number of bonds we purchased ten years ago were called by the issuers. Losing some of our higher-yielding bonds and having to replace them with lower-yielding bonds can put pressure on the Fund's dividend. By purchasing noncallable bonds, however, we might help protect the Fund's future dividend.

Q     HOW DID THE FUND PERFORM DURING THE PERIOD?

A As of September 30, year-to-date total return was 6.00 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 5.84 percent for the same period.
This broad-based index of municipal bonds does not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents.

    The Fund's tax-exempt distribution rate for Class A shares was 5.23 percent,(3) based on a monthly dividend of $0.0690 and a maximum public offering price of $15.83. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was 8.17 percent.(4) Please refer to the chart on page 3 for additional Fund performance results.

Q      WHAT IS YOUR OUTLOOK FOR THE BOND MARKETS AND FOR THE FUND?

Q The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a supportive environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain heavy, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.

    With municipal bonds trading at attractive levels relative to Treasuries, the Fund offers value across a variety of industry sectors in the municipal market. A continuation of low interest rates, however, could make the Fund's higher-yielding bonds vulnerable to calls, thereby pressuring the Fund's dividend. To help protect the Fund, we will seek to purchase bonds with attractive call features, while balancing these higher-rated issues with higher-yielding securities. In addition, we will look to purchase discount bonds, which have the potential to appreciate faster than par or premium bonds during periods of falling interest rates.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

 TOP TEN STATES AS OF SEPTEMBER 30, 1998

                                                      PERCENTAGE OF FUND'S
                                                     LONG-TERM INVESTMENTS
Florida .................................................... 11.2%
Illinois ...................................................  8.9%
Pennsylvania ...............................................  7.3%
California .................................................  6.4%
Texas ......................................................  6.3%
Colorado ...................................................  6.3%
New York ...................................................  5.6%
Georgia ....................................................  5.2%
Michigan ...................................................  4.6%
Ohio .......................................................  4.5%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998                                 AS OF DECEMBER 31, 1997

AAA......... 31.0%                                       AAA......... 28.9%
AA..........  3.8%                                       AA..........  3.8%
A...........  6.6%     [PIE CHART]                       A...........  2.9%     [PIE CHART]
BBB......... 12.8%                                       BBB......... 21.3%
BB..........  3.0%                                       BB..........  2.6%
NON-RATED... 42.8%                                       NON-RATED... 40.5%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

       AS OF SEPTEMBER 30, 1998                              AS OF DECEMBER 31, 1997
Industrial Revenue ...................  15.3%         Industrial Revenue ...................  17.5%
Health Care ..........................  14.8%         Health Care ..........................  16.5%
Multi-Family Housing .................  10.5%         Other Care ...........................   9.5%
Other Care ...........................  10.0%         Multi-Family Housing .................   9.0%
General Purpose ......................   9.6%         General Purpose ......................   7.5%

 DURATION

          AS OF SEPTEMBER 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration..          7.80 years                        7.47 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.1%
          ALABAMA  0.7%
$   250   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................    6.950%  01/01/20  $      130,000
  2,150   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp Ser
          A...........................................................    5.650   11/01/22       2,186,216
  1,395   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp Ser
          A...........................................................    5.600   11/01/16       1,430,255
  1,000   West Jefferson Cnty, AL Amusement & Pub Park Auth...........    7.500   12/01/08       1,078,300
  3,000   West Jefferson Cnty, AL Amusement & Pub Park Auth...........    8.000   12/01/26       3,245,910
                                                                                            --------------
                                                                                                 8,070,681
                                                                                            --------------
          ALASKA  0.2%
  2,250   Seward, AK Rev AK Sealife Cent Proj.........................    7.650   10/01/16       2,442,330
                                                                                            --------------
          ARIZONA  1.9%
  6,250   Chandler, AZ Indl Dev Auth Rev Chandler Finl Cent Proj Ser
          1986 (c) (g)................................................    7.125   12/01/16       5,312,329
  4,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev........    6.625   07/01/33       4,061,280
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac Rev...........    7.750   04/01/15       2,834,683
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert Rfdg (FGIC
          Insd).......................................................        *   01/01/08       1,829,655
  2,160   Pima Cnty, AZ Indl Dev Auth Multi-Family Rev................    6.625   10/01/28       2,206,634
  2,420   Pima Cnty, AZ Indl Dev Auth Sr Living Facs Catilina Vlg Ser
          A Rev.......................................................    6.500   07/01/29       2,460,463
    580   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................   11.000   07/01/00         629,822
  2,000   Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist Assmt Rev......    6.500   12/01/12       2,030,340
                                                                                            --------------
                                                                                                21,365,206
                                                                                            --------------
          CALIFORNIA  6.4%
  2,000   Abag Fin Auth For Nonprofit Corps CA Ctfs Partn.............    6.375   11/15/28       2,016,620
 33,150   Anaheim, CA Pub Fin Auth Lease Cap Apprec Sub Pub Impts Proj
          Ser C (FSA Insd)............................................        *   09/01/36       5,030,181
 12,800   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub Pub Impts
          Proj Ser C (FSA Insd).......................................        *   09/01/29       2,757,504
 11,280   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub Pub Impts
          Proj Ser C (FSA Insd).......................................        *   09/01/30       2,308,113
 16,080   Anaheim, CA Pub Fing Auth Lease Cap Apprec Sub Pub Impts
          Proj Ser C (FSA Insd).......................................        *   03/01/37       2,380,001
  1,310   California Edl Fac Auth Rev Univ of La Verne................    6.375   04/01/13       1,409,128
  1,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl Tax
          (Prerefunded @ 09/01/17)....................................    7.100   09/01/21       1,241,310
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys Impts (Prerefunded @
          10/01/03)...................................................    7.500   10/01/20       1,767,630
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA
          Insd).......................................................        *   09/01/17       2,041,900
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C..............    8.375   07/01/11       2,862,300
  2,000   Culver City, CA Redev Fin Auth Rev Tax Alloc Rfdg (AMBAC
          Insd) (b)...................................................    5.500   11/01/14       2,233,220
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................        *   09/01/15       1,316,735
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................        *   09/01/18       1,074,972
    990   Indio, CA Pub Fin Auth Rev Tax Increment....................    6.500   08/15/27       1,044,965
  1,450   Irwindale, CA Pub Fin Auth Spl Cmnty Facs Dist No 1 Rfdg....    6.000   11/01/20       1,488,178
  2,000   Lake Elsinore, CA Pub Fin Auth Local Agy Rev................    7.100   09/01/20       2,182,740
  1,500   Millbrae, CA Residential Fac Rev Magnolia of Millbrae Proj
          Ser A.......................................................    7.375   09/01/27       1,602,465
  6,350   Riverside Cnty, CA Air Force Vlg West Inc Ser A Rfdg (b)....    8.125   06/15/20       7,057,390
  5,500   Riverside Cnty, CA Asset Leasing Corp Leasehold Rev (MBIA
          Insd).......................................................        *   06/01/22       1,695,100
  8,255   Riverside Cnty, CA Asset Leasing Corp Leasehold Rev (MBIA
          Insd).......................................................        *   06/01/26       2,068,455
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC Insd) (b)..............    5.500   08/15/10       2,227,980
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)..................    5.500   08/15/11       2,107,024
  7,625   San Francisco, CA City & Cnty Redev Agy Lease Rev Gains
          (Crossover Rfdg @ 07/01/04) (h).............................  0/8.500   07/01/14       6,947,519
  3,300   San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc
          Rev.........................................................    5.250   08/01/21       3,347,982
  1,000   San Luis Obispo, CA Ctfs Partn Vista Hosp Sys Inc...........    8.375   07/01/29       1,121,710
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg..........    7.500   09/01/16       3,117,540
  1,500   Simi Valley, CA Cmnty Dev Agy Coml Sycamore Plaza II Rfdg...    6.000   09/01/12       1,524,000

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Ventura, CA Port Dist Ctfs Partn............................    6.375%  08/01/28  $    2,036,400
  3,000   Westminster, CA Redev Agy Tax Alloc Rev Coml Redev Proj No 1
          (Prerefunded @ 08/01/02)....................................    6.200   08/01/23       3,343,410
                                                                                            --------------
                                                                                                71,352,472
                                                                                            --------------
          COLORADO  6.3%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy (Prerefunded @
          08/31/05)...................................................        *   08/31/10       6,432,270
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C (Prerefunded @ 08/31/05)..................................        *   08/31/26       2,993,830
     66   Arapahoe Cnty, CO Centennial Downs Metro Dist Cash Payment
          Deficiency Bond (g).........................................    8.090   12/01/34          66,488
    378   Arapahoe Cnty, CO Centennial Downs Metro Dist Int Ctf (e)
          (g).........................................................    5.700   12/01/34         302,184
    650   Arapahoe Cnty, CO Centennial Downs Metro Dist Ltd Tax Bond
          Ser 1993 Rfdg (g)...........................................    8.090   12/01/34         652,528
  1,000   Bowles Metro Dist CO........................................    7.750   12/01/15       1,067,380
  2,000   Colorado Hlth Fac Auth Rev Baptist Home Assn Ser A..........    6.375   08/15/24       2,131,520
  1,590   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....    6.850   01/01/15       1,734,213
  1,060   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....    7.050   01/01/19       1,166,329
  6,200   Colorado Hlth Fac Auth Rev Christian Living Campus Proj
          (b).........................................................    9.000   01/01/25       7,415,200
  6,310   Colorado Hlth Fac Auth Rev Christian Living Campus Proj
          (Prerefunded @ 01/01/99) (b)................................   10.500   01/01/19       6,610,608
  1,000   Denver, CO City & Cnty Arpt Rev Ser A (b)...................    6.900   11/15/98       1,003,940
  1,175   Denver, CO City & Cnty Arpt Rev Ser A.......................    8.400   11/15/98       1,181,768
  2,205   Denver, CO City & Cnty Arpt Rev Ser A.......................    8.875   11/15/12       2,540,733
    865   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................    8.500   11/15/23         966,335
    795   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/01)...................................................    8.875   11/15/12         929,745
  2,500   Denver, CO City & Cnty Arpt Rev Ser D.......................    7.750   11/15/13       3,215,825
    795   East River Regl Santn Dist CO Var Rfdg (Var Rate Cpn) (g)...    4.000   12/01/97         568,544
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg Creek Stone (FHA
          Gtd)........................................................    6.050   07/01/37       5,967,374
  2,616   Gunnison Cnty, CO Indl Rev Bond Crested Butte Mtn Resort
          Inc.........................................................    9.250   10/01/07       2,670,858
  4,163   Himalaya Wtr & Santn Dist Adams Cnty, CO Genl Oblig Ltd Tax
          Bond Ser 1995 (d) (g).......................................    9.500   12/01/24       2,997,241
  2,130   Lafayette, CO Indl Dev Rev Rocky Medium Term Note Instr Proj
          A...........................................................    7.000   10/01/18       2,137,881
  2,000   Northern Metro Dist CO Adams Cnty Rfdg......................    6.500   12/01/16       2,172,900
  4,605   Skyland Metro Dist CO Gunnison Cnty Rfdg (Var Rate Cpn)
          (g).........................................................    4.000   12/01/97       3,295,052
 13,868   Tower Metro Dist Adams Cnty, CO Genl Oblig Ltd Tax Bond Ser
          1995 (d) (g)................................................    9.500   12/01/24       9,985,000
                                                                                            --------------
                                                                                                70,205,746
                                                                                            --------------
          CONNECTICUT  2.1%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Windsor Proj (b)........................................    7.125   11/01/24       4,370,115
  2,980   Mashantucket Western Pequot Tribe CT Spl Rev Ser A, 144A
          (Prerefunded @ 09/01/07) (f)................................    6.400   09/01/11       3,533,130
 12,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A
          (f).........................................................    5.750   09/01/27      12,630,960
  3,020   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144A
          (f).........................................................    6.400   09/01/11       3,349,980
                                                                                            --------------
                                                                                                23,884,185
                                                                                            --------------
          DISTRICT OF COLUMBIA  0.4%
  2,000   Dist of Columbia Ser E (FSA Insd) (b).......................    6.000   06/01/11       2,198,800
  1,615   District of Columbia A-1 Rfdg (MBIA Insd)...................    6.500   06/01/10       1,914,518
     85   District of Columbia Prerefunded A-1 Rfdg (MBIA Insd).......    6.500   06/01/10         102,229
                                                                                            --------------
                                                                                                 4,215,547
                                                                                            --------------
          FLORIDA  11.2%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC Insd) (b)........    5.100   07/01/07       2,920,455
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd) (b).............................................        *   02/01/18       9,740,920
  4,780   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent (g)
          (b).........................................................   10.250   07/01/11       4,541,000
  2,010   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent Ser A
          (g).........................................................   10.250   07/01/11       2,010,000
  1,135   Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev...................    7.625   05/01/18       1,235,947
  3,000   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts Ser C.........    6.610   07/01/38       3,058,560
  4,000   Florida Hsg Fin Corp Rev Hsg Cypress Trace Apts Ser G.......    6.600   07/01/38       4,074,800
  4,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts Ser B...........    6.610   07/01/38       4,078,080

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Heritage Harbor Cmnty Dev Dist Spl Assmt Ser A..............    6.700%  05/01/19  $    1,027,300
  1,300   Heritage Harbor Cmnty Dev Dist FL Rev Rectl.................    7.750   05/01/19       1,320,475
  5,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj Rfdg..........    5.750   04/01/18       5,222,400
    980   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev.........    7.875   05/01/17       1,058,351
  3,000   Leon Cnty, FL Edl Facs Auth Rev Southgate Residence Hall Ser
          A Rfdg......................................................    6.750   09/01/28       3,072,960
 28,500   Miami Dade Cnty, FL Sch Brd Ctfs Partn Ser B (AMBAC Insd)...    4.875   08/01/27      28,215,000
  5,500   Miramar, FL Wastewater Impt Assmt Rev (FGIC Insd) (b).......    6.750   10/01/25       6,402,605
  3,760   Monroe Cnty, FL Indl Dev Auth First Mtg Med Fac Rev Kennedy
          Dr Invt Ltd Proj Rfdg (g)...................................   11.000   11/01/12       3,759,323
  1,250   North Springs, FL Impt Dist Spl Assmt Rev...................    6.250   05/01/05       1,289,450
  2,425   Northern Palm Beach Cnty Impt Dist FL Wtr Ctl & Impt Unit
          Dev 5A Rfdg.................................................    6.000   08/01/10       2,494,161
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr.........................................................    8.750   07/01/26       1,790,850
  1,300   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg....................................................    8.625   07/01/20       1,544,777
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev College Harbor Proj Ser
          A...........................................................    8.250   12/01/21       2,663,743
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Prty
          (b).........................................................    6.700   07/01/25       6,408,780
  5,175   Seminole Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA Insd)......    4.875   07/01/15       5,252,573
 16,065   Sun N Lake of Sebring, FL Impt Dist Spl Assmt Ser A (d)
          (g).........................................................   10.000   12/15/11       6,426,000
 10,000   Sunrise, FL Utility Sys Rev Rfdg (AMBAC Insd)...............    5.000   10/01/28      10,300,900
    880   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................    8.500   05/01/17         978,965
  1,870   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......    7.500   11/01/16       2,087,294
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......    7.625   11/01/26       2,247,620
                                                                                            --------------
                                                                                               125,223,289
                                                                                            --------------
          GEORGIA  5.2%
  1,000   Atlanta, GA Urban Residential Fin Auth Multi-family Rev.....    6.750   07/01/30       1,022,670
 19,000   Class A Ctfs relating to Atlanta, GA Urban Residential Fin
          Auth Multi-Family Hsg Renaissance on Peachtree Apts Proj Ser
          85 (g)......................................................    8.500   04/01/26      21,712,820
  4,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev...............    6.500   02/01/28       4,076,680
 32,000   Georgia Local Govt Ctfs Partn Grantor Trust Ser A (MBIA
          Insd).......................................................    4.750   06/01/28      31,606,400
                                                                                            --------------
                                                                                                58,418,570
                                                                                            --------------
          IDAHO  1.3%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (b).........................................................    8.450   02/15/21       9,933,840
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev Envirosafe
          Services of ID Inc..........................................    8.250   11/01/02       4,570,599
                                                                                            --------------
                                                                                                14,504,439
                                                                                            --------------
          ILLINOIS  8.9%
  1,850   Bridgeview, IL Tax Increment Rev Rfdg.......................    9.000   01/01/11       2,160,985
  7,560   Chicago, IL O'Hare Intl Arpt Spl Fac Rev (b)................    6.450   05/01/18       8,083,303
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc
          Proj Ser A (b)..............................................    7.875   11/01/25       3,250,830
 23,470   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Proj Ser 84A (b)............................................    8.850   05/01/18      26,141,355
  2,625   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B (b)...................................................    8.950   05/01/18       2,924,486
  3,875   Chicago, IL Rev Chatham Ridge Tax Increment.................   10.250   01/01/07       4,006,905
  1,000   Chicago, IL Tax Increment...................................    7.250   01/01/14       1,095,120
    300   Crestwood, IL Tax Increment Rev Bank Qualified Rfdg.........    6.000   12/01/99         306,738
  1,015   Du Page Cnty, IL Sch Dist Cap Apprec (FGIC Insd)............        *   02/01/14         494,823
  1,000   Du Page Cnty, IL Sch Dist Cap Apprec (FGIC Insd)............        *   02/01/18         392,170
  2,000   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....    8.500   12/01/15       2,357,620
  3,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          Rfdg (MBIA Insd)............................................    5.400   03/01/28       3,068,550
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....    8.000   11/15/16       1,580,709
  7,100   Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj Rfdg
          (Prerefunded @ 08/01/04) (b)................................    7.000   08/01/24       8,182,963
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........    7.500   08/15/26       1,112,850
  3,730   Illinois Edl Fac Auth Rev Trinity Med Cent (FSA Insd).......    6.000   07/01/28       4,100,128
  3,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................    7.400   08/15/23       3,377,640

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,550   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D (b)......    9.500%  11/15/15  $    5,182,723
  1,000   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group Ser B
          (Prerefunded @ 02/15/05)....................................    8.000   02/15/25       1,225,900
  4,905   Illinois Hlth Fac Auth Rev Midwest Physician Group Ltd Proj
          (Prerefunded @ 11/15/04) (b)................................    8.100   11/15/14       6,072,145
  1,135   Mill Creek Wtr Reclamation Dist IL Sewage Rev...............    8.000   03/01/10       1,315,624
    685   Mill Creek Wtr Reclamation Dist IL Wtrwks Rev...............    8.000   03/01/10         794,011
  1,500   Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj........    7.750   01/01/17       1,833,210
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl Svc Area................    8.050   02/01/17       2,010,744
  2,095   Regional Tran Auth IL Ser B (AMBAC Insd)....................    8.000   06/01/17       2,949,467
  7,000   Robbins, IL Res Recovery Rev................................    8.375   10/15/16       5,600,000
                                                                                            --------------
                                                                                                99,620,999
                                                                                            --------------
          INDIANA  0.7%
    825   Crawfordsville, IN Redev Comm Redev Dist Tax Increment
          Rev.........................................................    7.000   02/01/12         862,867
  2,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......    6.700   11/01/12       2,193,800
  3,190   Kokomo, IN School Bldg Corp First Mtg (AMBAC Insd)..........    4.125   07/15/17       2,941,946
  1,500   Marion Cnty, IN Convention & Recnl Facs Auth Excise Tax Rev
          (MBIA Insd).................................................    5.000   06/01/27       1,498,755
                                                                                            --------------
                                                                                                 7,497,368
                                                                                            --------------
          IOWA  0.1%
  1,500   Cedar Rapids, IA Rev First Mtg Cottage Grove................    5.875   07/01/28       1,508,700
                                                                                            --------------
          KANSAS  0.2%
    760   Kansas City, KS Crawford Cnty Leavenworth Single Family Mtg
          Rev (AMBAC Insd) (b)........................................        *   04/01/16         118,492
  1,000   Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser A..............    8.000   07/01/16       1,123,740
  1,000   Manhattan, KS Coml Dev Rev Holiday Inn Sr Ser A Rfdg........    8.000   07/01/16       1,123,740
                                                                                            --------------
                                                                                                 2,365,972
                                                                                            --------------
          KENTUCKY  0.3%
  2,700   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd) (b).......................................    8.566   10/09/08       3,236,625
                                                                                            --------------
          LOUISIANA  0.7%
  4,000   Louisiana Hsg Fin Agy Rev Multi-Family Hsg Plantation Ser
          A...........................................................    7.125   01/01/28       4,041,000
  1,910   Louisiana Pub Fac Auth Rev Student Ln SubSer A3 (b).........    7.000   09/01/06       2,035,315
  1,435   Webster Parish, LA Pollutn Ctl Rev Intl Paper Co Proj Ser B
          Rfdg........................................................    5.200   03/01/13       1,508,702
                                                                                            --------------
                                                                                                 7,585,017
                                                                                            --------------
          MAINE  0.1%
  1,225   Maine Hlth & Higher Edl Facs Auth Rev Ser B (Prerefunded @
          07/01/04) (FSA Insd)........................................    7.000   07/01/24       1,441,653
     25   Maine Hlth & Higher Edl Facs Auth Rev Ser B (FSA Insd)......    7.000   07/01/24          28,943
                                                                                            --------------
                                                                                                 1,470,596
                                                                                            --------------
          MARYLAND  0.9%
  1,440   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Multi-Family Hsg Rev Ser A Rfdg.............................    8.300   05/15/17       1,459,872
  1,725   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev Rev Single
          Family Pgm Seventh Ser (b)..................................    7.300   04/01/25       1,866,364
  3,000   Montgomery Cnty, MD Econ Dev Editorial Projs In Edl Ser A...    6.540   09/01/28       3,017,430
  3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt Woodview Ser
          A...........................................................    8.000   07/01/26       3,261,870
                                                                                            --------------
                                                                                                 9,605,536
                                                                                            --------------
          MASSACHUSETTS  2.8%
  7,000   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd) (h).............  3.1/5.0   07/01/13       6,971,790
  1,670   Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp
          Ser A.......................................................    9.375   07/01/14       1,676,212
  2,099   Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser A Rfdg
          (AMBAC Insd)................................................    6.650   07/01/19       2,284,904
  2,965   Massachusetts St Indl Fin Agy Greater Lynn Mental Hlth......    6.375   06/01/18       3,022,136
  1,360   Massachusetts St Indl Fin Agy Greater Lynn Mental Hlth......    6.200   06/01/08       1,383,188
  1,650   Massachusetts St Indl Fin Agy Rev Wentworth Inst
          Technology..................................................    5.750   10/01/28       1,731,031
  4,000   Massachusetts St Indl Fin Agy Rev Cent For Autism...........    9.500   11/01/17       4,334,880
    575   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...    8.000   12/01/06         659,744
  1,085   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...    8.375   12/01/13       1,286,333

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$   675   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...    8.500%  12/01/20  $      803,662
  6,400   Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting
          (g).........................................................    9.250   06/01/10       6,655,296
                                                                                            --------------
                                                                                                30,809,176
                                                                                            --------------
          MICHIGAN  4.6%
  2,000   Battle Creek, MI Downtown Dev Auth Tax Increment Rev
          (Prerefunded @ 05/01/04)....................................    7.600   05/01/16       2,392,000
  2,000   Brandon Sch Dist, MI Rfdg (AMBAC Insd)......................    5.000   05/01/22       2,003,680
  6,000   Detroit, MI Downtown Dev Auth Dev Area No. 1 Projs A Rfdg
          (MBIA Insd).................................................    4.750   07/01/18       5,845,740
  1,000   Detroit, MI Local Dev Fin Auth Ser C........................    6.850   05/01/21       1,048,960
  5,000   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC Insd).............    5.000   07/01/23       5,007,600
  2,000   Grosse Ile Twp, MI Sch Dist Rfdg (FGIC Insd)................    5.000   05/01/22       2,003,680
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham
          Hills Ser A.................................................    7.500   07/01/13       2,634,856
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham
          Hills Ser A.................................................    7.750   07/01/19       3,822,563
  3,250   Michigan St Hosp Fin Auth Rev Detroit Med Cent Oblig Ser
          A...........................................................    5.250   08/15/28       3,247,367
  3,000   Michigan St Hosp Fin Auth Rev Detroit Med Cent Oblig Ser
          A...........................................................    5.250   08/15/23       3,001,050
  2,250   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................    5.500   10/01/18       2,306,970
  9,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................    5.500   10/01/27       9,197,550
  7,682   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fiber Proj (e)..............................................    8.000   12/01/27       6,939,407
  1,000   Michigan St Strategic Fd Res Recovery Ltd Oblig Rev Central
          Wayne Energy Rec Ser A......................................    7.000   07/01/27       1,018,370
    615   Saint Clair Cnty, MI Econ Dev Corp Kmart Proj...............    9.500   02/01/06         622,331
                                                                                            --------------
                                                                                                51,092,124
                                                                                            --------------
          MINNESOTA  1.5%
  1,425   Columbia Heights, MN Multi-Family Crest View Corp Proj......    6.000   03/01/33       1,452,631
  5,490   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser A (g) (b)...............................................   10.000   01/15/20       5,710,259
    495   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser B Cap Apprec (g)........................................        *   01/15/20         767,250
    850   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A.........    6.100   12/01/17         867,246
  1,450   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A.........    6.250   12/01/27       1,479,232
  6,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg (MBIA
          Insd).......................................................    4.750   01/01/16       6,000,720
                                                                                            --------------
                                                                                                16,277,338
                                                                                            --------------
          MISSISSIPPI  0.1%
  1,000   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc
          Rfdg........................................................    7.300   05/01/25       1,053,840
                                                                                            --------------
          MISSOURI  0.7%
    615   Ferguson, MO Tax Increment Rev Crossings At Halls Ferry
          Proj........................................................    7.250   04/01/07         630,178
  3,095   Ferguson, MO Tax Increment Rev Crossings At Halls Ferry
          Proj........................................................    7.625   04/01/17       3,198,837
    675   Ferguson, MO Tax Increment Rev Crossings At Halls Ferry
          Proj........................................................    7.625   04/01/18         697,646
    955   Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare
          Cent Proj Ser A Rfdg........................................    8.250   12/01/15       1,080,621
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd) (b)..................    6.000   06/01/15       1,163,580
  1,000   West Plains, MO Indl Dev Auth Hosp Rev Ozark Med Cent.......    5.600   11/15/17       1,024,480
                                                                                            --------------
                                                                                                 7,795,342
                                                                                            --------------
          NEBRASKA  0.4%
  1,900   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................    9.862   10/17/23       2,362,500
  1,900   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   11.287   09/10/30       2,458,500
                                                                                            --------------
                                                                                                 4,821,000
                                                                                            --------------
          NEVADA  0.2%
  1,945   Reno, NV Redev Agy Tax Alloc Downtown Redev Proj Ser E Rfdg
          (Prerefunded @ 09/01/03)....................................    5.600   09/01/09       2,106,999
                                                                                            --------------
          NEW HAMPSHIRE  1.3%
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................    7.350   01/01/18       2,210,720
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................    7.450   01/01/25       2,222,440
  4,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp Catholic
          Med Cent Rfdg (b)...........................................    8.250   07/01/13       4,171,440

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$ 3,390   New Hampshire Higher Edl & Hlth Fac Auth Rev Vly Regl
          Hosp........................................................    7.350%  04/01/23  $    3,396,204
  2,000   New Hampshire St Business Fin Auth Pollutn Ctl & Solid Waste
          Disposal Rev................................................    7.750   01/01/22       2,245,320
                                                                                            --------------
                                                                                                14,246,124
                                                                                            --------------
          NEW JERSEY  2.3%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrig.........    8.400   04/01/24       2,541,885
  1,000   New Jersey Econ Dev Auth Econ Dev Rev.......................    6.375   04/01/18       1,004,930
  4,000   New Jersey Econ Dev Auth Econ Dev Rev.......................    6.375   04/01/31       4,019,720
  1,250   New Jersey Econ Dev Auth Rev First Mortgage Keswick Pines
          Rfdg........................................................    5.700   01/01/18       1,268,550
  6,420   New Jersey Econ Dev Auth Rev First Mtg Gross Rev Oakridge
          Manor Proj Rfdg.............................................    9.500   11/01/14       6,567,853
  1,000   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................    8.500   11/01/16       1,135,070
  1,500   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................    8.625   11/01/25       1,714,245
  1,875   New Jersey Econ Dev Auth Rev Kullman Assoc Proj Ser A.......    6.125   06/01/18       1,907,062
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A...    8.750   05/15/26       3,592,050
  1,275   New Jersey St Edl Fac Auth Rev Felician College of Lodi Ser
          D...........................................................    7.375   11/01/22       1,397,285
                                                                                            --------------
                                                                                                25,148,650
                                                                                            --------------
          NEW MEXICO  0.7%
  2,250   Albuquerque, NM Retirement Fac Rev La Vida Liena Proj Ser A
          Rfdg........................................................    8.850   02/01/23       2,480,152
  1,000   Bernalillo Cnty, NM Multi-Family Rev Hsg Topke
          Commons/Arbors Proj Ser D...................................    7.700   04/01/27       1,043,890
  3,600   Farmington, NM Pollutn Ctl Rev Pub Svc Co San Juan Proj D
          Rfdg........................................................    6.375   04/01/22       3,943,368
                                                                                            --------------
                                                                                                 7,467,410
                                                                                            --------------
          NEW YORK  5.6%
  1,195   Clifton Springs, NY Hosp & Clinic Ser B Rfdg & Impt.........    7.000   01/01/05       1,270,452
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY Institute of
          Technology Rfdg.............................................    7.500   03/01/26       1,680,210
  1,000   Monroe Cnty, NY Indl Dev Agy Rev Indl Dev Empire Sports Proj
          Ser A.......................................................    6.250   03/01/28       1,011,740
  1,500   New York City Indl Dev Agy Rev Visy Paper Inc Proj..........    7.950   01/01/28       1,707,390
  5,000   New York City Ser A (b).....................................    7.000   08/01/07       5,960,000
  3,000   New York City Ser D Rfdg (b)................................    8.000   02/01/05       3,640,260
 10,330   New York City Subser A1 (Embedded Swap).....................    5.540   11/27/97      10,994,529
  4,250   New York City Tran Auth Tran Fac Livingston Plaza Proj Rfdg
          (FSA Insd) (b)..............................................    5.400   01/01/18       4,615,372
  5,000   New York St Dorm Auth Rev City Univ Ser F (b)...............    5.500   07/01/12       5,262,750
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg) (MBIA Insd)...........................................    7.000   07/08/26       3,232,500
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................    8.406   04/01/20       3,278,125
    225   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................    5.500   04/01/00         230,850
  1,000   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................    5.500   04/01/01       1,039,860
    750   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................    5.250   04/01/02         782,723
  1,500   New York St Thruway Auth Hwy & Brdg Tr Fund Ser A
          (Prerefunded @ 04/01/04)....................................    6.000   04/01/14       1,682,475
  2,000   New York, NY City Indl Dev Agy Field Hotel Assoc Lp Jfk Rfdg
          (a).........................................................    6.000   11/01/28       2,030,640
  3,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................    6.250   11/15/06       3,406,890
  1,500   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................    6.375   11/15/07       1,717,935
  2,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd) (b).............................    6.500   11/15/09       2,304,060
  6,775   Triborough Bridge & Tunnel Auth NY Rev Ser 1994A............    4.750   01/01/19       6,657,725
                                                                                            --------------
                                                                                                62,506,486
                                                                                            --------------
          NORTH CAROLINA  0.8%
  7,510   Eastern Band Cherokee Indians NC Spl Oblig Rev Carolina
          Mirror Co Proj (g)..........................................   10.250   09/01/09       7,510,000
  1,000   North Carolina Muni Pwr Agy No 1 Catawba Electric Rev (MBIA
          Insd).......................................................    5.125   01/01/17       1,023,990
                                                                                            --------------
                                                                                                 8,533,990
                                                                                            --------------
          NORTH DAKOTA  0.2%
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj.............    6.250   12/01/34       1,022,640
  1,000   Grand Forks, ND Sr Hsg Rev Spl Term 4000 Vly Square Proj....    6.375   12/01/34       1,048,680
                                                                                            --------------
                                                                                                 2,071,320
                                                                                            --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          OHIO  4.5%
$ 6,400   Cleveland, OH Arpt Spl Rev Continental Airls Inc Proj.......    5.375%  09/15/27  $    6,290,944
  6,000   Cleveland, OH Arpt Spl Rev Continental Airls Inc Rfdg (a)...    5.700   12/01/19       6,042,360
  1,500   Cuyahoga Cnty, OH Multi-Family Rev Hsg Park Lane Apts Proj
          Ser A.......................................................    8.250   07/01/28       1,545,000
  2,000   East Liverpool, OH Hosp Rev East Liverpool City Hosp Ser A
          (Prerefunded @ 10/01/01)....................................    8.125   10/01/11       2,287,940
 11,275   Hamilton Cnty, OH Hosp Facs Rev Childrens Hosp Med Cent Ser
          G (MBIA Insd)...............................................    5.000   05/15/23      11,299,805
  2,000   Hamilton Cnty, OH Sales Tax Hamilton Cnty Football Proj Ser
          A (MBIA Insd)...............................................    4.750   12/01/27       1,960,860
  2,000   Madison Cnty, OH Hosp Impt Rev Madison Cnty Hosp Proj
          Rfdg........................................................    6.400   08/01/28       2,036,540
  5,900   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized) (b)...................................    9.770   03/31/31       6,637,500
  2,500   Ohio St Solid Waste Rev CSC Ltd Proj........................    8.500   08/01/22       2,650,425
  3,700   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....    8.250   10/01/14       3,848,962
  1,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....    9.000   06/01/21       1,087,090
  4,490   Reynoldsburg, OH Hlthcare Fac Rev Wesley Ridge Proj (GNMA
          Collateralized).............................................    6.150   10/20/38       4,958,936
                                                                                            --------------
                                                                                                50,646,362
                                                                                            --------------
          OKLAHOMA  0.1%
  1,000   Oklahoma Cnty, OK Fin Auth Epworth Villa Proj Ser A Rfdg....    7.000   04/01/25       1,058,700
                                                                                            --------------
          OREGON  0.7%
  1,245   Clatsop Care Cent Hlth Dist OR Rev Sr Hsg...................    6.000   08/01/14       1,267,696
  2,145   Clatsop Care Cent Hlth Dist OR Rev Sr Hsg...................    6.875   08/01/28       2,182,259
  4,000   Oregon St Hlth Hsg Edl & Cultural Facs Auth.................    7.250   06/01/28       4,075,080
                                                                                            --------------
                                                                                                 7,525,035
                                                                                            --------------
          PENNSYLVANIA  7.3%
  5,255   Allegheny Cnty, PA Indl Dev Auth Rev Environmental Impt Usx
          Proj Rfdg...................................................    6.100   01/15/18       5,645,131
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral
          Toledo Edison Co Proj Ser A Rfdg (b)........................    7.750   05/01/20       6,972,480
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc Proj
          Rfdg........................................................    7.700   05/15/22       1,129,910
  4,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Rfdg........................................    7.500   09/01/15       4,482,120
  1,670   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj
          (Prerefunded @ 07/01/01)....................................    8.500   07/01/13       1,885,346
  2,000   Cumberland Cnty, PA Auth Rev First Mtg Carlisle Hosp & Hlth
          Rfdg........................................................    6.800   11/15/14       2,202,840
  3,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg Riverfront
          Office......................................................    6.000   01/01/25       3,040,560
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conf Cent Hyatt
          Regency.....................................................    6.200   01/01/29       5,047,500
  1,500   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg Proj........    7.000   06/01/21       1,598,070
  2,890   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)................        *   09/01/21         948,007
  2,405   Harrisburg, PA Cap Apprec Rfdg Notes Ser F (AMBAC Insd).....        *   03/15/16       1,034,703
  3,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC Insd)......    7.520   01/08/98       4,038,125
  2,000   Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace Oblig Group....    6.000   11/01/23       2,022,160
  1,000   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc
          Proj........................................................    6.300   06/01/28         987,980
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................    8.875   10/01/20       2,227,960
  8,100   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Proj Ser A (Prerefunded @ 12/01/00)..........   10.000   12/01/19       9,293,454
    500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................    7.000   12/01/10         542,750
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................    7.250   12/01/15       2,734,575
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
          Meadowood Corp Rfdg.........................................    7.400   12/01/20       6,567,000
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy....    7.750   09/01/24       1,125,320
  3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj
          Ser D (b)...................................................    7.050   12/01/10       3,361,890
  5,000   Philadelphia, PA Auth For Indl Dev Rev Long-Term Care
          Maplewood...................................................    8.000   01/01/24       5,590,400
  5,170   Pittsburgh, PA Wtr & Swr Auth Wtr & Swr Sys Rev (FSA
          Insd).......................................................    5.000   09/01/19       5,218,133
  1,500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg........    7.250   01/15/17       1,652,220
  2,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Rfdg........    7.350   01/15/22       2,215,940
                                                                                            --------------
                                                                                                81,564,574
                                                                                            --------------
          RHODE ISLAND  0.2%
  1,975   Providence, RI Redev Agy Ctfs Partn Ser A...................    8.000   09/01/24       2,191,006
                                                                                            --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          SOUTH CAROLINA  1.2%
$   115   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............    7.000%  06/01/19  $      132,304
  2,385   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd) (b)...................................    7.000   06/01/19       2,804,641
  5,000   Florence Cnty, SC Hosp Rev Mcleod Regl Med Cent Proj Ser A
          (MBIA Insd).................................................    4.750   11/01/27       4,816,650
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc Ser 84 (Var
          Rate Cpn)...................................................    6.335   06/15/04       1,000,000
  4,000   South Carolina St Hsg Fin & Dev Auth Multi-Family Rev.......    6.750   05/01/28       4,109,720
                                                                                            --------------
                                                                                                12,863,315
                                                                                            --------------
          SOUTH DAKOTA  0.2%
    805   Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp Ser A.......    5.500   12/15/08         824,191
  1,810   Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp Ser A.......    6.000   12/15/18       1,856,517
                                                                                            --------------
                                                                                                 2,680,708
                                                                                            --------------
          TENNESSEE  3.6%
  2,750   Chattanooga, TN Hlth Edl & Hsg Fac Brd Rev..................    5.000   12/01/18       2,767,958
 10,000   Chattanooga, TN Hlth Edl & Hsg Fac Brd Rev..................    5.000   12/01/28       9,991,600
  3,000   SCA Tax Exempt Trust Multi-Family Mtg Memphis Hlth Edl Rev
          Bond Receipt Ser A6 (FSA Insd)..............................    7.350   01/01/30       3,373,380
  4,485   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser A (Prerefunded @ 08/01/99).....................    9.750   08/01/19       4,848,285
  4,545   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser C (Prerefunded @ 08/01/99).....................    9.750   08/01/19       4,913,145
  2,000   Springfield, TN Hlth & Edl Fac Brd Hosp Rev Jesse Holman
          Jones Hosp Proj (Prerefunded @ 04/01/06)....................    8.250   04/01/12       2,577,640
  6,185   Sullivan Cnty, TN Hlth Edl & Hsg Facs Brd Rev...............    8.410   11/01/19       7,210,287
  3,240   Trenton, TN Hlth & Edl Facs Brd Rev Rha/Trenton Mr Inc Proj
          Ser A.......................................................   10.000   11/01/19       3,821,612
  1,160   Trenton, TN Hlth & Edl Facs Brd Rev Rha/Trenton Mr Inc Proj
          Ser B (d)...................................................   10.000   11/01/20         150,800
                                                                                            --------------
                                                                                                39,654,707
                                                                                            --------------
          TEXAS  6.3%
  1,500   Abilene, TX Hlth Facs Dev Sears Methodist Retirement Ser
          A...........................................................    5.875   11/15/18       1,506,990
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd) (b)...............................    8.987   01/01/22       2,337,500
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev........    7.600   12/01/17       2,045,140
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg Baptist Hlth Sys
          Ser A (MBIA Insd)...........................................    6.000   11/15/12       1,152,650
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg Baptist Hlth Sys
          Ser A (MBIA Insd)...........................................    6.000   11/15/13       2,738,440
  5,000   Brazos River Auth TX Rev Houston Inds Inc Proj D Rfdg.......    4.900   10/01/15       5,136,900
    665   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/00         580,651
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/01         943,510
    335   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/02         251,870
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................        *   08/01/11         670,487
    775   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................    8.750   08/01/11         799,753
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................    8.750   08/01/12       2,755,280
  1,635   Garland, TX Independent Sch Dist............................    4.000   02/15/15       1,500,832
  2,500   Garland, TX Indl Dev Auth Rev Bond Ashland Oil Proj Ser 84
          Rfdg (Var Rate Cpn).........................................   5.3625   04/01/04       2,502,550
  2,500   Houston, TX Arpt Sys Rev Spl Fac Continental Airl Term Impt
          Ser B.......................................................    6.125   07/15/27       2,628,875
  1,880   Laredo, TX Ctfs Oblig Ser B (MBIA Insd).....................    4.500   02/15/17       1,817,133
  2,655   Leander, TX Indpt Sch Dist Cap Apprec Rfdg..................        *   08/15/18         934,746
  4,820   Leander, TX Indpt Sch Dist Cap Apprec Rfdg..................        *   08/15/21       1,434,769
  3,990   Leander, TX Indpt Sch Dist Rfdg.............................    4.750   08/15/12       4,018,289
  5,000   Lower Neches Vly Auth TX Indl Dev Corp Rev..................    5.550   03/01/33       5,253,100
  2,000   Matagorda Cnty, TX Nav Dist No 1 Rev (MBIA Insd)............    5.150   11/01/29       2,029,600
  1,070   Mc Allen, TX Dev Corp Inc Sales Tax Rev (FSA Insd)..........    5.250   02/15/18       1,081,374
  1,000   Nacogdoches, TX Indl Dev Auth Inc Pollutn Ctl Rev...........    5.300   12/01/11       1,060,450
  1,180   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg................        *   08/15/17         444,211
  1,175   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg................        *   08/15/20         372,264

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,175   Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg................        *   08/15/23  $      312,985
  6,000   Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg.................        *   08/15/18       2,145,120
  2,533   Texas Genl Svcs Comm Partn Int Lease Purch Ctfs.............    7.250%  08/15/11       2,593,023
  8,000   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA
          Collateralized).............................................    6.900   07/02/24       9,191,600
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd).....................................    6.750   01/01/15       2,344,240
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd) (b).................................    6.600   01/01/23       2,327,740
  5,000   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics (b).................................    8.200   03/15/21       5,511,150
                                                                                            --------------
                                                                                                70,423,222
                                                                                            --------------
          UTAH  1.7%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............    7.800   09/01/15       1,070,930
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............    8.000   09/01/20       1,262,814
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............    7.800   09/01/25       1,069,700
  4,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd).......................................................    5.750   07/01/19       4,401,600
  2,500   Intermountain Pwr Agy UT Rev Ser A Rfdg (a).................    5.000   07/01/19       2,472,225
    250   Saint George, UT Indl Dev Rev Kmart Corp Ser 1984A..........   10.750   10/15/08         256,250
  3,270   Salt Lake Cnty, UT Hsg Auth Multi-Family Hsg Rev (FHA
          Gtd)........................................................    6.375   11/01/33       3,525,812
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw Environmental
          Ser A.......................................................    7.550   07/01/27       2,802,550
  1,395   Utah St Hsg Fin Agy Single Family Mtg Mezz A1 (AMBAC Insd)
          (b).........................................................    6.100   07/01/13       1,495,691
                                                                                            --------------
                                                                                                18,357,572
                                                                                            --------------
          VIRGINIA  1.5%
  5,000   Alexandria, VA Redev & Hsg Auth 3001 Park Cent Apts Ser A
          Rfdg........................................................    6.375   04/01/34       5,049,500
  5,000   Chesapeake Bay Bridge & Tunnel VA Genl Resolution Rfdg (MBIA
          Insd) (a)...................................................    5.500   07/01/25       5,584,600
  1,000   Dulles Town Cent Cmnty Dev Auth Dulles Town Cent Proj.......    6.250   03/01/26       1,030,400
  2,650   Fairfax Cnty, VA Park Auth Park Fac Rev.....................    6.625   07/15/20       2,883,120
  1,500   Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt Fac Ser A....    7.450   01/01/09       1,670,970
                                                                                            --------------
                                                                                                16,218,590
                                                                                            --------------
          WASHINGTON  0.8%
  3,500   Spokane Cnty, WA Indl Dev Corp Solid Waste Disp Rev.........    7.600   03/01/27       3,910,725
  2,000   Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes Proj (a)........    6.000   04/01/28       1,982,500
    525   Washington St Hlth Care Facs Auth Rev Multicare Hlth Sys
          (MBIA Insd).................................................    5.000   08/15/18         526,601
  5,500   Washington St Pub Pwr Supply Comp Interest Ser C Rfdg (MBIA
          Insd).......................................................        *   07/01/17       2,174,535
                                                                                            --------------
                                                                                                 8,594,361
                                                                                            --------------
          WISCONSIN  1.9%
    800   Baldwin, WI Hosp Rev Mtg Ser A..............................    6.125   12/01/18         817,640
  2,590   Baldwin, WI Hosp Rev Mtg Ser A..............................    6.375   12/01/28       2,646,488
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj.....    7.750   12/01/22       1,075,230
  4,455   Southeast WI Prof Baseball Prk Ser A Rfdg...................    5.500   12/15/21       4,931,462
  4,105   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa Vly Hosp Ser F
          Rfdg (b)....................................................    9.500   11/15/12       4,810,567
  2,070   Wisconsin St Hlth & Edl Fac Auth Rev Eau Claire Manor.......    9.625   06/01/13       2,097,614
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev Franciscan Sisters
          Christian Ser A.............................................    5.500   02/15/28       1,537,530
  3,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........    7.500   07/01/26       3,340,020
                                                                                            --------------
                                                                                                21,256,551
                                                                                            --------------
          GUAM  0.3%
  3,500   Guam Arpt Auth Rev Ser B....................................    6.700   10/01/23       3,866,800
                                                                                            --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------------------
          PUERTO RICO  1.0%
$ 1,647   Centro de Recaudaciones de Ingresos Muni Ctfs Partn PR......    6.850%  10/17/03  $    1,723,588
 10,000   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser A..........    4.750   07/01/38       9,815,100
                                                                                            --------------
                                                                                                11,538,688
                                                                                            --------------
TOTAL LONG-TERM INVESTMENTS  100.1%
  (Cost $1,045,752,590)...................................................................   1,114,943,268
SHORT-TERM INVESTMENTS  0.2%
  (Cost $3,178,570).......................................................................       2,750,000
                                                                                            --------------
TOTAL INVESTMENTS  100.3%
  (Cost $1,048,931,160)...................................................................   1,117,693,268
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%).............................................      (3,486,337)
                                                                                            --------------
NET ASSETS  100.0%........................................................................  $1,114,206,931
                                                                                              ------------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,048,931,160).....................  $1,117,693,268
Receivables:
  Interest..................................................      20,721,508
  Investments Sold..........................................      14,850,004
  Fund Shares Sold..........................................       4,337,899
Other.......................................................          38,608
                                                              --------------
      Total Assets..........................................   1,157,641,287
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      20,696,273
  Bank Borrowings...........................................      17,046,644
  Income Distributions......................................       2,694,815
  Fund Shares Repurchased...................................       1,048,265
  Distributor and Affiliates................................         697,150
  Investment Advisory Fee...................................         426,230
  Variation Margin on Futures...............................         118,750
Accrued Expenses............................................         345,858
Options at Market Value (Net premiums received of $9,550)...         203,125
Trustees' Deferred Compensation and Retirement Plans........         157,246
                                                              --------------
      Total Liabilities.....................................      43,434,356
                                                              --------------
NET ASSETS..................................................  $1,114,206,931
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,150,498,956
Net Unrealized Appreciation.................................      68,326,173
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (9,019,837)
Accumulated Net Realized Loss...............................     (95,598,361)
                                                              --------------
NET ASSETS..................................................  $1,114,206,931
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $771,367,472 and 51,164,482 shares of
     beneficial interest issued and outstanding)............  $        15.08
    Maximum sales charge (4.75%* of offering price).........             .75
                                                              --------------
    Maximum offering price to public........................  $        15.83
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $279,631,431 and 18,554,723 shares of
     beneficial interest issued and outstanding)............  $        15.07
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $63,208,028 and 4,194,703 shares of
     beneficial interest issued and outstanding)............  $        15.07
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended
                                                             September 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $51,036,492          $63,584,303
                                                                -----------          -----------
EXPENSES:
Investment Advisory Fee.....................................      3,672,538            4,318,581
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,313,887, $1,907,516 and $381,087,
  respectively, for the nine months ended 9/30/98 and
  $1,563,986, $1,983,980 and $263,926, respectively, for the
  year ended 12/31/97)......................................      3,602,490            3,811,892
Shareholder Services........................................        570,794              970,151
Legal.......................................................        178,222              350,742
Custody.....................................................        101,721               84,770
Trustees' Fees and Expenses.................................         28,855               50,600
Other.......................................................        594,746              661,264
                                                                -----------          -----------
    Total Operating Expenses................................      8,749,366           10,248,000
    Interest Expense........................................        132,020                  -0-
                                                                -----------          -----------
NET INVESTMENT INCOME.......................................    $42,155,106          $53,336,303
                                                                ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $46,545 and $275,074, respectively)............    $ 1,335,890          $ 6,836,534
  Options...................................................         (3,171)              98,094
  Futures...................................................     (2,193,972)          (6,543,274)
                                                                -----------          -----------
Net Realized Gain/Loss......................................       (861,253)             391,354
                                                                -----------          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     50,697,747           26,675,438
                                                                -----------          -----------
  End of the Period:
    Investments.............................................     68,762,108           50,876,144
    Options.................................................       (193,575)                 -0-
    Futures.................................................       (242,360)            (178,397)
                                                                -----------          -----------
                                                                 68,326,173           50,697,747
                                                                -----------          -----------
Net Unrealized Appreciation During the Period...............     17,628,426           24,022,309
                                                                -----------          -----------
NET REALIZED AND UNREALIZED GAIN............................    $16,767,173          $24,413,663
                                                                ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $58,922,279          $77,749,966
                                                                ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   42,155,106          $53,336,303         $53,036,530
Net Realized Gain/Loss......................................          (861,253)             391,354         (15,209,862)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        17,628,426           24,022,309         (12,362,837)
                                                                --------------         ------------        ------------
Change in Net Assets from Operations........................        58,922,279           77,749,966          25,463,831
                                                                --------------         ------------        ------------
Distributions from Net Investment Income....................       (42,128,701)         (53,336,303)        (53,036,530)
Distributions in Excess of Net Investment Income............               -0-             (664,960)           (228,957)
                                                                --------------         ------------        ------------
  Total Distributions from and in Excess of Net Investment
    Income*.................................................       (42,128,701)         (54,001,263)        (53,265,487)
                                                                --------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        16,793,578           23,748,703         (27,801,656)
                                                                --------------         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       205,313,493          198,765,477         164,096,198
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        18,455,824           23,168,036          22,996,285
Cost of Shares Repurchased..................................      (100,827,970)        (135,758,091)       (108,010,178)
                                                                --------------         ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       122,941,347           86,175,422          79,082,305
                                                                --------------         ------------        ------------
TOTAL INCREASE IN NET ASSETS................................       139,734,925          109,924,125          51,280,649
NET ASSETS:
Beginning of the Period.....................................       974,472,006          864,547,881         813,267,232
                                                                --------------         ------------        ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $9,019,837, $9,046,242
  and $8,821,755, respectively).............................    $1,114,206,931         $974,472,006        $864,547,881
                                                                ==============          ===========        ============

                                                             Nine Months Ended       Year Ended          Year Ended
                  *Distributions by Class                    September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................    $(30,895,725)        $ (41,926,549)       $(43,633,838)
  Class B Shares............................................      (9,369,462)          (10,667,625)         (8,865,546)
  Class C Shares............................................      (1,863,514)           (1,407,089)           (766,103)
                                                                ------------          ------------        ------------
                                                                $(42,128,701)        $(54,001,263)        $(53,265,487)
                                                                ============          ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                              Nine Months                   Year Ended December 31,
                                                                 Ended          -----------------------------------------------
Class A Shares                                             September 30, 1998    1997      1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............         $14.845         $14.474   $14.984   $13.848   $15.629   $14.529
                                                                -------         -------   -------   -------   -------   -------
  Net Investment Income................................            .643            .895      .963     1.024      .956     1.052
  Net Realized and Unrealized Gain/Loss................            .217            .376     (.513)    1.072    (1.717)    1.158
                                                                -------         -------   -------   -------   -------   -------
Total from Investment Operations.......................            .860           1.271      .450     2.096     (.761)    2.210
Less Distributions from and in Excess of Net Investment
  Income...............................................            .629            .900      .960      .960     1.020     1.110
                                                                -------         -------   -------   -------   -------   -------
Net Asset Value, End of the Period.....................         $15.076         $14.845   $14.474   $14.984   $13.848   $15.629
                                                                =======         =======   =======   =======   =======   =======
Total Return (a).......................................           6.00%*          9.05%     3.21%    15.52%    (4.93%)   15.82%
Net Assets at End of the Period (In millions)..........         $771.4          $706.3    $ 671.9    $665.8    $603.0    $636.2
Ratio of Expenses to Average Net Assets (b)............            .92%            .94%      .99%      .95%      .87%     1.03%
Ratio of Net Investment Income to Average Net Assets
  (b)..................................................           5.66%           6.09%     6.60%     7.05%     6.48%     6.95%
Portfolio Turnover.....................................             66%*            63%       59%       59%      101%       91%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                 May 1, 1993
                                                   Nine Months              Year Ended December 31,             (Commencement
                                                      Ended          -------------------------------------   of Distributions) to
               Class B Shares                   September 30, 1998    1997      1996      1995      1994      December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....         $14.844         $14.474   $14.983   $13.850   $15.621              $14.670
                                                     -------         -------   -------   -------   -------              -------
  Net Investment Income.....................            .545            .774      .843      .908      .841                 .656
  Net Realized and Unrealized Gain/Loss.....            .229            .384     (.506)    1.071    (1.718)                .945
                                                     -------         -------   -------   -------   -------              -------
Total from Investment Operations............            .774           1.158      .337     1.979     (.877)               1.601
Less Distributions from and in Excess of Net
  Investment Income.........................            .547            .788      .846      .846      .894                 .650
                                                     -------         -------   -------   -------   -------              -------
Net Asset Value, End of the Period..........         $15.071         $14.844   $14.474   $14.983   $13.850              $15.621
                                                     =======         =======   =======   =======   =======              =======
Total Return (a)............................           5.35%*          8.23%     2.40%    14.62%    (5.69%)              11.12%*
Net Assets at End of the Period (In
  millions).................................         $ 279.6         $ 229.6   $ 173.8   $ 137.9   $ 112.4              $  56.6
Ratio of Expenses to Average Net Assets
  (b).......................................           1.68%           1.71%     1.75%     1.70%     1.64%                1.74%
Ratio of Net Investment Income to Average
  Net Assets (b)............................           4.90%           5.30%     5.84%     6.25%     5.70%                5.95%
Portfolio Turnover..........................             66%*            63%       59%       59%      101%                  91%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                               August 13, 1993
                                                   Nine Months              Year Ended December 31,             (Commencement
                                                      Ended          -------------------------------------   of Distributions) to
Class C Shares                                  September 30, 1998    1997      1996      1995      1994      December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....         $14.842         $14.474   $14.987   $13.846   $15.610              $15.030
                                                     -------         -------   -------   -------   -------              -------
  Net Investment Income.....................            .549            .778      .851      .910      .824                 .369
  Net Realized and Unrealized Gain/Loss.....            .225            .378     (.518)    1.077    (1.694)                .580
                                                     -------         -------   -------   -------   -------              -------
Total from Investment Operations............            .774           1.156      .333     1.987     (.870)                .949
Less Distributions from and in Excess of Net
  Investment Income.........................            .547            .788      .846      .846      .894                 .369
                                                     -------         -------   -------   -------   -------              -------
Net Asset Value, End of the Period..........         $15.069         $14.842   $14.474   $14.987   $13.846              $15.610
                                                     =======         =======   =======   =======   =======              =======
Total Return (a)............................           5.35%*          8.23%     2.33%    14.70%    (5.62%)               6.37%*
Net Assets at End of the Period (In
  millions).................................         $  63.2         $  38.6   $  18.8   $   9.5   $   7.6              $   5.2
Ratio of Expenses to Average Net
  Assets (b)................................           1.68%           1.71%     1.75%     1.69%     1.64%                1.82%
Ratio of Net Investment Income to Average
  Net Assets (b)............................           4.90%           5.24%     5.84%     6.19%     5.71%                5.21%
Portfolio Turnover..........................             66%*            63%       59%       59%      101%                  91%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $93,730,196 which expires between September 30, 1999 and September 30, 2006. Of this amount, $1,295,852 will expire on September 30, 1999. Net realized gains or losses may differ for financial reporting and tax

                               September 30, 1998
--------------------------------------------------------------------------------

purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, and gains and losses recognized for tax purposes on open options and futures positions at September 30, 1998.

       At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,050,605,522, the aggregate gross unrealized appreciation is $88,005,962 and the aggregate gross unrealized depreciation is $20,918,216, resulting in net unrealized appreciation on long- and short-term investments of $67,087,746.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

       Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. At December 31, 1997, permanent book and tax differences totaling ($440,473) were reclassified from accumulated distributions in excess of net investment income to capital.

       For the nine months ended September 30, 1998, 99.6% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                % PER
                     AVERAGE NET ASSETS                         ANNUM
------------------------------------------------------------------------
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

       For the nine months ended September 30, 1998, and the year ended December 31, 1997, the Fund recognized expenses of approximately $22,900 and $35,100, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $222,800 and $188,700, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $415,300 and $644,000, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their

                               September 30, 1998
--------------------------------------------------------------------------------

compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At September 30, 1998, capital aggregated $814,716,102, $273,821,581 and
$61,961,273 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                               SHARES             VALUE
-------------------------------------------------------------------------------------------
Sales:
  Class A..................................................   7,418,156       $ 110,301,687
  Class B..................................................   4,566,294          67,862,636
  Class C..................................................   1,827,970          27,149,170
                                                             ----------       -------------
Total Sales................................................  13,812,420       $ 205,313,493
                                                             ==========       =============
Dividend Reinvestment:
  Class A..................................................     923,639       $  13,739,535
  Class B..................................................     245,550           3,652,560
  Class C..................................................      71,508           1,063,729
                                                             ----------       -------------
Total Dividend Reinvestment................................   1,240,697       $  18,455,824
                                                             ==========       =============
Repurchases:
  Class A..................................................  (4,753,839)      $ (70,664,021)
  Class B..................................................  (1,723,537)        (25,610,245)
  Class C..................................................    (306,853)         (4,553,704)
                                                             ----------       -------------
Total Repurchases..........................................  (6,784,229)      $(100,827,970)
                                                             ==========       =============

                               September 30, 1998
--------------------------------------------------------------------------------

       At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                 SHARES             VALUE
---------------------------------------------------------------------------------------------
Sales:
  Class A..................................................     6,584,725       $  95,897,790
  Class B..................................................     5,414,821          78,851,895
  Class C..................................................     1,645,028          24,015,792
                                                               ----------       -------------
Total Sales................................................    13,644,574       $ 198,765,477
                                                               ==========       =============
Dividend Reinvestment:
  Class A..................................................     1,260,959       $  18,367,805
  Class B..................................................       276,853           4,036,121
  Class C..................................................        52,358             764,110
                                                               ----------       -------------
Total Dividend Reinvestment................................     1,590,170       $  23,168,036
                                                               ==========       =============
Repurchases:
  Class A..................................................    (6,688,927)      $ (97,347,533)
  Class B..................................................    (2,235,801)        (32,600,924)
  Class C..................................................      (397,427)         (5,809,634)
                                                               ----------       -------------
Total Repurchases..........................................    (9,322,155)      $(135,758,091)
                                                               ==========       =============

       At December 31, 1996, capital aggregated $744,740,084, $177,733,309 and
$19,349,267 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                 SHARES             VALUE
---------------------------------------------------------------------------------------------
Sales:
  Class A..................................................     6,370,895       $  92,301,711
  Class B..................................................     4,180,416          60,439,439
  Class C..................................................       787,103          11,355,048
                                                               ----------       -------------
Total Sales................................................    11,338,414       $ 164,096,198
                                                               ==========       =============
Dividend Reinvestment:
  Class A..................................................     1,326,707       $  19,189,337
  Class B..................................................       229,488           3,317,782
  Class C..................................................        33,851             489,166
                                                               ----------       -------------
Total Dividend Reinvestment................................     1,590,046       $  22,996,285
                                                               ==========       =============
Repurchases:
  Class A..................................................    (5,711,728)      $ (82,614,355)
  Class B..................................................    (1,605,061)        (23,186,460)
  Class C..................................................      (153,484)         (2,209,363)
                                                               ----------       -------------
Total Repurchases..........................................    (7,470,273)      $(108,010,178)
                                                               ==========       =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year

                               September 30, 1998
--------------------------------------------------------------------------------

following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT
                                                                  DEFERRED
                                                                SALES CHARGE
                     YEAR OF REDEMPTION                      CLASS B    CLASS C
-------------------------------------------------------------------------------
First.......................................................   4.00%      1.00%
Second......................................................   3.75%       None
Third.......................................................   3.50%       None
Fourth......................................................   2.50%       None
Fifth.......................................................   1.50%       None
Sixth.......................................................   1.00%       None
Seventh and Thereafter......................................    None       None

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $294,400 and $315,200, respectively, and CDSC on redeemed shares of approximately $470,000 and $520,700, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $823,883,011 and $687,842,578, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $653,314,161 and $564,013,425, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in options for the nine months ended September 30, 1998, and the year ended December 31, 1997, were as follows:

                                                             CONTRACTS      PREMIUM
-------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................     -0-      $       -0-
Options Written and Purchased (Net).........................  29,222         (899,313)
Options Terminated in Closing Transactions (Net)............ (15,576)        (687,585)
Options Exercised (Net).....................................    (500)         519,660
Options Expired (Net)....................................... (13,146)       1,067,238
                                                              ------      -----------
Outstanding at December 31, 1997............................     -0-              -0-
Options Written and Purchased (Net).........................  11,650         (157,409)
Options Terminated in Closing Transactions (Net)............  (5,050)        (274,812)
Options Expired (Net).......................................  (5,850)         441,771
                                                              ------      -----------
Outstanding at September 30, 1998...........................     750      $     9,550
                                                              ======      ===========

       The description and market values of the option contracts outstanding as of September 30, 1998 are as follows:

                                                                                 MARKET
                                                                 EXP. MONTH/      VALUE
DESCRIPTION                                          CONTRACTS   STRIKE PRICE   OF OPTION
-----------------------------------------------------------------------------------------
U.S. TREASURY BOND FUTURES
November 1998- Written Call........................     500           Nov/132   $(492,188)
November 1998- Purchased Call......................     250           Nov/131     289,063
                                                        ---                     ---------
                                                        750                     $(203,125)
                                                        ===                     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in futures contracts for the nine months ended September 30, 1998, and the year ended December 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................      426
Futures Opened..............................................    7,884
Futures Closed..............................................   (7,862)
                                                              -------
Outstanding at December 31, 1997............................      448
Futures Opened..............................................    8,900
Futures Closed..............................................   (8,748)
                                                              -------
Outstanding at September 30, 1998...........................      600
                                                              =======

       The futures contracts outstanding as of September 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                                         APPRECIATION/
                                                             CONTRACTS   (DEPRECIATION)
---------------------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures Dec. 1998
  (Current notional value $131,469 per contract)............    200         $ 392,130
Short Contracts -- Municipal Bond Futures Dec. 1998 (Current
  notional value $128,375 per contract).....................    400         ( 634,490)
                                                                ---         ---------
                                                                600         ($242,360)
                                                                ===         =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997 are payments retained by Van Kampen of approximately $1,677,200 and $1,751,600, respectively.

                               September 30, 1998
--------------------------------------------------------------------------------

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its net assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of
 .45% above the federal funds rate. The interest rate in effect at September 30, 1998 was 6.20%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

       The average daily balance of bank borrowings for the nine months ended September 30, 1998 was approximately $3,003,400 with an average interest rate of 5.98%. At September 30, 1998, borrowings under this agreement represented 1.5% of the Fund's net assets.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Tax Free High Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.
                                                           KPMG Peat Marwick LLP
Chicago, Illinois
November 5, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VANKAMPEN.COM and selecting Contact Us

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

OFFICERS AND TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP G. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 30

CAI ANR 11/98

                             LETTER TO SHAREHOLDERS




October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. However, the
United States has been relatively
unscathed by the turmoil in many
overseas markets. In fact, the U.S.
fixed-income markets benefited as                          [PHOTO]
many investors moved assets from
stocks into more conservative              DENNIS J. MCDONNELL AND DON G. POWELL
fixed-income investments. The
volatility also forced yield spreads
to widen between Treasuries and
high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC REVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

                                                            Continued on page  2

MARKET REVIEW

    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
    In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK

    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

                                            A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
Nine-month total return based on
  NAV(1)................................       6.38%       5.76%       5.70%
Nine-month total return(2)..............       2.95%       2.76%       4.70%

One-year total return based on NAV(1)...       9.57%       8.73%       8.67%
One-year total return(2)................       6.03%       5.73%       7.67%

Five-year average annual total
  return(2).............................       4.90%       4.77%       4.77%
Ten-year average annual total
  return(2).............................       7.83%         N/A         N/A
Life-of-Fund average annual total
  return(2).............................       8.01%       5.68%       5.20%
Commencement date.......................    12/13/85    05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................       4.55%       4.00%       4.00%
Taxable equivalent distribution rate(4).       7.84%       6.90%       6.90%
SEC Yield(5)............................       3.46%       2.81%       2.83%
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998 and ending on September 30, 1998.
--------------------------------------------------------------------------------

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen California Insured Tax Free Fund vs. the Lehman Brothers Municipal Bond Index (September 30, 1988 through September 30, 1998)

                              [GRAPH]

                                        Van Kampen
       Measurement Period         California Insured Tax     Lehman Brothers
     (Fiscal Year Covered)              Free Fund          Municipal Bond Index
Sep-88                                      9678                    10000
                                           10015                    10176
                                            9815                  10082.4
                                           10016                  10185.2
                                           10186                  10396.1
                                           10068                  10277.5
                                           10010                  10252.9
                                           10312                  10495.9
                                           10589                  10714.2
                                           10678                  10859.9
                                           10775                  11007.6
                                           10653                  10899.7
Sep-89                                     10579                    10867
                                           10670                  10999.6
                                           10845                  11192.1
                                           10940                  11283.9
                                           10816                  11230.8
                                           10986                  11330.8
                                           10988                  11334.2
                                           10840                  11252.6
                                           11093                  11497.9
                                           11159                  11599.1
                                           11335                  11769.6
                                           11148                  11598.9
Sep-90                                     11127                  11605.9
                                           11335                  11815.9
                                           11618                  12053.4
                                           11754                  12106.5
                                           11800                  12268.7
                                           11922                  12375.4
                                           11894                  12380.4
                                           12071                    12545
                                           12187                  12656.7
                                           12097                    12644
                                           12276                  12798.3
                                           12495                  12967.2
Sep-91                                     12629                  13135.8
                                           12710                    13254
                                           12743                  13291.1
                                           12927                  13576.9
                                           13001                  13608.1
                                           13003                  13612.2
                                           13061                  13617.6
                                           13184                  13738.9
                                           13332                    13901
                                           13513                  14134.5
                                           13999                  14558.5
                                           13902                  14415.9
Sep-92                                     13921                  14509.6
                                           13682                  14367.4
                                           14035                  14624.6
                                           14230                  14773.7
                                           14409                  14945.1
                                           15175                  15486.1
                                           14930                    15322
                                           15112                  15476.7
                                           15191                  15563.4
                                           15522                  15823.3
                                           15455                  15843.9
                                           15963                  16173.4
Sep-93                                     16190                  16357.8
                                           16146                  16388.9
                                           15837                  16244.6
                                           16308                  16587.4
                                           16527                  16776.5
                                           15942                    16342
                                           15066                  15676.9
                                           15053                  15810.1
                                           15213                  15947.7
                                           15127                  15850.4
                                           15407                  16140.5
                                           15440                    16197
Sep-94                                     15150                  15958.9
                                           14831                  15674.8
                                           14529                  15391.1
                                           14881                  15729.7
                                           15412                  16179.5
                                           15899                  16650.4
                                           16017                  16841.8
                                           16020                  16862.1
                                           16571                    17400
                                           16295                  17248.6
                                           16415                  17412.4
                                           16613                  17633.6
Sep-95                                     16705                  17744.7
                                           17013                    18002
                                           17381                  18300.8
                                           17602                  18476.5
                                           17772                  18616.9
                                           17633                  18490.3
                                           17244                  18253.6
                                           17185                  18202.5
                                           17206                  18195.2
                                           17359                  18393.6
                                           17592                    18561
                                           17582                  18557.2
Sep-96                                     17837                    18817
                                           18074                  19029.7
                                           18445                  19377.9
                                           18341                  19296.5
                                           18288                  19333.2
                                           18434                  19511.1
                                           18182                  19251.6
                                           18350                  19413.3
                                           18658                  19704.5
                                           18871                  19915.3
                                           19480                    20467
                                           19150                  20274.6
Sep-97                                     19398                  20515.8
                                           19518                  20647.2
                                           19638                    20769
                                           19979                  21072.2
                                           20190                  21289.2
                                           20161                  21295.6
                                           20187                  21314.8
                                           20014                  21218.9
                                           20407                  21554.1
                                           20500                  21638.2
                                           20560                  21692.3
                                           20912                  22028.5
Sep-98                                     21254                  22303.9

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

We recently spoke with the management team of the Van Kampen California Insured Tax Free Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.


   Q  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE PAST NINE MONTHS?

   A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent as Treasuries.
    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.


   Q  HOW HAVE THESE CONDITIONS AFFECTED THE WAY YOU MANAGE THE FUND?


   A Insured bonds continue to be the preferred structure for California retail investors in light of Orange County's 1994 credit problems. Through the end of the second quarter, 55 percent of all California bond issues were insured. This heavy supply of insured bonds benefited the Fund, because there were plenty of quality bond issues from which to choose, enabling us to keep the portfolio well diversified.
    Because the Fund is diversified across numerous industry sectors, we are always watchful for signs that would indicate a change in a sector's relative value. The portfolio was not radically altered during the reporting period, as you can see by our top five allocations by sector as of September 30, 1998: tax district (16 percent), public education (12 percent), public building (12 percent), general purpose (10 percent), and water and sewer (8 percent). For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?


   A The Fund's total return during the first nine months of 1998 was 6.38 percent(1) (Class A shares at net asset value), while its distribution rate was 4.55 percent(3) as of September 30, 1998. By comparison, the
Lehman Brothers Municipal Bond Index produced a total return of 5.84 percent for the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate translates into a taxable-equivalent rate of 7.84 percent(4) for an investor in the 42 percent combined federal and state income tax bracket. The Fund's dividend remained unchanged at $0.0735 per share during the period. Please refer to the chart on page 3 for additional Fund performance results.


   Q  WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?


   A The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a favorable environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain strong, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.
    California's economy remains robust, and the state's fiscal situation is healthy. Although it appears that the Asian economic crisis has had a limited effect on the state's economy and there are no obvious signs of trouble on the horizon, we remain cautious. It is unclear whether California will continue to remain insulated from Asia's economic problems or from those in Latin America, given the state's close economic ties to Mexico. If the state encounters economic difficulties, bond issuers--particularly the smaller municipalities--might be forced to increase the number of insured bonds in response to a heightened demand for quality. Similarly, if interest rates remain where they are or continue to decline, we could see a record number of municipal bond issues.

[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

 TOP TEN HOLDINGS AS OF SEPTEMBER 30, 1998

                                                   PERCENTAGE OF FUND'S
                                                   LONG-TERM INVESTMENTS
San Joaquin Hills, CA Transportation Corridor
  Agency Toll Road Revenue ......................  4.4%
South Orange County, CA Public Finance Authority
  Special Tax Revenue Senior Lien ...............  4.4%
Bakersfield, CA Certificates of Participation
  Convention Center Expansion Project ...........  3.8%
San Jose, CA Finance Authority Revenue Convention
  Project .......................................  3.3%
Corona, CA Redevelopment Agency Tax Allocation
  Redevelopment Project Area A ..................  3.1%
Grossmont, CA Union High School District
  Certificates of Participation .................  2.4%
Chino, CA Unified School District Certificates
  Participation Master Lease Program ............  2.3%
California Housing Finance Agency Revenue Home
  Mortgage ......................................  2.2%
Modesto, CA Irrigation District Financing
  Authority Revenue Domestic Water Project ......  2.2%
Hayward, CA Certificates of Participation Civic
  Center Project ................................  2.2%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA ......................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998
Tax District ..........   16.1%
Public Education ......   11.9%
Public Building .......   11.5%         [PIE CHART]
General Purpose .......    9.6%
Water & Sewer .........    8.0%

AS OF DECEMBER 31, 1997
Tax District .........   20.5%
Public Education .....   17.0%
General Purpose ......   15.0%         [PIE CHART]
Public Building ......   14.6%
Health Care ..........    7.5%

 DURATION

          AS OF SEPTEMBER 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration           7.72 years                         8.08 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  97.7%
$ 2,000   Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)................................  9.070%  12/28/18  $  2,652,500
  1,000   Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty Fac
          Dist (FGIC Insd).................................  5.000   08/01/18     1,012,290
  3,675   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).......................  5.800   04/01/17     4,033,790
  3,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).......................  5.875   04/01/22     3,313,140
  1,000   Banning, CA Ctfs Partn Administration Bldg Proj
          Ser A Rfdg (MBIA Insd)...........................  5.500   11/01/20     1,068,910
  3,000   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Ser A2 (FSA Insd)...........................  6.400   12/15/14     3,441,750
  1,000   Brawley, CA Ctfs Partn Wtr Sys Impt Proj Rfdg
          (MBIA Insd)......................................  5.000   12/01/24     1,006,740
  1,000   Brea & Olinda, CA Uni Sch Dist Ctfs Partn Sr High
          Sch Pgm Ser A Rfdg (FSA Insd)....................  6.000   08/01/09     1,091,210
  1,000   California Edl Fac Auth Rev Loyola Marymount Univ
          Rfdg (MBIA Insd).................................  5.000   10/01/17     1,031,180
  1,625   California Hlth Fac Fin Auth Rev Insd Sutter Hlth
          Ser A Rfdg (FSA Insd)............................  5.250   08/15/27     1,666,210
  2,000   California Hlth Fac Fin Auth Rev Adventist Hlth
          Ser A Rfdg (MBIA Insd)...........................  6.500   03/01/14     2,151,400
  2,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)......................  5.550   08/15/25     2,065,360
  4,000   California Hsg Fin Agy Rev Home Mtg Ser A (MBIA
          Insd)............................................  5.850   08/01/16     4,294,920
     15   California Hsg Fin Agy Rev Hsg Ser B (MBIA
          Insd)............................................  8.625   08/01/15        15,801
  1,135   California Pub Cap Impt Fin Auth Rev Pooled Proj
          Ser B (BIGI Insd)................................  8.100   03/01/18     1,162,002
  1,050   California Spl Dist Assn Fin Corp Ctfs Partn Spl
          Dists Fin Pgm Ser DD (FSA Insd)..................  5.625   01/01/27     1,132,205
  1,250   California St (FGIC Insd)........................  6.250   09/01/12     1,504,000
    240   California St (MBIA Insd)........................  6.000   10/01/14       263,798
  1,000   California St Univ Fresno Assn Inc Rev Auxiliary
          Residence Student Proj (MBIA Insd)...............  6.250   02/01/17     1,128,060
  1,000   California Statewide Cmntys Dev Auth Ctfs Partn
          San Diego St Univ Fndtn Rfdg (AMBAC Insd)........  5.250   03/01/22     1,024,560
  1,570   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosps Rfdg (MBIA Insd).....  6.000   06/01/10     1,826,114
  1,300   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Student Residence Ser A (MBIA Insd)........  5.000   06/01/29     1,306,851
  2,000   Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl
          Tax (MBIA Insd)..................................  5.000   09/01/18     2,051,440
  2,000   Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd)......................  7.000   08/01/12     2,535,680

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Central Vly Sch Dists Fin Auth CA Cap Apprec Sch
          Dist G O A Rfdg (MBIA Insd)......................      *   08/01/10  $    595,690
  1,205   Channel Islands Beach CA Cmnty Svcs Dist Ctfs
          Partn (FSA Insd).................................  5.700%  09/01/21     1,322,403
  1,105   Chino, CA Ctfs Partn Redev Agy (MBIA Insd).......  6.200   09/01/18     1,233,622
  2,350   Chino, CA Uni Sch Dist Ctfs Partn Master Lease
          Pgm (FSA Insd)...................................  6.250   03/01/09     2,667,837
  1,500   Chino, CA Uni Sch Dist Ctfs Partn Master Lease
          Pgm (FSA Insd)...................................  6.000   03/01/14     1,672,530
  1,000   Clovis, CA Pub Landfill Impt Proj Rfdg (AMBAC
          Insd)............................................  5.000   09/01/18     1,024,910
    290   Colton, CA Jt Uni Sch Dist Cmnty Fac Dist Spl Tax
          Southridge Vlg Rfdg (FSA Insd)...................  5.900   09/01/14       290,612
  2,000   Colton, CA Pub Fin Auth Rev Tax Alloc Ser A (MBIA
          Insd)............................................  5.000   08/01/18     2,051,120
     20   Concord, CA Redev Agy Tax Alloc Cent Concord
          Redev Proj Ser 3 (BIGI Insd).....................  8.000   07/01/18        20,620
  1,000   Contra Costa Cnty, CA Ctfs Partn Contra Costa
          Cnty Pub Fac Co (BIGI Insd)......................  7.800   06/01/06     1,049,190
    500   Contra Costa Cnty, CA Ctfs Partn Contra Costa
          Cnty Pub Fac Co (BIGI Insd)......................  7.800   06/01/07       524,595
  1,550   Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser A
          Rfdg (FGIC Insd).................................  5.750   10/01/14     1,680,975
  5,165   Corona, CA Redev Agy Tax Alloc Redev Proj Area A
          Ser A Rfdg (FGIC Insd)...........................  6.250   09/01/13     5,866,872
  1,150   El Centro, CA Redev Agy Tax El Centro Redev Proj
          Rfdg (MBIA Insd).................................  5.500   11/01/26     1,227,464
  1,000   Emeryville, CA Pub Fin Auth Shellmound Park Redev
          & Hsg Proj B (MBIA Insd).........................  5.000   09/01/19     1,016,380
  2,000   Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg
          (MBIA Insd)......................................  6.250   05/01/16     2,158,140
  1,000   Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)....  6.000   10/01/12     1,093,290
  1,400   Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)....  6.000   10/01/19     1,534,442
  2,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)................................  5.250   12/01/19     2,043,120
  1,745   Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)............................  5.875   09/01/06     1,968,657
  1,810   Gilroy, CA Uni Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)............................  6.250   09/01/12     2,045,698
 20,000   Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd)......................................      *   11/15/21     4,625,800
  4,000   Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
          Insd)............................................  5.250   08/01/26     4,118,960
  1,250   Hemet, CA Uni Sch Dist Ctfs Partn Nutrition Cent
          Proj (FSA Insd)..................................  5.875   04/01/27     1,388,100
  1,545   Imperial, CA Irrig Dist Elec Rev Sys Rfdg (MBIA
          Insd)............................................  5.000   11/01/18     1,582,621
  1,000   Kern, CA Cmnty College Dist Ctfs Partn Rfdg (MBIA
          Insd)............................................  5.000   01/01/18     1,022,890
  1,225   Lincoln, CA Uni Sch Dist (MBIA Insd).............  5.600   09/01/26     1,317,096
  1,835   Local Govt Fin Auth CA Rev Cap Apprec San
          Francisco Redev (Prerefunded @ 08/01/04) (MBIA
          Insd)............................................      *   08/01/08     1,148,196

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   850   Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
          Proj B Rfdg (AMBAC Insd).........................  7.000%  12/01/15  $    897,634
  1,535   Long Beach, CA Redev Agy Tax Alloc Sub Redev Proj
          Rfdg (AMBAC Insd)................................  5.125   04/01/20     1,553,328
    662   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
          Lease Ltd (FSA Insd).............................  7.375   12/15/06       727,094
  2,380   Los Angeles, CA Mtg Rev FHA Security 8 Asstd Proj
          Ser A Rfdg (MBIA Insd)...........................  6.100   07/01/25     2,496,311
    500   M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E
          (MBIA Insd)......................................  6.000   07/01/22       526,520
  2,000   Madera Cnty, CA Ctfs Partn Vly Childrens Hosp
          Proj (MBIA Insd).................................  5.000   03/15/23     2,006,020
  4,095   Modesto, CA Irrigation Dist Fin Auth Rev Domestic
          Wtr Proj Ser D Rfdg (AMBAC Insd).................  5.000   09/01/17     4,215,393
  1,250   North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)................................  5.750   09/01/15     1,387,025
  1,640   North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)................................  6.000   09/01/19     1,824,779
    500   Northern CA Pwr Agy Pub Pwr Rev Combustion
          Turbine Proj 1 Ser A Rfdg (MBIA Insd)............  6.000   08/15/10       510,865
    400   Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj 1
          Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC
          Insd)............................................  7.500   07/01/23       537,088
  2,760   Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
          Ser A (Prerefunded @ 08/01/06) (FGIC Insd).......      *   08/01/13     1,321,764
  3,475   Oakland, CA Uni Sch Dist Alameda Cnty Cap Apprec
          Ser A (Prerefunded @ 08/01/06) (FGIC Insd).......      *   08/01/14     1,558,051
  1,220   Oceanside, CA Cmnty Dev Mtg FHA North River Club
          Ser A Rfdg (MBIA Insd)...........................  5.850   07/01/16     1,292,309
  1,000   Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
          Fac Brdg Fdg Pgm (FSA Insd)......................  5.850   09/01/32     1,112,240
  3,000   Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)................................  8.855   04/01/22     3,577,500
  1,000   Palmdale, CA Wtr Dist Rev Ctfs Parn Rfdg (FGIC
          Insd)............................................  5.000   10/01/18     1,022,210
  1,000   Perris, CA Sch Dist Ctfs Partn Rfdg (FSA Insd)...  6.100   03/01/16     1,110,360
  1,000   Pinole, CA Redev Agy Tax Alloc Pinole Vista Redev
          Proj A Rfdg (MBIA Insd)..........................  5.000   08/01/17     1,027,320
  1,945   Pittsburg, CA Uni Sch Dist Ctfs Partn (AMBAC
          Insd)............................................  6.300   09/01/15     2,174,452
  2,000   Placer Cnty, CA Ctfs Partn Juvenile Detention Fac
          Rfdg (MBIA Insd).................................  5.000   07/01/25     2,012,260
  1,360   Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg
          (MBIA Insd)......................................  6.000   04/01/19     1,590,058

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (MBIA Insd)...........................  7.125%  09/01/19  $  1,051,510
  1,235   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
          Redev Proj (MBIA Insd)...........................  6.750   09/01/20     1,294,119
  1,680   Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
          Ser A Rfdg (AMBAC Insd)..........................  6.000   09/01/17     1,871,654
  1,000   Redding, CA Elec Sys Rev Ctfs Partn (Inverse
          Fltg) (MBIA Insd)................................  8.803   07/08/22     1,376,250
  2,000   Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
          Insd)............................................  5.625   09/01/18     2,164,220
  3,000   Riverside Cnty, CA Ctfs Partn Historic Courthouse
          Proj (MBIA Insd).................................  5.875   11/01/27     3,348,840
  1,070   Riverside, CA Elec Rev Rfdg (AMBAC Insd).........  5.000   10/01/18     1,078,656
  1,000   Roseville, CA Fin Auth Local Agy Rev Northeast
          Cfd Bond Refng Ser A Rfdg (FSA Insd).............  5.000   09/01/21     1,015,410
  1,000   Sacramento Cnty, CA Airport Sys Rev Pfc Sub Ser B
          Rfdg (FGIC Insd).................................  5.000   07/01/18     1,021,790
  1,000   Sacramento, CA Cogeneration Auth Cogeneration
          Proj Rev Rfdg (MBIA Insd)........................  5.000   07/01/16     1,025,420
  2,000   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg
          (MBIA Insd)......................................  5.750   08/15/13     2,138,820
  1,000   Salinas, CA Santn Swr Sys Rev (FGIC Insd)........  5.000   08/01/20     1,007,430
  2,500   San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)......................  7.000   07/01/16     2,748,075
  2,000   San Diego, CA Convention Cent Expansion Fin Auth
          Lease Rev Ser A (AMBAC Insd).....................  4.750   04/01/28     1,967,240
  1,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)................................  6.400   09/01/18     1,108,940
  1,000   San Dimas, CA Redev Agy Tax Alloc Creative Growth
          Ser A (FSA Insd).................................  5.000   09/01/16     1,038,680
  1,110   San Francisco, CA St Bldg Auth Lease Rev (AMBAC
          Insd)............................................  5.250   12/01/16     1,179,597
  1,000   San Gabriel, CA Uni Sch Dist Ctfs Partn (FSA
          Insd)............................................  6.000   09/01/15     1,102,050
  7,050   San Joaquin Hills, CA Tran Corridor Agy Toll Rd
          Rev Ser A Rfdg (MBIA Insd).......................  5.375   01/15/29     7,401,936
  5,000   San Joaquin Hills, CA Trns Corridor Agy Toll Rd
          Rev Cap Apprec Ser A Rfdg (MBIA Insd)............      *   01/15/30     1,069,800
  5,750   San Jose, CA Fin Auth Rev Convention Proj Ser C
          (FSA Insd).......................................  6.375   09/01/13     6,274,227
  2,000   Santa Ana, CA Uni Sch Dist Ctfs Part Fin Proj Ser
          A (FSA Insd).....................................  5.000   04/01/18     2,050,160
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (Prerefunded @ 11/15/04)
          (AMBAC Insd).....................................  6.875   11/15/14     1,192,770
  1,000   Santa Clara, CA Redev Agy Tax Alloc (AMBAC
          Insd)............................................  7.000   07/01/10     1,250,660

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                    Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000   Santa Fe Springs, CA Cmnty Dev Commn Tax Alloc
          Cons Redev Proj Ser A Rfdg (MBIA Insd)...........  5.000%  09/01/17  $  1,027,510
  1,000   Shasta Lake, CA Ctfs Partn (FSA Insd)............  6.000   04/01/16     1,106,800
  1,990   South Cnty, CA Regl Wastewtr Auth Rev Regl
          Wastewtr Fac Proj Ser A (FGIC Insd)..............  6.000   08/01/14     2,181,120
  3,735   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr
          Lien Ser A Rfdg (MBIA Insd)......................  7.000   09/01/08     4,657,059
  3,000   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr
          Lien Ser A Rfdg (MBIA Insd)......................  7.000   09/01/09     3,767,070
  1,050   Stockton, CA Rev Ctfs Partn Wastewtr Treatment
          Plant Expansion Ser A (Prerefunded @ 09/01/04)
          (FGIC Insd)......................................  6.400   09/01/07     1,220,919
  1,015   Stockton, CA Rev Ctfs Partn Wastewtr Treatment
          Plant Expansion Ser A (Prerefunded @ 09/01/04)
          (FGIC Insd)......................................  6.500   09/01/08     1,185,581
  1,100   Sunnyvale, CA Ctfs Partn Parking Fac Ser A Rfdg
          (AMBAC Insd).....................................  5.000   10/01/17     1,125,443
    570   Temecula Vly, CA Uni Sch Dist Ctfs Partn Rfdg
          (FSA Insd).......................................  6.000   09/01/18       634,627
  2,000   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)......................................  6.750   01/01/12     2,016,080
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $172,213,797)........................................................   191,252,785
SHORT-TERM INVESTMENTS  1.4%
  (Cost $2,800,000)..........................................................     2,800,000
                                                                               ------------
TOTAL INVESTMENTS  99.1%
  (Cost $175,013,797)........................................................   194,052,785
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................     1,841,348
                                                                               ------------
NET ASSETS  100.0%...........................................................  $195,894,133
                                                                               ============

 *  Zero coupon bond
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $175,013,797).......................  $194,052,785
Cash........................................................       189,076
Receivables:
  Interest..................................................     1,988,426
  Fund Shares Sold..........................................       402,072
Other.......................................................        19,046
                                                              ------------
      Total Assets..........................................   196,651,405
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       288,861
  Distributor and Affiliates................................       123,213
  Investment Advisory Fee...................................        74,865
  Fund Shares Repurchased...................................        41,727
Trustees' Deferred Compensation and Retirement Plans........       150,007
Accrued Expenses............................................        78,599
                                                              ------------
      Total Liabilities.....................................       757,272
                                                              ------------
NET ASSETS..................................................  $195,894,133
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $178,790,697
Net Unrealized Appreciation.................................    19,038,988
Accumulated Undistributed Net Investment Income.............       252,535
Accumulated Net Realized Loss...............................    (2,188,087)
                                                              ------------
NET ASSETS..................................................  $195,894,133
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $150,959,105 and 8,043,260 shares of
    beneficial interest issued and outstanding).............  $      18.77
    Maximum sales charge (3.25%* of offering price).........           .63
                                                              ------------
    Maximum offering price to public........................  $      19.40
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,153,059 and 2,140,606 shares of
    beneficial interest issued and outstanding).............  $      18.76
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,781,969 and 254,972 shares of
    beneficial interest issued and outstanding).............  $      18.75
                                                              ============
*On sales of $25,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997



--------------------------------------------------------------------------------

                                                    Nine Months Ended        Year Ended
                                                    September 30, 1998    December 31, 1997
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest........................................... $        7,517,715    $      10,042,391
                                                    ------------------    -----------------
EXPENSES:
Investment Advisory Fee............................            648,214              814,437
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $258,828, $256,685 and
  $32,011, respectively, for the nine months ended
  9/30/98 and $332,822, $294,905 and $27,556,
  respectively, for the year ended 12/31/97).......            547,524              655,283
Shareholder Services...............................             73,876              189,171
Trustees' Fees and Expenses........................             27,906               40,111
Custody............................................             11,466               22,085
Legal..............................................              7,425               26,280
Insurance..........................................              2,398                3,624
Other..............................................             91,961              119,773
                                                    ------------------    -----------------
    Total Expenses.................................          1,410,770            1,870,764
                                                    ------------------    -----------------
NET INVESTMENT INCOME.............................. $        6,106,945    $       8,171,627
                                                    ==================    =================
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...................................... $        1,824,072    $       1,292,756
  Futures..........................................           (128,677)            (106,018)
                                                    ------------------    -----------------
Net Realized Gain..................................          1,695,395            1,186,738
                                                    ------------------    -----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..........................         15,629,825           10,633,466
  End of the Period:
    Investments....................................         19,038,988           15,629,825
                                                    ------------------    -----------------
Net Unrealized Appreciation During the Period......          3,409,163            4,996,359
                                                    ------------------    -----------------
NET REALIZED AND UNREALIZED GAIN................... $        5,104,558    $       6,183,097
                                                    ==================    =================
NET INCREASE IN NET ASSETS FROM OPERATIONS......... $       11,211,503    $      14,354,724
                                                    ==================    =================

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                    Nine Months Ended        Year Ended           Year Ended
                                    September 30, 1998    December 31, 1997    December 31, 1996
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........          $  6,106,945        $  8,171,627          $ 8,319,890
Net Realized Gain...............             1,695,395           1,186,738            2,275,283
Net Unrealized
  Appreciation/Depreciation
  During the Period.............             3,409,163           4,996,359           (3,715,835)
                                          ------------        ------------          -----------
Change in Net Assets from
  Operations....................            11,211,503          14,354,724            6,879,338
                                          ------------        ------------          -----------
Distributions from Net
  Investment Income:
  Class A Shares................            (5,158,867)         (6,593,552)          (7,012,876)
  Class B Shares................            (1,050,450)         (1,190,355)          (1,094,958)
  Class C Shares................              (131,241)           (110,912)             (79,245)
                                          ------------        ------------          -----------
Total Distributions.............            (6,340,558)         (7,894,819)          (8,187,079)
                                          ------------        ------------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.........             4,870,945           6,459,905           (1,307,741)
                                          ------------        ------------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......            29,485,437          21,168,004           25,623,230
Net Asset Value of Shares Issued
  Through Dividend
  Reinvestment..................             3,827,238           4,809,591            4,933,967
Cost of Shares Repurchased......           (17,753,835)        (30,260,768)         (29,969,162)
                                          ------------        ------------          -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..........            15,558,840          (4,283,173)             588,035
                                          ------------        ------------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS........................            20,429,785           2,176,732             (719,706)
NET ASSETS:
Beginning of the Period.........           175,464,348         173,287,616          174,007,322
                                          ------------        ------------          -----------
End of the Period (Including
  accumulated undistributed net
  investment income of $252,535,
  $486,148 and $209,340,
  respectively).................          $195,894,133         $175,464,348         $173,287,616
                                          ============         ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           Year Ended December 31
                                          Nine Months Ended    -----------------------------------------------
Class A Shares                            September 30, 1998    1997      1996      1995      1994      1993
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................            $18.294         $17.605   $17.736   $15.802   $18.286   $16.858
                                               -------         -------   -------   -------   -------   -------
Net Investment Income..............               .638            .880      .857      .884      .912      .967
Net Realized and Unrealized
  Gain/Loss........................               .498            .658     (.145)    1.938    (2.484)    1.441
                                               -------         -------   -------   -------   -------   -------
Total from Investment Operations...              1.136           1.538      .712     2.822    (1.572)    2.408
Less Distributions from Investment
  Income...........................               .662            .849      .843      .888      .912      .980
                                               -------         -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period...........................            $18.768         $18.294   $17.605   $17.736   $15.802   $18.286
                                               =======         =======   =======   =======   =======   =======
Total Return* (a)..................              6.38%**         8.93%     4.20%    18.28%    (8.75%)   14.54%
Net Assets at End of the Period (In
  millions)........................             $151.0          $140.7    $142.5    $147.6    $130.3    $151.1
Ratio of Expenses to Average Net
  Assets*..........................               .88%            .96%     1.02%      .89%      .78%      .69%
Ratio of Net Investment Income to
  Average Net Assets*..............              4.66%           4.96%     4.94%     5.23%     5.46%     5.37%
Portfolio Turnover.................                21%**           46%       35%       42%       56%       36%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                N/A             N/A     1.03%     1.05%     1.08%     1.01%
Ratio of Net Investment Income to
  Average Net Assets...............                N/A             N/A     4.94%     5.07%     5.16%     5.05%

** Non-Annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                 From May 1, 1993
                                                                Year Ended December 31,          (Commencement of
                                    Nine Months Ended    -------------------------------------   Distribution) to
Class B Shares                      September 30, 1998    1997      1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............             $18.289         $17.603   $17.736   $15.805   $18.266        $17.570
                                         -------         -------   -------   -------   -------        -------
Net Investment Income.......                .526            .741      .720      .766      .785           .549
Net Realized and Unrealized
  Gain/Loss.................                .506            .662     (.142)    1.926    (2.482)          .705
                                         -------         -------   -------   -------   -------        -------
Total from Investment
  Operations................               1.032           1.403      .578     2.692    (1.697)         1.254
Less Distributions from Net
  Investment Income.........                .563            .717      .711      .761      .764           .558
                                         -------         -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period....................             $18.758         $18.289   $17.603   $17.736   $15.805        $18.266
                                         =======         =======   =======   =======   =======        =======
Total Return* (a)...........               5.76%**         8.19%     3.35%    17.33%    (9.39%)         7.25%**
Net Assets at End of the
  Period (In millions)......               $40.1           $31.0     $28.6     $24.6     $17.1          $15.3
Ratio of Expenses to Average
  Net Assets*...............               1.64%           1.72%     1.79%     1.61%     1.52%          1.45%
Ratio of Net Investment
  Income to Average Net
  Assets*...................               3.89%           4.18%     4.17%     4.51%     4.71%          4.06%
Portfolio Turnover..........                 21%**           46%       35%       42%       56%            36%
* If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................                N/A             N/A      1.79%     1.77%     1.82%          1.77%
Ratio of Net Investment
  Income to Average Net
  Assets....................                N/A             N/A      4.16%     4.35%     4.41%          3.74%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                       From
                                                                                                  August 13, 1993
                                                                Year Ended December 31,          (Commencement of
                                    Nine Months Ended    -------------------------------------   Distribution) to
Class C Shares                      September 30, 1998    1997      1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............             $18.286         $17.602   $17.736   $15.798   $18.257        $18.010
                                         -------         -------   -------   -------   -------        -------
Net Investment Income.......                .529            .727      .722      .758      .773           .307
Net Realized and Unrealized
  Gain/Loss.................                .502            .674     (.145)    1.941    (2.468)          .258
                                         -------         -------   -------   -------   -------        -------
Total from Investment
  Operations................               1.031           1.401      .577     2.699    (1.695)          .565
Less Distributions from Net
  Investment Income.........                .563            .717      .711      .761      .764           .318
                                         -------         -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period....................             $18.754         $18.286   $17.602   $17.736   $15.798        $18.257
                                         =======         =======   =======   =======   =======        =======
Total Return* (a)...........                5.70**         8.19%     3.35%    17.40%    (9.40%)         3.17%**
Net Assets at End of the
  Period (In millions)......                $4.8            $3.8      $2.2      $1.8      $2.8           $4.0
Ratio of Expenses to Average
  Net Assets*...............               1.63%           1.71%     1.79%     1.60%     1.51%          1.45%
Ratio of Net Investment
  Income to Average Net
  Assets*...................               3.87%           4.15%     4.16%     4.50%     4.71%          3.82%
Portfolio Turnover..........                 21%**           46%       35%       42%       56%            36%
*If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................                 N/A             N/A     1.80%     1.75%     1.82%          1.76%
Ratio of Net Investment
  Income to Average Net
  Assets....................                 N/A             N/A     4.16%     4.34%     4.39%          3.52%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund"), is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1998, there were no when issued or delayed delivery purchase commitments.

                               September 30, 1998
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $2,188,087, which will expire between September 30, 2002 and September 30, 2003.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $175,013,797; the aggregate gross unrealized appreciation is $19,038,988 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $19,038,988.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               September 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $100 million......................................     .500 of 1%
Next $150 million.......................................     .450 of 1%
Next $250 million.......................................     .425 of 1%
Over $500 million.......................................     .400 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $5,900 and $10,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $64,000 and $79,300, respectively, representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $50,200 and $112,100, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Additionally, for the year ended December 31, 1997, the Fund reimbursed Van Kampen approximately $12,800 related to the direct cost of consolidating the Van Kampen open-end Fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $135,566,795, $38,277,053 and
$4,946,849 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       896,618   $ 16,459,740
  Class B..........................................       595,781     10,920,471
  Class C..........................................       114,887      2,105,226
                                                       ----------   ------------
Total Sales........................................     1,607,286   $ 29,485,437
                                                        =========   ============
Dividend Reinvestment:
  Class A..........................................       167,488   $  3,075,115
  Class B..........................................        37,047        680,216
  Class C..........................................         3,916         71,907
                                                       ----------   ------------
Total Dividend Reinvestment........................       208,451   $  3,827,238
                                                       ==========   ============
Repurchases:
  Class A..........................................      (709,317)  $(13,003,362)
  Class B..........................................      (188,629)    (3,456,135)
  Class C..........................................       (70,739)    (1,294,338)
                                                       ----------   ------------
Total Repurchases..................................      (968,685)  $(17,753,835)
                                                       ===========  ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,287   $ 12,283,098
  Class B..........................................       403,552      7,140,419
  Class C..........................................        97,375      1,744,487
                                                       ----------   ------------
Total Sales........................................     1,193,214   $ 21,168,004
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       224,209   $  3,981,636
  Class B..........................................        43,062        765,183
  Class C..........................................         3,529         62,772
                                                       ----------   ------------
Total Dividend Reinvestment........................       270,800   $  4,809,591
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,319,813)  $(23,254,943)
  Class B..........................................      (375,548)    (6,651,902)
  Class C..........................................       (20,021)      (353,923)
                                                       ----------   ------------
Total Repurchases..................................    (1,715,382)  $(30,260,768)
                                                       ==========   ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $136,025,511, $28,878,801 and
$2,610,718 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       986,895   $ 17,165,507
  Class B..........................................       439,621      7,596,970
  Class C..........................................        49,675        860,753
                                                       ----------   ------------
Total Sales........................................     1,476,191   $ 25,623,230
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       242,651   $  4,210,865
  Class B..........................................        38,588        669,630
  Class C..........................................         3,082         53,472
                                                       ----------   ------------
Total Dividend Reinvestment........................       284,321   $  4,933,967
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,457,342)  $(25,258,344)
  Class B..........................................      (240,656)    (4,180,690)
  Class C..........................................       (30,329)      (530,128)
                                                       ----------   ------------
Total Repurchases..................................    (1,728,327)  $(29,969,162)
                                                       ==========   ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the sixth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.50%       None
Third..............................................          2.00%       None
Fourth.............................................          1.00%       None
Fifth and Thereafter...............................           None       None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $19,900 and $24,400, respectively, and CDSC on redeemed shares of approximately $32,500 and $64,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,986,116 and $38,024,164, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $77,597,970 and $78,268,248, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               September 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997 and the nine months ended September 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................      -0-
Futures Opened.............................................    4,100
Futures Closed.............................................   (4,100)
                                                              ------
Outstanding at December 31, 1997...........................      -0-
Futures Opened.............................................    1,024
Futures Closed.............................................   (1,024)
                                                              ------
Outstanding at September 30, 1998..........................      -0-
                                                              ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $219,900 and $226,300, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third

                               September 30, 1998
--------------------------------------------------------------------------------

parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Insured Tax Free Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
November 6, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

SM denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 22
Statement of Operations.......................... 23
Statement of Changes in Net Assets............... 24
Financial Highlights............................. 25
Notes to Financial Statements.................... 28
Report of Independent Accountants................ 36

MIF ANR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,
       These continue to be dramatic
and highly unusual times for global
financial markets. However, the United
States has been relatively unscathed by
the turmoil in many overseas markets.
In fact, the U.S. fixed-income markets
benefited as many investors moved
assets from stocks into more                             [PHOTO]
conservative fixed-income investments.
The volatility also forced yield
spreads to widen between Treasuries and
high-yield securities, corporate bonds,    DENNIS J. MCDONNELL AND DON G. POWELL
and mortgage-backed securities.
       We expect that volatility will
remain high until the situation
overseas stabilizes. In this
environment, it is important to stay
focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
       Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
       Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
       Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

                                                            Continued on page  2

MARKET OVERVIEW

       The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
       In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK

       We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
       The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
       Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                        VAN KAMPEN MUNICIPAL INCOME FUND

                                                              A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Nine-month total return based on NAV(1).....................    5.62%      5.05%       4.99%
Nine-month total return(2)..................................    0.58%      1.05%       3.99%

One-year total return based on NAV(1).......................    8.57%      7.79%       7.73%
One-year total return(2)....................................    3.37%      3.79%       6.73%

Five-year average annual total return(2)....................    4.64%      4.66%       4.88%
Life-of-Fund average annual total return(2).................    7.31%      5.95%       5.08%
Commencement date........................................... 08/01/90   08/24/92    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)........................................    5.04%      4.58%       4.58%
Taxable-equivalent distribution rate(4).....................    7.88%      7.16%       7.16%
SEC Yield(5)................................................    3.94%      3.34%       3.31%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investments in lower-rated, higher-yielding municipal securities involve a higher degree of risk. Investments in derivative securities will subject the Fund to greater risk.

Market forecasts provided in this report may not necessarily come to pass.
--------------------------------------------------------------------------------
  On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on
  January 1, 1998 and ending on September 30, 1998.
--------------------------------------------------------------------------------

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges\.

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Municipal Income Fund vs. the Lehman Brothers Municipal Bond
    Index
    (August 1, 1990 through September 30, 1998)


                                    [GRAPH]

           Measurement Period              Van Kampen Municipal    Lehman Brothers Municipal
          (Fiscal Year Covered)                 Income Fund               Bond Index
Aug-90                                           10000.00                   10000.00
Sep-90                                            9454.00                   10006.00
                                                  9489.00                   10187.10
                                                  9674.00                   10391.90
                                                  9771.00                   10437.60
                                                  9868.00                   10577.50
                                                  9974.00                   10669.50
                                                  9996.00                   10673.80
                                                 10152.00                   10815.70
                                                 10301.00                   10912.00
                                                 10303.00                   10901.10
                                                 10476.00                   11034.00
                                                 10605.00                   11179.70
Sep-91                                           10771.00                   11325.00
                                                 10865.00                   11427.00
                                                 10931.00                   11459.00
                                                 11137.00                   11705.30
                                                 11203.00                   11732.20
                                                 11218.00                   11735.80
                                                 11300.00                   11740.50
                                                 11418.00                   11845.00
                                                 11566.00                   11984.70
                                                 11768.00                   12186.10
                                                 12247.00                   12551.60
                                                 11960.00                   12428.60
Sep-92                                           12018.00                   12509.40
                                                 11829.00                   12386.80
                                                 12068.00                   12608.60
                                                 12215.00                   12737.20
                                                 12324.00                   12884.90
                                                 12818.00                   13351.40
                                                 12702.00                   13209.80
                                                 12833.00                   13343.20
                                                 12933.00                   13418.00
                                                 13123.00                   13642.00
                                                 13121.00                   13659.80
                                                 13376.00                   13943.90
Sep-93                                           13508.00                   14102.90
                                                 13540.00                   14129.70
                                                 13362.00                   14005.30
                                                 13706.00                   14300.80
                                                 13862.00                   14463.90
                                                 13498.00                   14089.20
                                                 12765.00                   13515.80
                                                 12794.00                   13630.70
                                                 13004.00                   13749.30
                                                 12929.00                   13665.40
                                                 13107.00                   13915.50
                                                 13154.00                   13964.20
Sep-94                                           12981.00                   13758.90
                                                 12771.00                   13514.00
                                                 12489.00                   13269.40
                                                 12833.00                   13561.30
                                                 13214.00                   13949.20
                                                 13597.00                   14355.10
                                                 13736.00                   14520.20
                                                 13666.00                   14537.60
                                                 13936.00                   15001.40
                                                 13856.00                   14870.90
                                                 13887.00                   15012.10
                                                 14076.00                   15202.80
Sep-95                                           14136.00                   15298.60
                                                 14337.00                   15520.40
                                                 14614.00                   15778.00
                                                 14836.00                   15929.50
                                                 14896.00                   16050.60
                                                 14804.00                   15941.40
                                                 14605.00                   15737.40
                                                 14550.00                   15693.30
                                                 14631.00                   15687.00
                                                 14723.00                   15858.00
                                                 14834.00                   16002.30
                                                 14877.00                   15999.10
Sep-96                                           15079.00                   16223.10
                                                 15262.00                   16406.40
                                                 15516.00                   16706.70
                                                 15439.00                   16636.50
                                                 15453.00                   16668.10
                                                 15578.00                   16821.50
                                                 15436.00                   16597.70
                                                 15559.00                   16737.20
                                                 15735.00                   16988.20
                                                 15953.00                   17170.00
                                                 16421.00                   17645.60
                                                 16192.00                   17479.70
Sep-97                                           16392.00                   17687.70
                                                 16519.00                   17800.90
                                                 16594.00                   17906.00
                                                 16849.00                   18167.40
                                                 16978.00                   18354.50
                                                 17011.00                   18360.00
                                                 17033.00                   18376.50
                                                 16893.00                   18293.80
                                                 17187.00                   18582.90
                                                 17264.00                   18655.40
                                                 17298.00                   18702.00
                                                 17596.00                   18991.90
Sep-98                                           17796.00                   19229.30

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

    A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen Municipal Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.

 Q HOW WOULD YOU DESCRIBE CONDITIONS IN THE BOND MARKET DURING THE PAST NINE MONTHS?

 A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent.
    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.


 Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

 A The Fund represents a cross-section of the municipal market, both in credit quality and industry sectors. We maximized the Fund's permitted allocation to higher-yielding, noninvestment grade securities in order to support the Fund's income potential. As a result, about 23 percent of the Fund's assets were either nonrated or below investment grade (rated below BBB/Baa). With the remainder of the Fund's assets, we focused on higher-rated issues to help provide a degree of stability and total return, with nearly 50 percent of the Fund's assets rated AAA or AA.
    We maintained broad diversification among industry sectors--we believe this strategy is important for a fund that invests in lower-rated securities. Although we may invest up to 25 percent of the Fund's assets in one industry, we currently have just 16 percent in our top sector--health care. Our second-largest weighting is industrial revenue, which includes airplane and airport bonds. The health care and industrial revenue sectors don't offer a large number of insured bonds, so our credit research and analysis are especially critical in selecting securities from these industries. We constantly look for opportunities to use Van Kampen's extensive resources in our credit research. For additional Fund portfolio highlights, please refer to page 9.


 Q    WHAT KIND OF SECURITIES DID YOU PURCHASE DURING THE REPORTING PERIOD?

 A We purchased some noncallable bonds and bonds with long call dates to protect the Fund's dividend in the event of continued low interest rates. These bonds yield slightly less than callable bonds, but we feel the small sacrifice in yield is worthwhile. When interest rates are low, bond issuers often call their bonds, because they can save money by issuing new bonds at lower rates. If a bond in the portfolio is called, we must use those assets to purchase new securities at prevailing interest rates. Losing some of our higher-yielding bonds and having to replace them with lower-yielding bonds can put pressure on the Fund's dividend. By purchasing noncallable bonds, we can help protect the Fund's future dividend. We are pleased to report that the Fund's monthly dividend of $0.0705 for Class A shares was unchanged during the reporting period.

 Q    HOW DID THE FUND PERFORM DURING THE PERIOD?

 A    The Fund has performed well in 1998, with a year-to-date total return of
      5.62 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 5.84 percent for the same period. This broad-based index of municipal bonds does not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents.
    The Fund's tax-exempt distribution rate for Class A shares was 5.04 percent,(3) based on a monthly dividend of $0.0705 and a maximum public offering price of $16.79. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was 7.88 percent.(4) Please refer to the chart on page 3 for additional Fund performance results.


 Q    WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET AND THE FUND?

 A The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a supportive environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain heavy, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.
    With municipal bonds trading at attractive levels relative to Treasuries, the Fund offers value across a variety of credit and industry sectors in the municipal market. A continuation of low interest rates, however, could make the Fund's higher-yielding bonds vulnerable to calls, thereby pressuring the Fund's dividend. To help protect the Fund, we will seek to purchase bonds with attractive call features, while balancing these higher-rated issues with higher-yielding securities.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
David C. Johnson

Portfolio Manager



                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN MUNICIPAL INCOME FUND

 TOP TEN STATES/TERRITORIES AS OF SEPTEMBER 30, 1998

                                                             PERCENTAGE OF FUND'S
                                                             LONG-TERM INVESTMENTS
Illinois....................................................          9.6%
New York....................................................          9.0%
Florida.....................................................          7.2%
Texas.......................................................          6.5%
California..................................................          6.3%
Michigan....................................................          4.9%
Colorado....................................................          4.8%
Puerto Rico.................................................          3.6%
Pennsylvania................................................          3.6%
Georgia.....................................................          3.5%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998                     AS OF DECEMBER 31, 1997
AAA............   44.4%                      AAA............   42.1%
AA.............    5.4%                      AA.............    7.0%
A..............   13.0% [PIE CHART]          A..............   10.3% [PIE CHART]
BBB............   14.4%                      BBB............   18.0%
BB.............    0.7%                      BB.............    1.1%
Non-Rated......   22.1%                      Non-Rated......   21.5%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

       AS OF SEPTEMBER 30, 1998
Health Care...........................  15.7%
Industrial Revenue....................  11.6%
Public Building.......................  11.2%
General Purpose.......................   9.4%
Transportation........................   7.8%

       AS OF DECEMBER 31, 1997
Health Care...........................  16.2%
Industrial Revenue....................  14.0%
General Purpose.......................   7.7%
Public Building.......................   7.6%
Tax District..........................   6.9%

 DURATION

          AS OF SEPTEMBER 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration          7.85 years                          7.51 years

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  104.0%
          ALABAMA  2.0%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc Expansion
          Proj........................................................   7.500%  09/15/11  $    2,380,264
  3,045   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   4.750   08/15/17       3,039,184
  2,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   4.750   08/15/18       1,983,380
  2,930   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd) (b)...................................................   6.750   08/15/17       3,344,742
    525   Bessemer, AL Indl Dev Brd ROHN Inc Proj.....................   9.000   09/15/01         570,953
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc Proj.....................   9.500   09/15/11       2,251,638
    250   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................   6.950   01/01/20         130,000
  1,000   Montgomery, AL Med Clinic Brd Jackson Hosp & Clinic (AMBAC
          Insd).......................................................   5.875   03/01/16       1,089,970
  5,150   West Jefferson Cnty, AL Amusement & Pub Pk Auth First Mtg
          Visionland Proj.............................................   8.000   12/01/26       5,572,145
                                                                                           --------------
                                                                                               20,362,276
                                                                                           --------------
          ALASKA  2.0%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj Ser 1 (BIGI
          Insd) (b)...................................................   6.250   07/01/21       2,547,950
  1,250   Alaska Indl Dev & Expt Auth Pwr Rev Snettisham Hydroelec
          First Ser (AMBAC Insd)......................................   5.500   01/01/16       1,324,137
  1,260   Alaska Indl Dev & Expt Auth Pwr Rev Snettisham Hydroelec
          First Ser (AMBAC Insd)......................................   5.500   01/01/17       1,331,581
  5,000   Alaska Indl Dev & Expt Auth Pwr Rev Snettisham Hydroelec
          First Ser (AMBAC Insd)......................................   5.375   01/01/34       5,139,800
  1,000   Alaska Indl Dev and Expt Auth Pwr Rev Upper Lynn Canal Regl
          Pwr.........................................................   5.700   01/01/12       1,014,510
  1,800   Alaska Indl Dev and Expt Auth Pwr Rev Upper Lynn Canal Regl
          Pwr.........................................................   5.875   01/01/32       1,832,598
  6,500   North Slope Borough, AK Cap Apprec Ser A (MBIA Insd)........       *   06/30/09       4,071,145
  3,265   North Slope Borough, AK Cap Apprec Ser A (MBIA Insd)........       *   06/30/10       1,935,525
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline Rfdg..............   7.125   12/01/25       1,120,300
                                                                                           --------------
                                                                                               20,317,546
                                                                                           --------------
          ARIZONA  2.1%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg...   6.500   07/01/09       1,081,310
    595   Pima Cnty, AZ Indl Dev Auth Single Family Mtg Rev (GNMA
          Collateralized).............................................   6.625   11/01/14         637,055
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A (b)..............   9.500   07/01/10       5,817,116
    500   Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Vlg
          Ser A Rfdg..................................................   8.250   06/01/15         574,775
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.000   09/01/12       2,090,925
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.125   09/01/17       1,946,927
  1,500   Sedona, AZ Wastewtr Muni Ppty Corp Excise Tax Rev Rfdg (MBIA
          Insd).......................................................       *   07/01/21         496,155
  1,000   Sedona, AZ Wastewtr Muni Ppty Corp Excise Tax Rev Rfdg (MBIA
          Insd).......................................................       *   07/01/23         299,540
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed Aermod Cent
          Inc (b).....................................................   8.700   09/01/19       7,728,280
                                                                                           --------------
                                                                                               20,672,083
                                                                                           --------------
          ARKANSAS  0.9%
  5,230   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser A (d)(f)...................................   7.500   01/31/06       5,020,800
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser B (d)(f)...................................   7.500   01/31/06       1,641,000
  1,925   Jackson Cnty, AR Hlthcare Fac Brd First Mtg Hosp Rev Newport
          Hosp & Clinic Inc...........................................   7.375   11/01/11       2,035,668
                                                                                           --------------
                                                                                                8,697,468
                                                                                           --------------
          CALIFORNIA  6.6%
 25,855   Anaheim, CA Pub Fin Auth Cap Apprec Sub Pub Impts Proj C
          (FSA Insd)..................................................       *   09/01/24       7,193,895
  8,945   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/21       2,897,643
 10,000   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/22       3,079,700
 25,865   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/23       7,571,720
  5,000   Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impts
          Proj C (FSA Insd)...........................................       *   09/01/25       1,322,100
  5,105   California Edl Fac Auth Rev College of Osteopathic Med
          Pacific (Prerefunded @ 06/01/03)............................   7.500   06/01/18       5,870,035
  2,880   California Edl Fac Auth Rev Univ of La Verne................   6.300   04/01/09       3,108,730
  4,285   Delano, CA Ctfs Partn Ser A (Prerefunded @ 01/01/03)........   9.250   01/01/22       5,339,496
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/10       1,444,433
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/11       2,965,171
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/13       1,700,086

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/14  $    2,207,838
  3,500   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/19       1,259,825
  5,000   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/20       1,711,650
    900   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj
          Rfdg........................................................   7.875%  02/01/15         942,759
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125   03/15/23       1,154,880
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev (AMBAC Insd).........       *   09/01/15       1,258,820
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/19         415,708
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/22         389,582
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/25         364,900
    900   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/10         521,919
    800   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/11         434,664
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/12         357,385
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/13         334,733
    700   Monterey, CA Regl Wastewtr Fin Auth Wastewtr Contract Rev
          (FSA Insd)..................................................       *   06/01/14         315,259
  2,865   Paramount, CA Uni Sch Dist Cap Apprec Ser A (FSA Insd)......       *   09/01/22         890,585
  4,000   Riverside Cnty, CA Air Force Vlg West Inc Ser A Rfdg........   8.125   06/15/20       4,445,600
 15,920   San Joaquin Hills, CA Tran Corridor Agy Toll Rd Rev Cap
          Apprec Rfdg Ser A (MBIA Insd)...............................       *   01/15/25       4,391,532
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg..........   7.500   09/01/16       2,078,360
                                                                                           --------------
                                                                                               65,969,008
                                                                                           --------------
          COLORADO  5.0%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875   08/01/11       4,005,110
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875   08/01/12       5,774,624
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C (Prerefunded @ 08/31/05)..................................       *   08/31/26       1,654,485
    500   Berry Creek Metro Dist CO Rfdg & Impt.......................   8.250   12/01/11         547,845
  1,000   Bowles Metro Dist CO........................................   7.750   12/01/15       1,067,380
  2,000   Denver, CO City & Cnty Arpt Rev Ser A (b)...................   7.000   11/15/99       2,070,220
  7,810   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.500   11/15/23       8,632,549
  4,570   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.000   11/15/25       4,995,513
    740   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.500   11/15/23         826,691
    430   Denver, CO City & Cnty Arpt Rev Ser A (Prerefunded @
          11/15/00)...................................................   8.000   11/15/25         476,019
  2,200   Denver, CO City & Cnty Spl Fac Arpt Rev United Airls Proj
          Ser A.......................................................   6.875   10/01/32       2,392,456
  1,000   Edgewater, CO Redev Auth Tax Increment Rev..................   6.750   12/01/08       1,100,650
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/14         568,141
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/15         574,077
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/16         535,965
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/18         439,844
  3,690   Jefferson Cnty, CO Residential Mtg Rev......................  11.500   09/01/12       6,348,350
  5,000   Meridian Metro Dist CO Peninsular & Oriental Steam Navig Co
          Rfdg (b)....................................................   7.500   12/01/11       5,484,250
  2,000   Northern Metro Dist CO Adams Cnty Rfdg......................   6.500   12/01/16       2,172,900
                                                                                           --------------
                                                                                               49,667,069
                                                                                           --------------
          CONNECTICUT  1.8%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Hartford (b)............................................   7.125   11/01/14       5,839,433
  2,530   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (a)..................................   6.400   09/01/11       2,825,150
    495   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (a)..................................   6.500   09/01/06         577,101
    505   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (a)..................................   6.500   09/01/06         579,245
  2,470   Mashantucket Western Pequot Tribe CT Spl Rev Ser A,
          144A-Private Placement (Prerefunded @ 09/01/07) (a).........   6.400   09/01/11       2,908,944
  4,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser B,
          144A-Private Placement (a)..................................   5.750   09/01/18       4,220,600
  1,500   Mashantucket Western Pequot Tribe CT Spl Rev Ser B, 144-A
          (a).........................................................   5.750   09/01/27       1,578,870
                                                                                           --------------
                                                                                               18,529,343
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.3%
$ 2,500   District of Columbia Rev Natl Pub Radio Ser A (b)...........   7.700%  01/01/23  $    2,749,425
                                                                                           --------------
          FLORIDA  7.4%
    430   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.500   10/01/02         451,874
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.875   10/01/08         571,430
  1,865   Boca Raton, FL Comm Redev Agy Mizner Park Proj Rfdg (FSA
          Insd) (c)...................................................   4.500   03/01/12       1,865,709
  1,500   Boca Raton, FL Comm Redev Agy Mizner Park Proj Rfdg (FSA
          Insd) (c)...................................................   4.600   03/01/13       1,506,000
  2,000   Boca Raton, FL Comm Redev Agy Mizner Park Proj Rfdg (FSA
          Insd) (c)...................................................   4.625   03/01/14       1,997,740
  1,565   Broward Cnty, FL Res Recovery Rev Waste Energy North Proj...   7.950   12/01/08       1,676,584
  2,050   Broward Cnty, FL Res Recovery Rev Waste Energy South Proj...   7.950   12/01/08       2,196,165
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd).................................................       *   02/01/18       8,349,360
  1,800   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts Ser C.........   6.610   07/01/38       1,835,136
  3,000   Florida Hsg Fin Corp Rev Hsg Cypress Trace Apts Ser G.......   6.600   07/01/38       3,056,100
  2,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts Ser B...........   6.610   07/01/38       2,039,040
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg............   7.250   06/01/23         600,326
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)....................................   7.250   06/01/23         636,291
  5,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj Rfdg..........   5.750   04/01/18       5,222,400
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown
          Cogeneration Proj A Rfdg (b)................................   7.875   12/15/25       3,388,504
  1,840   Northern Palm Beach Cnty Impt Dist FL Wtr Ctl & Impt Unit
          Dev 5A Rfdg.................................................   6.000   08/01/10       1,892,477
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran
          Twr Rfdg....................................................   8.750   07/01/26       1,790,850
    595   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd)............   6.000   10/01/16         618,324
    405   Orange Cnty, FL Tourist Dev Tax Rev (Prerefunded @ 10/01/00)
          (AMBAC Insd)................................................   6.000   10/01/16         424,100
  5,000   Saint John's River Wtr Mgmt Dist FL Land Acquisition Rev
          Rfdg (FSA Insd).............................................   5.125   07/01/16       5,129,500
  4,140   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02) (b)............  10.000   07/01/22       5,063,758
  5,000   Sarasota Cnty, FL Public Hosp Brd Miles Sarasota Mem Hosp
          Proj Ser A (MBIA Insd) (Embedded Cap).......................       *   10/01/21       4,700,000
 17,045   Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)..................   5.000   10/01/28      17,557,884
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   7.500   05/01/18       1,075,690
    880   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   8.500   05/01/17         978,965
                                                                                           --------------
                                                                                               74,624,207
                                                                                           --------------
          GEORGIA  3.6%
  3,000   Atlanta, GA Arpt Fac Rev....................................   6.250   01/01/21       3,171,600
  2,000   Atlanta, GA Urban Residential Fin Auth Multi-Family Rev.....   6.750   07/01/30       2,045,340
  2,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev...............   6.500   02/01/28       2,038,340
  2,000   George L Smith II GA Wrld Congress Cent Auth Rev Domed
          Stadium Proj Rfdg (MBIA Insd) (c)...........................   5.500   07/01/20       2,012,460
 25,550   Georgia Local Govt Ctfs Partn Grantor Trust Ser A (MBIA
          Insd).......................................................   4.750   06/01/28      25,235,735
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X (MBIA Insd)............   6.500   01/01/20       1,854,495
                                                                                           --------------
                                                                                               36,357,970
                                                                                           --------------
          HAWAII  2.7%
  4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)................   6.350   07/01/07       4,528,746
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co
          (MBIA Insd) (b).............................................   6.550   12/01/22      15,565,695
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc.......   9.700   06/01/20       2,575,929
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.350   07/01/07       1,647,324
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.400   07/01/08       1,745,593
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)...................   7.000   07/01/17         534,655
                                                                                           --------------
                                                                                               26,597,942
                                                                                           --------------
          ILLINOIS  10.0%
  4,310   Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq
          Proj........................................................   9.250   02/01/12       4,957,017
  1,350   Bridgeview, IL Tax Increment Rev Rfdg.......................   9.000   01/01/11       1,576,935
  6,590   Broadview, IL Tax Increment Rev Sr Lien.....................   8.250   07/01/13       7,545,748
  1,000   Chicago, IL Gas Supply Rev Ser A............................   8.100   05/01/20       1,080,940

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago..........   7.000%  01/01/11  $    1,241,450
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc...   8.500   05/01/18       4,313,360
  4,765   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................   8.950   05/01/18       5,308,639
  1,945   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   7.000   09/01/27       2,189,662
    490   Chicago, IL Tax Increment Alloc San Drain & Ship Canal Ser
          A...........................................................   7.375   01/01/05         524,663
  1,000   Chicago, IL Tax Increment Alloc San Drain & Ship Canal Ser
          A...........................................................   7.750   01/01/14       1,104,120
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07       1,310,950
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/07       1,545,817
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/08       1,468,037
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/09       1,391,457
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/10       1,316,305
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak Park (FSA
          Insd).......................................................       *   12/01/11       1,242,783
  1,500   Cook Cnty, IL Ser A Rfdg....................................   5.000   11/15/22       1,498,875
  1,000   Crestwood, IL Tax Increment Rev Rfdg........................   7.250   12/01/08       1,083,620
  1,200   Hodgkins, IL Tax Increment..................................   9.500   12/01/09       1,415,052
  3,300   Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01).........   9.500   12/01/09       3,880,206
  1,500   Hodgkins, IL Tax Increment Ser A Rfdg.......................   7.625   12/01/13       1,682,025
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....   8.500   12/01/15       1,768,215
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev Libertyville Towers
          Ser A.......................................................   6.500   09/01/09       1,066,910
    605   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....   8.000   11/15/06         684,013
  1,000   Illinois Edl Fac Auth Rev Lake Forest College (Prerefunded @
          10/01/01) (FSA Insd)........................................   6.750   10/01/21       1,105,500
  2,575   Illinois Edl Fac Auth Rev Lewis Univ Rfdg...................   6.000   10/01/24       2,683,665
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01)....................................   6.900   12/01/21       1,113,950
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........   7.500   08/15/26       1,112,850
  1,830   Illinois Hlth Fac Auth Rev Midwest Physician Grp Ltd Rfdg...   5.500   11/15/19       1,827,603
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A
          (Prerefunded @ 10/01/02)....................................   9.500   10/01/22       5,014,423
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj B
          (Prerefunded @ 10/01/02)....................................   9.000   10/01/22       2,410,580
  1,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................   7.400   08/15/23       1,688,820
    505   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........   9.500   11/15/15         575,225
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00)....................................   9.500   11/15/15         483,352
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp (Prerefunded @
          05/01/02)...................................................   7.250   05/01/22       1,129,370
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem Hosp............   6.750   08/15/11       1,091,200
  2,600   Illinois Hlth Fac Auth Rev United Med Cent (Prerefunded @
          07/01/03)...................................................   8.375   07/01/12       3,089,528
  3,350   Illinois Hsg Dev Auth Residential Mtg Rev (Inverse Fltg)....   9.714   02/13/18       3,802,250
  1,450   Mc Lean & Woodford Cntys, IL Cmty Unit Sch Dist No 005
          Normal......................................................   4.500   01/01/16       1,396,785
  1,135   Mill Creek Wtr Reclamation Dist IL Sewage Rev...............   8.000   03/01/10       1,315,624
    685   Mill Creek Wtr Reclamation Dist IL Wtrwrks Rev..............   8.000   03/01/10         794,011
  1,000   Palatine, IL Tax Increment Rev Rand/Dundee Cent Proj
          (Prerefunded @ 01/01/07)....................................   7.750   01/01/17       1,222,140
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd) (b)................   8.000   06/01/17       3,942,008
  7,500   Robbins, IL Res Recovery Rev................................   8.375   10/15/16       6,000,000
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins Res Partn
          Ser B.......................................................   8.375   10/15/16       2,400,000
    820   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.200   12/01/04         906,166
    500   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.500   12/01/13         550,185
  1,575   Saint Charles, IL Indl Dev Rev Tri-City Cent Proj...........   7.500   11/01/13       1,680,997
  1,240   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A (MBIA Insd)....   5.800   04/01/10       1,345,995
                                                                                           --------------
                                                                                               99,879,026
                                                                                           --------------
          INDIANA  2.5%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......   6.700   11/01/12       1,096,900
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl Hosp Inc........   7.000   07/01/12       3,044,855

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 1,650   Indiana Bond Bank Spl Pgm Hendricks Redev Ser B.............   6.125%  02/01/17  $    1,831,087
  3,125   Indiana Bond Bank Spl Pgm Hendricks Redev Ser B.............   6.200   02/01/23       3,463,375
  1,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc Oblig Grp
          (MBIA Insd).................................................   5.250   07/01/17       1,035,250
  7,920   Indiana St Dev Fin Auth Environmental USX Corp Proj Rfdg &
          Impt........................................................   6.250   07/15/30       8,633,196
  1,500   Indiana Univ Rev Student Fee Ser L..........................   5.000   08/01/17       1,516,620
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.750   02/01/14         668,668
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.500   02/01/22         450,950
  1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev......................   6.500   09/01/13       1,055,380
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/11          55,082
    140   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/12          51,024
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/13          45,619
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/14          40,693
    130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/15          37,729
    135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/16          36,293
    225   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev Ser B....       *   06/30/17          56,034
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med Cent Inc
          Rfdg........................................................   8.500   04/15/03       1,694,610
                                                                                           --------------
                                                                                               24,813,365
                                                                                           --------------
          IOWA  0.7%
  2,045   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA
          Insd).......................................................   6.000   07/01/07       2,308,130
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp Proj (FSA
          Insd).......................................................   5.750   07/01/17       2,720,500
  2,000   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts Proj A Rfdg
          (GNMA Collateralized).......................................   6.150   05/01/32       2,134,600
                                                                                           --------------
                                                                                                7,163,230
                                                                                           --------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A (Prerefunded
          @ 11/15/04).................................................   7.750   11/15/24       1,217,250
                                                                                           --------------
          KENTUCKY  1.3%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc Rfdg.........   6.550   03/01/09       1,070,270
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni Multi-Lease Ser
          A...........................................................       *   08/15/14       3,691,902
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................   8.699   10/09/08       4,795,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland Hosp Corp
          Ser A Rfdg & Impt (FSA Insd)................................   6.125   02/01/12       1,373,912
  1,275   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)................   7.450   01/01/23       1,360,527
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A......................   5.500   07/01/07       1,003,730
                                                                                           --------------
                                                                                               13,295,341
                                                                                           --------------
          LOUISIANA  0.7%
    500   Hodge, LA Util Rev Stone Container Corp Ser 1990............   9.000   03/01/10         533,870
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev Advanced Polymer
          Proj Ser 1985...............................................  10.000   11/15/04       2,505,549
  1,000   Lake Charles, LA Harbor & Terminal Dist Port Fac Rev
          Trunkline Rfdg..............................................   7.750   08/15/22       1,151,400
    405   Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises Inc
          Rfdg........................................................   8.250   09/01/08         451,041
    800   Port New Orleans, LA Indl Dev Rev Avondale Inds Inc Proj
          Rfdg........................................................   8.250   06/01/04         887,472
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util
          Co Proj Ser A...............................................   7.500   05/01/15       1,564,206
                                                                                           --------------
                                                                                                7,093,538
                                                                                           --------------
          MARYLAND  0.2%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg..................................................   7.550   06/01/17       1,659,705
                                                                                           --------------
          MASSACHUSETTS  2.1%
  1,000   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd) (Prerefunded
          @ 08/15/00).................................................   7.625   02/15/21       1,088,710
  1,400   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni Forwards Issue
          E Ser A (AMBAC Insd)........................................   7.000   01/01/10       1,508,556
  6,200   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................   3.100   07/01/13       6,175,014
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj...   8.450   07/01/18       1,747,470
  5,000   Massachusetts St Indl Fin Agy Rev First Mtg Reeds Landing
          Proj........................................................   8.625   10/01/23       5,716,150
    970   Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assoc
          Proj........................................................   8.800   06/01/14       1,173,787

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment American
          Hingham.....................................................   6.600%  12/01/15  $    1,099,490
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A..........................   7.000   04/01/22       2,251,260
                                                                                           --------------
                                                                                               20,760,437
                                                                                           --------------
          MICHIGAN  5.1%
  3,500   Detroit, MI Downtown Dev Auth Tax Increment Rev (Prerefunded
          @ 07/01/06).................................................   6.200   07/01/17       4,053,805
  1,000   Detroit, MI Loc Dev Fin Auth Ser C..........................   6.850   05/01/21       1,048,960
  3,000   Grand Traverse Cnty, MI Hosp Munson Hlthcare Ser A Rfdg
          (AMBAC Insd)................................................   5.000   07/01/28       2,983,650
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev Munson
          Hlthcare Ser A Rfdg (AMBAC Insd)............................   6.250   07/01/12       2,181,260
  1,500   Grand Valley MI St Univ Rev Gen (FGIC Insd).................   5.500   02/01/18       1,660,335
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale Cmty Hlth
          Cent........................................................   5.250   05/15/26       1,378,832
 19,370   Kent Cnty, MI Bldg Auth.....................................   5.000   06/01/26      19,420,168
  1,750   Michigan St Hosp Fin Auth Rev Rfdg Hosp Detroit Med Group A
          (AMBAC Insd)................................................   5.250   08/15/27       1,788,465
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................   5.500   10/01/18       1,025,320
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl Med Rfdg
          (ACA Insd)..................................................   5.500   10/01/27       2,043,900
  3,915   Michigan St House Representatives Ctfs Part (AMBAC Insd)....       *   08/15/24       1,095,300
  6,760   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fiber Proj (e)..............................................   8.000   12/01/27       6,106,678
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr
          Station Proj................................................   7.500   01/01/21       4,920,435
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg Ser A Rfdg
          (FHA Gtd)...................................................   6.600   06/01/13       1,069,580
                                                                                           --------------
                                                                                               50,776,688
                                                                                           --------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family Rev Hsg Cottages North
          Saint Paul Rfdg.............................................   9.250   02/01/22       1,078,820
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg......   5.000   01/01/16       1,999,900
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser C...........   5.000   01/01/17       1,249,912
                                                                                           --------------
                                                                                                4,328,632
                                                                                           --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl Rev
          Weyerhaeuser Co Rfdg (Inverse Fltg).........................   8.250   04/01/22       6,167,200
  1,155   Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj Ser A
          Rfdg........................................................   7.750   12/01/15       1,269,622
                                                                                           --------------
                                                                                                7,436,822
                                                                                           --------------
          MISSOURI  2.2%
  1,000   Kansas City, MO Multi-Family Hsg Rev Vlg Green Apts Proj....   6.250   04/01/30       1,019,720
  2,835   Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A
          (b).........................................................   5.750   10/01/06       3,116,912
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John Knox Vlg
          Proj Rfdg & Impt............................................   7.125   08/15/12       2,140,320
  1,330   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd) (b).....................................   7.250   06/01/04       1,463,838
  3,920   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (Prerefunded @ 06/01/04) (MBIA Insd) (b)............   7.250   06/01/14       4,652,609
  1,000   Missouri St Hlth & Edl Fac Auth Rfdg & Impt.................   8.125   10/01/10       1,068,090
  5,000   Missouri St Hlth & Edl Fac Rev Bjc Hlth Sys (c).............   5.000   05/15/28       4,950,100
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home Rev Mary
          Queen & Mother Proj Rfdg (GNMA Collateralized)..............   7.125   03/20/23       2,358,399
    845   Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser
          A...........................................................  10.000   08/01/10       1,083,755
                                                                                           --------------
                                                                                               21,853,743
                                                                                           --------------
          NEBRASKA  0.7%
    700   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.413   09/15/24         791,875
  1,000   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  11.429   09/10/30       1,229,250
  4,100   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  10.065   10/17/23       4,612,500
                                                                                           --------------
                                                                                                6,633,625
                                                                                           --------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
          (FGIC Insd).................................................   6.700   06/01/22       4,384,360
  2,080   Henderson, NV Loc Impt Dist No T-4 Ser A....................   8.500   11/01/12       2,169,232
                                                                                           --------------
                                                                                                6,553,592
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  0.7%
$ 1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev................   8.800%  06/01/09  $    1,905,481
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg..........................................   7.625   07/01/16       2,221,000
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj...................................................   7.500   06/01/05       1,143,560
    980   New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration................................................   7.750   06/01/14       1,066,054
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC Insd).........   6.750   11/01/11       1,184,130
                                                                                           --------------
                                                                                                7,520,225
                                                                                           --------------
          NEW JERSEY  3.3%
    400   Atlantic City, NJ Brd Edl Sch (Prerefunded @ 12/01/02)
          (AMBAC Insd)................................................   6.125   12/01/11         443,624
    250   Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (Prerefunded @
          10/01/04) (MBIA Insd).......................................   6.150   10/01/14         284,605
  2,000   Camden Cnty, NJ Impt Auth Lease Rev Dockside Refrigerated...   8.400   04/01/24       2,269,540
    500   Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A (MBIA
          Insd).......................................................   5.600   12/01/16         543,845
    250   Essex Cnty, NJ Impt Auth Lease Jail & Youth House Proj
          (Prerefunded @ 12/01/04) (AMBAC Insd).......................   6.600   12/01/07         291,445
    370   Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd).....................   5.375   09/01/10         400,595
    250   Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd).................................................   6.600   12/01/21         273,008
    250   Lacey Muni Util Auth NJ Wtr Rev (Prerefunded @ 12/01/04)
          (MBIA Insd).................................................   6.250   12/01/24         286,680
    250   Mercer Cnty, NJ Impt Auth Rev Cap Apprec....................       *   04/01/11         143,320
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg
          (MBIA Insd) (b).............................................   6.250   08/15/10       7,266,747
    500   Millburn Twp, NJ Brd Ed.....................................   5.350   07/15/12         551,140
  1,000   New Jersey Bldg Auth St Bldg Rev............................   5.000   06/15/18       1,004,170
    500   New Jersey Econ Dev Auth Dist Heating & Cooling Rev Trigen
          Trenton Ser A...............................................   6.200   12/01/10         535,690
  2,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G
          Rfdg........................................................   8.400   12/15/15       2,198,520
    300   New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr Lien
          Ser A (MBIA Insd)...........................................   5.800   07/01/09         330,957
    210   New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs Elec & Gas
          Co Proj A (MBIA Insd).......................................   6.400   05/01/32         233,940
  1,900   New Jersey Econ Dev Auth Rev First Mtg Winchester Gardens
          Ser A.......................................................   8.500   11/01/16       2,156,633
    350   New Jersey Econ Dev Auth Rev RWJ Hlthcare Corp
          (FSA Insd)..................................................   6.250   07/01/14         390,957
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes.........   7.500   07/01/20       1,124,080
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes Oblig
          Ser A.......................................................   7.500   07/01/25       1,124,080
    300   New Jersey Econ Dev Auth Wtr Fac Rev Hackensack Wtr Co Proj
          B Rfdg (MBIA Insd)..........................................   5.900   03/01/24         321,624
    490   New Jersey Hlthcare Fac Fin Auth Rev Atlantic City Med Cent
          Ser C Rfdg..................................................   6.800   07/01/11         543,508
    700   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp Group Issue
          (Connie Lee Insd)...........................................   7.000   07/01/04         806,323
    400   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp Group Issue
          (Connie Lee Insd)...........................................   7.000   07/01/06         473,860
    250   New Jersey Hlthcare Fac Fin Auth Rev Englewood Hosp & Med
          Cent........................................................   6.700   07/01/15         276,880
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................   6.000   07/01/06         284,010
    250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent at
          Passaic (FSA Insd)..........................................   6.750   07/01/19         309,047
    400   New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore Med Cent
          Rfdg (AMBAC Insd)...........................................   6.250   07/01/21         446,808
    500   New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean Cnty
          Hosp Ser A..................................................   6.125   07/01/13         531,945
    400   New Jersey Sports & Exposition Auth Convention Cent Luxury
          Tax Rev Ser A Rfdg (MBIA Insd)..............................   6.250   07/01/20         438,012
    200   New Jersey St Edl Fac Auth Rev Caldwell College Ser A.......   7.250   07/01/25         219,946
    250   New Jersey St Edl Fac Auth Rev Glassboro St College Ser A
          (Prerefunded @ 07/01/01) (MBIA Insd)........................   6.700   07/01/21         274,480
    270   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser K (MBIA
          Insd).......................................................   6.375   10/01/26         291,414
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser O (MBIA
          Insd).......................................................   6.300   10/01/23         539,925
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser S
          (MBIA Insd).................................................   6.000   10/01/21         534,905

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 3,480   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd) (b)...   6.500%  01/01/16  $    4,263,557
    300   Union City, NJ (FSA Insd)...................................   6.375   11/01/10         359,913
                                                                                           --------------
                                                                                               32,769,733
                                                                                           --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev San Juan Regl
          Med Cent Inc Proj (Prerefunded @ 06/01/01)..................   7.900   06/01/11       2,808,000
                                                                                           --------------
          NEW YORK  9.3%
  2,805   Clifton Springs, NY Hosp & Clinic Hosp Rev Rfdg.............   8.000   01/01/20       3,153,409
  3,640   Metropolitan Tran Auth NY Commuter Fac Rev Svcs Contract Ser
          R Rfdg......................................................   5.500   07/01/17       3,851,921
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac
          Ser 5 Rfdg (b)..............................................   7.000   07/01/12       5,474,500
  1,000   New York City Indl Dev Agy Field Hotel Assoc Lp Jfk Rfdg
          (c).........................................................   6.000   11/01/28       1,015,320
  1,000   New York City Indl Dev Agy Laguardia Assoc Lp Proj Rfdg
          (c).........................................................   6.000   11/01/28       1,015,320
  1,000   New York City Indl Dev Agy Civic Fac Marymount Manhattan
          College Proj................................................   7.000   07/01/23       1,084,550
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B
          (b).........................................................   5.000   06/15/17       4,107,421
  5,000   New York City Ser A (b).....................................   7.000   08/01/07       5,960,000
  2,500   New York City Ser B (b).....................................   7.500   02/01/07       2,799,225
    945   New York City Ser C (Prerefunded @ 08/01/02)................   6.500   08/01/04       1,051,549
  4,055   New York City Ser C.........................................   6.500   08/01/04       4,456,283
    640   New York City Ser C Subser C1...............................   7.500   08/01/20         723,584
  2,000   New York City Ser D Rfdg (b)................................   8.000   02/01/05       2,426,840
  2,200   New York City Ser E (b).....................................   5.700   08/01/08       2,380,114
  2,500   New York St Dorm Auth Rev Secd Hosp Bronx Lebanon Rfdg......   5.200   02/15/14       2,585,625
  5,000   New York St Dorm Auth Rev City Univ Ser F (b)...............   5.500   07/01/12       5,262,750
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser A (b).........   5.500   05/15/10       2,891,212
  2,295   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser A........   5.750   02/15/11       2,527,369
  2,285   New York St Dorm Auth Rev Mental Hlth Svcs Fac Ser A........   5.750   02/15/12       2,504,565
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg)..............................................   9.055   04/01/20       3,278,125
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev Brooklyn
          Union Gas Co Ser B (Inverse Fltg)...........................  10.203   07/01/26       4,057,500
  2,000   New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara
          Mohawk Pwr Corp Ser A Rfdg (FGIC Insd)......................   7.200   07/01/29       2,318,940
    185   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A.......................................................   7.750   08/15/11         203,859
    175   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C.......................................................   7.300   02/15/21         193,524
  2,400   New York St Urban Dev Corp Rev Correctional Cap Fac Rfdg
          (b).........................................................   5.625   01/01/07       2,571,504
 20,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd) (b).........................................   5.250   01/01/14      22,052,670
  1,200   Port Auth NY & NJ Cons 95th Ser.............................   6.125   07/15/22       1,313,088
    500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt
          Terminal 6 (MBIA Insd)......................................   5.750   12/01/25         537,745
  1,500   Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev Spellman High
          Voltage Fac Ser A...........................................   6.375   12/01/17       1,535,835
                                                                                           --------------
                                                                                               93,334,347
                                                                                           --------------
          NORTH CAROLINA  0.3%
  2,500   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev Solid
          Waste Weyerhaeuser Co.......................................   5.650   12/01/23       2,566,425
                                                                                           --------------
          OHIO  2.7%
  1,250   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland
          Bond Fund Ser A.............................................   5.750   05/15/20       1,276,150
    755   Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev Port Cleveland
          Bond Fund Ser A.............................................   5.800   05/15/27         769,496
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @ 09/15/02).....   8.000   09/15/12         584,925
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall............   7.300   11/15/23       1,102,520
    370   Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj
          Rfdg........................................................   8.500   01/01/03         400,466
  1,750   Franklin Cnty, OH Hlthcare Friendship Vlg Dublin, OH Rfdg...   5.625   11/01/22       1,771,735
  1,000   Madison Cnty, OH Hosp Impt Rev Madison Cnty Hosp
          Proj Rfdg...................................................   6.400   08/01/28       1,018,270

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 6,190   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized).......................................   9.770%  03/31/31  $    6,963,750
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd Partn Proj
          Rfdg (AMBAC Insd)...........................................   6.375   04/01/29       1,119,450
  2,000   Ohio St Solid Waste Rev CSC Ltd Poj.........................   8.500   08/01/22       2,120,340
  4,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   8.250   10/01/14       4,161,040
  2,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   9.000   06/01/21       2,174,180
  3,000   Ohio St Tpk Comm Tpk Rev Ser A Rfdg.........................   5.500   02/15/26       3,354,870
                                                                                           --------------
                                                                                               26,817,192
                                                                                           --------------
          OKLAHOMA  0.6%
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/22       2,053,359
  2,360   Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B
          (GNMA Collateralized).......................................   7.997   08/01/18       2,794,830
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc.............   7.600   12/01/30       1,091,120
                                                                                           --------------
                                                                                                5,939,309
                                                                                           --------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp.................   6.350   08/01/25       2,150,580
  2,000   Oregon St Hlth Hsg Edl & Cultural Facs Auth.................   7.250   06/01/28       2,037,540
    475   Salem, OR Hosp Fac Auth Rev Cap Manor Inc...................   7.500   12/01/24         522,870
                                                                                           --------------
                                                                                                4,710,990
                                                                                           --------------
          PENNSYLVANIA  3.7%
    500   Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg
          Rev.........................................................   7.250   12/01/11         517,785
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev
          (AMBAC Insd) (b)............................................   5.650   05/15/20       5,261,500
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conference Cent Hyatt
          Regency.....................................................   6.200   01/01/29       5,047,500
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd) (b)..............   7.900   05/15/18       2,548,350
  1,400   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)................       *   09/01/25         376,460
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC Insd)......   7.770   06/18/15       2,884,375
  1,320   Harrisburg, PA Cap Apprec Nts Ser D Rfdg....................       *   09/15/16         554,347
  1,535   Harrisburg, PA Cap Apprec Nts Ser D Rfdg....................       *   09/15/19         550,865
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church
          of Christ Homes Rfdg........................................   6.750   10/01/10       1,013,380
  1,000   Lehigh Cnty, PA Indl Dev Auth Lifepath Inc Proj.............   6.100   06/01/18         989,740
    905   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......................   8.000   08/01/12         979,020
  1,275   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross Rev Rfdg.....   7.875   12/01/13       1,412,050
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................   8.875   10/01/20       1,670,970
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          (Embedded Swap) (AMBAC Insd)................................   7.630   06/01/12       3,413,670
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev......   6.300   01/01/13       1,023,810
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recov
          (LOC - Banque Paribas)......................................   7.500   01/01/12       1,098,090
  3,150   Philadelphia, PA Auth For Indl Dev Rev Coml Dev RMK Rfdg....   7.750   12/01/17       3,579,030
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev........   7.250   03/01/24         730,895
  1,450   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A Rfdg Hosp
          Auth Rev Ser 1993A..........................................   6.000   12/01/13       1,668,965
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Allied Svcs
          Rehab Hosp Ser A............................................   7.375   07/15/08       1,118,580
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor
          Hosp Proj (Prerefunded @ 07/01/01)..........................   8.250   07/01/09         567,945
                                                                                           --------------
                                                                                               37,007,327
                                                                                           --------------
          RHODE ISLAND  0.5%
  1,975   Providence, RI Redev Agy Ctfs Partn Ser A...................   8.000   09/01/24       2,191,006
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm Ser B (FHA
          Gtd)........................................................   7.950   10/01/30       2,452,471
    600   West Warwick, RI Ser A......................................   7.300   07/15/08         674,268
                                                                                           --------------
                                                                                                5,317,745
                                                                                           --------------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          SOUTH CAROLINA  0.4%
$ 3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA Insd)..............   4.750%  07/01/15  $    3,000,300
  1,070   Piedmont Muni Pwr Agy SC Elec Rev...........................   5.000   01/01/25       1,046,203
                                                                                           --------------
                                                                                                4,046,503
                                                                                           --------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med
          Cent........................................................   7.250   04/01/20       1,127,110
                                                                                           --------------
          TENNESSEE  0.3%
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones Hosp Proj
          (Prerefunded @ 04/01/06)....................................   8.500   04/01/24       2,609,640
                                                                                           --------------
          TEXAS  6.7%
  1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA Insd)........   6.125   11/15/25       1,108,410
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (FNMA
          Collateralized).............................................   6.100   08/15/21         518,470
    140   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...............   9.250   07/01/08         148,173
  2,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev........   7.600   12/01/17       2,045,140
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp...............................................   7.000   05/01/21         650,965
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp (Prerefunded @ 05/01/03)......................   7.900   05/01/18       1,744,530
    307   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized).............................................   8.200   04/01/22         319,830
    130   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized).............................................   9.250   04/01/16         132,752
 12,000   Brazos River Auth TX Pollutn Ctl Rev Adj Collateral Util
          Elec Co Rfdg................................................   5.550   06/01/30      12,157,800
  6,850   Brazos River Auth TX Rev Houston Inds Inc Proj D Rfdg.......   4.900   10/01/15       7,037,553
  1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec Rfdg...............       *   08/15/15         688,425
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @ 02/01/01)
          (b).........................................................   6.250   02/01/11         661,350
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC Insd).........   6.250   12/15/17         270,855
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev American
          Airls Inc...................................................   7.500   11/01/25       1,011,656
  1,500   Deer Park, TX Indpt Sch Dist................................   4.250   02/15/17       1,402,560
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A.................   6.250   12/01/09         267,270
     90   Galveston, TX Ppty Fin Auth Single Family Mtg Rev Ser A.....   8.500   09/01/11          97,496
    250   Guadalupe Blanco River Auth TX Indl Dev Corp Pollutn Ctl
          Rev.........................................................   6.350   07/01/22         272,705
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys Proj Rfdg....   7.125   06/01/15       1,412,250
    250   Harris Cnty, TX Muni Util Dist No 120 (Prerefunded @
          08/01/01)...................................................   8.000   08/01/14         278,473
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01)....................................   7.100   07/01/21         415,256
  1,250   Irving, TX Indpt Sch Dist...................................       *   02/15/17         516,337
  1,000   Irving, TX Indpt Sch Dist Cap Apprec Ser A Rfdg.............       *   02/15/18         392,180
  5,045   Leander, TX Indpt Sch Dist Cap Apprec Rfdg..................       *   08/15/19       1,678,371
  2,755   Leander, TX Indpt Sch Dist Rfdg.............................   4.750   08/15/11       2,786,517
    250   Lockhart, TX Correctional Fac Fin Corp Rev (Prerefunded @
          04/01/01) (MBIA Insd).......................................   6.625   04/01/12         267,728
  3,500   North Central TX Hlth Fac Dev Corp Rev Presbyterian Hlthcare
          Sys Ser C (Inverse Fltg) (Prerefunded @ 06/19/01) (MBIA
          Insd).......................................................   9.346   06/22/21       4,134,375
    750   Northwest Harris Cnty, TX Muni Util Dist No 23 (Prerefunded
          @ 04/01/01).................................................   8.100   10/01/15         828,285
  2,600   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (c)...............       *   08/15/24         655,850
  3,560   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (c)...............       *   08/15/20       1,135,782
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing
          Cent Partn..................................................   8.250   12/01/19         279,860
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt.....   7.000   05/15/28         274,978
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt
          (Prerefunded @ 05/15/03)....................................   7.000   05/15/28         286,503
  2,000   Tarrant Cnty, TX Hlth Facs Dev Corp Rev (MBIA Insd).........   6.000   01/01/37       2,236,260
    243   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000   08/01/09         249,515
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000   08/01/19         513,690
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000   08/01/24         513,690
    894   Texas Genl Svcs Commn Partn Interests.......................   7.500   02/01/13         921,229

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   105   Texas Hsg Agy Single Family Mtg Rev Ser A Rfdg..............   7.150%  09/01/12  $      112,853
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Ser C
          Rfdg (Inverse Fltg) (GNMA Collateralized)...................   9.663   07/02/24       6,811,875
    235   Texas St Higher Edl Brd College Sr Lien.....................   7.700   10/01/25         253,295
  4,025   Texas St Higher Edl Coordinating Brd College Student Ln.....       *   10/01/25       4,467,911
  1,000   Texas St Veterans Hsg Assist................................   6.800   12/01/10       1,084,180
  1,245   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800   12/01/23       1,352,082
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics (b).................................   8.200   03/15/21       2,480,017
  3,245   Wylie, TX Indt Sch Dist Cap Apprec Rfdg.....................       *   08/15/26         751,964
                                                                                           --------------
                                                                                               67,627,246
                                                                                           --------------
          UTAH  2.7%
  3,075   Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj..........   9.500   12/15/18       3,760,018
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/15       1,435,046
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   8.000   09/01/20       1,083,960
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/25       1,069,700
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Rfdg Ser B
          (Prerefunded @ 10/29/98)....................................   7.750   07/01/20       3,735,739
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser 86B.............   5.000   07/01/16       1,849,963
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded
          Swap).......................................................   7.150   02/15/12      12,631,080
    700   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1 (FHA Gtd)...   7.100   07/01/14         759,941
    945   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2 (FHA Gtd)...   7.200   01/01/27       1,025,108
                                                                                           --------------
                                                                                               27,350,555
                                                                                           --------------
          VIRGINIA  2.7%
  4,000   Alexandria, VA Redev & Hsg Auth 3001 Park Cent Apts
          Ser A Rfdg..................................................   6.375   04/01/34       4,039,600
  5,000   Chesapeake Bay Brdg & Tunl VA Gen Resolution Rfdg (MBIA Insd
          (c).........................................................   5.500   07/01/25       5,584,600
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev (b).................   6.625   07/15/14       2,181,320
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev (Prerefunded @
          08/15/01) (FGIC Insd) (b)...................................   6.600   08/15/23       3,828,965
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd) (b)..................   6.800   03/01/14       2,362,485
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd) (b)..................   6.900   03/01/19       1,140,600
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Carilion
          Hlth Sys Ser B Rfdg (MBIA Insd) (b).........................   4.700   07/01/20       5,311,450
  2,650   Virginia St Pub Bldg Auth Ser A.............................   5.500   08/01/16       2,824,211
                                                                                           --------------
                                                                                               27,273,231
                                                                                           --------------
          WASHINGTON  1.5%
  2,000   King Cnty, WA Ser D.........................................   5.700   12/01/10       2,254,380
  4,000   Washington St Hlth Care Facs Auth Rev Multicare Hlth Sys
          (MBIA Insd).................................................   5.000   08/15/18       4,012,200
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC
          Insd).......................................................   7.125   07/01/16       1,604,150
  3,555   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser C
          Rfdg (FSA Insd).............................................   5.375   07/01/15       3,689,059
  3,750   Washington St Pub Pwr Supply Sys Nuclear Proj No 3 Rev Ser C
          Rfdg (FSA Insd).............................................   5.375   07/01/15       3,891,413
                                                                                           --------------
                                                                                               15,451,202
                                                                                           --------------
          WEST VIRGINIA  0.7%
  6,750   South Charleston, WV Indl Dev Rev Union Carbide Chem &
          Plastics Ser A (b)..........................................   8.000   08/01/20       7,240,050
                                                                                           --------------
          WISCONSIN  1.1%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg Rev
          (Prerefunded @ 07/01/01)....................................   7.400   07/01/16         822,862
  1,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue Inc Proj.....   7.750   12/01/22       1,075,230
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/21         404,225
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/22         384,663
  1,250   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/23         366,025
  1,000   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/26         252,450
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/27         841,225
  3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/28         801,150

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 3,500   Southeast WI Professional Baseball Pk Dist Sales Tax Rev
          (MBIA Insd).................................................       *   12/15/29  $      762,755
  1,650   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Rfdg
          (Inverse Fltg)..............................................  10.108%  10/25/22       1,862,437
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.200   11/01/05         645,318
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United Lutheran Proj
          Aging Inc (Prerefunded @ 03/01/99)..........................   8.500   03/01/19       1,041,170
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........   7.500   07/01/26       2,226,680
                                                                                           --------------
                                                                                               11,486,190
                                                                                           --------------
          GUAM  0.4%
  3,500   Guam Arpt Auth Rev Ser B....................................   6.700   10/01/23       3,866,800
    250   Guam Govt Ser A.............................................   5.750   09/01/04         251,650
                                                                                           --------------
                                                                                                4,118,450
                                                                                           --------------
          PUERTO RICO  3.7%
    200   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V Rfdg......   6.625   07/01/12         220,292
 36,105   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser A..........   4.750   07/01/38      35,437,419
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T (Prerefunded @
          07/01/04)...................................................   6.375   07/01/24         287,062
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg................   6.000   07/01/14         275,420
    250   Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg................   5.500   07/01/14         264,658
    320   Puerto Rico Hsg Bank & Fin Agy Single Family Mtg Rev (GNMA
          Collateralized).............................................   6.250   04/01/29         342,400
    300   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac Ser M Rfdg
          (FSA Insd)..................................................   5.750   07/01/15         321,705
                                                                                           --------------
                                                                                               37,148,956
                                                                                           --------------
TOTAL INVESTMENTS  104.0%
  (Cost $951,139,270)....................................................................   1,042,279,757
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.0%)............................................     (40,104,540)
                                                                                           --------------
NET ASSETS  100.0%.......................................................................  $1,002,175,217
                                                                                           ==============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified Institutional buyers.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and futures transactions.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Currently is a payment-in-kind security which will convert to a cash paying security at a predetermined date.

(f) Non-Income Producing Security

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $951,139,270).......................  $1,042,279,757
Receivables:
  Interest..................................................      16,026,696
  Investments Sold..........................................       4,520,433
  Fund Shares Sold..........................................         948,799
  Variation Margin on Futures...............................         169,572
Other.......................................................          18,002
                                                              --------------
      Total Assets..........................................   1,063,963,259
                                                              --------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      37,519,378
  Investments Purchased.....................................      19,611,246
  Income Distributions......................................       2,107,791
  Distributor and Affiliates................................         945,275
  Fund Shares Repurchased...................................         519,311
  Investment Advisory Fee...................................         388,217
Accrued Expenses............................................         258,338
Options at Market Value (Net premiums received of $6,775)...         242,187
Trustees' Deferred Compensation and Retirement Plans........         196,299
                                                              --------------
      Total Liabilities.....................................      61,788,042
                                                              --------------
NET ASSETS..................................................  $1,002,175,217
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $  920,238,087
Net Unrealized Appreciation.................................      90,902,720
Accumulated Undistributed Net Investment Income.............       2,282,049
Accumulated Net Realized Loss...............................     (11,247,639)
                                                              --------------
NET ASSETS..................................................  $1,002,175,217
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $788,717,387 and 49,321,491 shares of
     beneficial interest issued and outstanding)............  $        15.99
    Maximum sales charge (4.75%* of offering price).........             .80
                                                              --------------
    Maximum offering price to public........................  $        16.79
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $197,947,399 and 12,385,888 shares of
     beneficial interest issued and outstanding)............  $        15.98
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $15,510,431 and 971,576 shares of
     beneficial interest issued and outstanding)............  $        15.96
                                                              ==============
* On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                               Nine Months Ended       Year Ended
                                                               September 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $48,555,300          $63,871,998
                                                                -----------          -----------
EXPENSES:
Investment Advisory Fee.....................................      3,545,745            4,721,648
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,315,469, $1,544,736 and $111,076,
  respectively for the nine months ended 9/30/98 and
  $1,886,256, $2,047,073 and $125,940, respectively, for the
  year ended 12/31/97)......................................      2,971,281            4,059,269
Shareholder Services........................................        585,520              991,321
Trustees' Fees and Expenses.................................         59,123               25,979
Legal.......................................................         48,678              106,117
Custody.....................................................         23,020               71,024
Other.......................................................        315,697              483,245
                                                                -----------          -----------
    Total Operating Expenses................................      7,549,064           10,458,603
                                                                -----------          -----------
    Interest Expense........................................        252,574                  -0-
                                                                -----------          -----------
NET INVESTMENT INCOME.......................................    $40,753,662          $53,413,395
                                                                ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................     10,$218,111          17,322,192
  Options...................................................       (453,531)            (575,046)
  Futures...................................................     (3,211,181)          (6,420,032)
                                                                -----------          -----------
Net Realized Gain...........................................      6,553,399           10,327,114
                                                                -----------          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     84,570,511           60,847,273
                                                                -----------          -----------
  End of the Period:
    Investments.............................................     91,140,487           84,688,844
    Options.................................................       (235,412)                 -0-
    Futures.................................................         (2,355)            (118,333)
                                                                -----------          -----------
                                                                 90,902,720           84,570,511
                                                                -----------          -----------
Net Unrealized Appreciation During the Period...............      6,332,209           23,723,238
                                                                -----------          -----------
NET REALIZED AND UNREALIZED GAIN............................    $12,885,608          $34,050,352
                                                                ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $53,639,270          $87,463,747
                                                                ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended September 30, 1998 and
                   the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Nine Months Ended       Year Ended          Year Ended
                                                             September 30, 1998   December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................$    40,753,662       $   53,413,395      $   58,599,526
Net Realized Gain...........................................      6,553,399           10,327,114          15,529,569
Net Unrealized Appreciation/Depreciation During the
  Period....................................................      6,332,209           23,723,238         (34,930,300)
                                                             --------------       --------------      --------------
Change in Net Assets from Operations........................     53,639,270           87,463,747          39,198,795
                                                             --------------       --------------      --------------
Distributions from Net Investment Income:
  Class A Shares............................................    (31,284,803)         (43,085,857)        (46,362,424)
  Class B Shares............................................     (7,203,055)          (9,834,294)        (10,564,184)
  Class C Shares............................................       (518,861)            (604,662)           (607,911)
                                                             --------------       --------------      --------------
    Total Distributions.....................................    (39,006,719)         (53,524,813)        (57,534,519)
                                                             --------------       --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     14,632,551           33,938,934          18,335,724
                                                             --------------       --------------      --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold...................................    531,715,930          535,028,913         448,529,529
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     19,893,086           27,237,798          29,896,737
Cost of Shares Repurchased..................................   (556,676,605)        (619,837,342)       (511,329,514)
                                                             --------------       --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (5,067,589)         (57,570,631)        (32,903,248)
                                                             --------------       --------------      --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................      9,564,962          (23,631,697)        (51,238,972)
NET ASSETS:
Beginning of the Period.....................................    992,610,255        1,016,241,952       1,067,480,924
                                                             --------------       --------------      --------------
End of the Period (Including accumulated undistributed net
  investment income of $2,282,049, $535,106 and $662,245,
  respectively)............................................. $1,002,175,217       $  992,610,255      $1,016,241,952
                                                             ==============       ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Nine Months
                                                           Ended                   Year Ended December 31,
                                                       September 30,   -----------------------------------------------
Class A Shares                                             1998         1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $15.767      $15.267   $15.549   $14.261   $16.164   $15.310
                                                          -------      -------   -------   -------   -------   -------
  Net Investment Income..............................        .664         .852      .898      .874      .886      .964
  Net Realized and Unrealized Gain/Loss..............        .195         .500     (.298)    1.296    (1.907)     .862
                                                          -------      -------   -------   -------   -------   -------
Total from Investment Operations.....................        .859        1.352      .600     2.170    (1.021)    1.826
Less Distributions from Net Investment Income........        .635         .852      .882      .882      .882      .972
                                                          -------      -------   -------   -------   -------   -------
Net Asset Value, End of the Period...................     $15.991      $15.767   $15.267   $15.549   $14.261   $16.164
                                                          =======      =======   =======   =======   =======   =======
Total Return (a).....................................       5.62%*       9.14%     4.07%    15.61%    (6.37%)   12.20%
Net Assets at End of the Period (In millions)........      $788.7       $766.2    $792.3    $839.7    $495.8    $597.6
Ratio of Expenses to Average Net Assets (b)..........        .87%         .89%      .94%      .99%      .99%      .87%
Ratio of Net Investment Income to Average Net Assets
  (b)................................................       5.63%        5.54%     5.93%     5.86%     5.93%     6.08%
Portfolio Turnover...................................         89%*        104%       73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by Van Kampen, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been .98% and 5.97%, respectively.

* Non-Annualized

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Nine Months
                                                           Ended                   Year Ended December 31,
                                                       September 30,   -----------------------------------------------
Class B Shares                                             1998         1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $15.764      $15.267   $15.549   $14.261   $16.139   $15.308
                                                          -------      -------   -------   -------   -------   -------
  Net Investment Income..............................        .572         .734      .783      .762      .780      .852
  Net Realized and Unrealized Gain/Loss..............        .195         .501     (.297)    1.294    (1.890)     .845
                                                          -------      -------   -------   -------   -------   -------
Total from Investment Operations.....................        .767        1.235      .486     2.056    (1.110)    1.697
Less Distributions from Net Investment Income........        .549         .738      .768      .768      .768      .866
                                                          -------      -------   -------   -------   -------   -------
Net Asset Value, End of the Period...................     $15.982      $15.764   $15.267   $15.549   $14.261   $16.139
                                                          =======      =======   =======   =======   =======   =======
Total Return (a).....................................       5.05%*       8.27%     3.29%    14.74%    (6.96%)   11.33%
Net Assets at End of the Period (In millions)........      $197.9       $211.2    $211.0    $216.6    $158.7    $168.2
Ratio of Expenses to Average Net Assets (b)..........       1.65%        1.65%     1.70%     1.73%     1.70%     1.65%
Ratio of Net Investment Income to Average Net Assets
  (b)................................................       4.85%        4.78%     5.17%     5.09%     5.22%     5.19%
Portfolio Turnover...................................         89%*        104%       73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%. For the year ended December 31, 1993, if certain expenses had not been assumed by Van Kampen, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 1.73% and 5.11%, respectively.

* Non-Annualized

                                               See Notes to Financial Statements

   The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                            August 13, 1993
                                                   Nine Months                                               (Commencement
                                                      Ended              Year Ended December 31,          of Distribution) to
                                                  September 30,   -------------------------------------      December 31,
Class C Shares                                        1998         1997      1996      1995      1994            1993
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........     $15.747      $15.254   $15.545   $14.262   $16.141        $15.990
                                                     -------      -------   -------   -------   -------        -------
  Net Investment Income.........................        .570         .730      .782      .771      .783           .300
  Net Realized and Unrealized Gain/Loss.........        .196         .501     (.305)    1.280    (1.894)          .171
                                                     -------      -------   -------   -------   -------        -------
Total from Investment Operations................        .766        1.231      .477     2.051    (1.111)          .471
Less Distributions from Net Investment Income...        .549         .738      .768      .768      .768           .320
                                                     -------      -------   -------   -------   -------        -------
Net Asset Value, End of the Period..............     $15.964      $15.747   $15.254   $15.545   $14.262        $16.141
                                                     =======      =======   =======   =======   =======        =======
Total Return (a)................................       4.99%*       8.34%     3.16%    14.74%    (6.97%)         2.96%*
Net Assets at End of the Period (In millions)...      $ 15.5       $ 15.3    $ 12.9    $ 11.2    $ 3.9          $ 4.1
Ratio of Expenses to Average Net Assets (b).....       1.65%        1.66%     1.70%     1.72%     1.74%          1.85%
Ratio of Net Investment Income to Average Net
  Assets (b)....................................       4.86%        4.75%     5.17%     5.24%     5.19%          3.95%
Portfolio Turnover..............................         89%*        104%       73%       61%       75%            82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $11,480,037 which will expire on September 30, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and gains or losses recognized for tax purposes on open option and futures positions at September 30, 1998.

                               September 30, 1998
--------------------------------------------------------------------------------

    At September 30, 1998, for federal income tax purposes, cost of long-term investments is $951,144,635; the aggregate gross unrealized appreciation is $97,996,513 and the aggregate gross unrealized depreciation is $6,861,391, resulting in net unrealized appreciation of $91,135,122.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       For the nine months ended September 30, 1998, 99.3% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                             AVERAGE NET
                                                             ASSETS
------------------------------------------------------------------------
First $500 million..........................................  .50 of 1%
Over $500 million...........................................  .45 of 1%

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $22,000 and $32,500, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $245,900 and $232,300, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $447,400 and $649,000 respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

       At September 30, 1998, Van Kampen owned 7,025 Class A shares and 98 shares each of Classes B and C.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At September 30, 1998, capital aggregated $718,935,008, $186,604,874 and
$14,698,205 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   32,662,126    $ 513,944,856
  Class B...................................................      929,950       14,649,977
  Class C...................................................      198,389        3,121,097
                                                              -----------    -------------
Total Sales.................................................   33,790,465    $ 531,715,930
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,003,395    $  15,819,172
  Class B...................................................      239,468        3,773,374
  Class C...................................................       19,090          300,540
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,261,953    $  19,893,086
                                                              ===========    =============
Repurchases:
  Class A...................................................  (32,937,857)   $(518,889,151)
  Class B...................................................   (2,179,386)     (34,392,429)
  Class C...................................................     (216,155)      (3,395,025)
                                                              -----------    -------------
Total Repurchases...........................................  (35,333,398)   $(556,676,605)
                                                              ===========    =============

       At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A...................................................   33,152,701    $ 506,790,274
  Class B...................................................    1,551,226       23,205,097
  Class C...................................................      328,583        5,033,542
                                                              -----------    -------------
Total Sales.................................................   35,032,510    $ 535,028,913
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,410,217    $  21,710,873
  Class B...................................................      338,503        5,210,731
  Class C...................................................       20,537          316,194
                                                              -----------    -------------
Total Dividend Reinvestment.................................    1,769,257    $  27,237,798
                                                              ===========    =============

                               September 30, 1998
--------------------------------------------------------------------------------

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Repurchases:
  Class A...................................................  (37,868,614)   $(580,864,995)
  Class B...................................................   (2,313,649)     (35,527,835)
  Class C...................................................     (225,699)      (3,444,512)
                                                              -----------    -------------
Total Repurchases...........................................  (40,407,962)   $(619,837,342)
                                                              ===========    =============

       At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES           VALUE
------------------------------------------------------------------------------------------
Sales:
  Class A..................................................    27,650,131    $ 418,053,766
  Class B..................................................     1,641,964       24,779,007
  Class C..................................................       375,923        5,696,756
                                                             ------------    -------------
Total Sales................................................    29,668,018    $ 448,529,529
                                                             ============    =============
Dividend Reinvestment:
  Class A..................................................     1,572,959    $  23,855,458
  Class B..................................................       375,855        5,699,914
  Class C..................................................        22,531          341,365
                                                             ------------    -------------
Total Dividend Reinvestment................................     1,971,345    $  29,896,737
                                                             ============    =============
Repurchases:
  Class A..................................................   (31,326,699)   $(474,926,518)
  Class B..................................................    (2,128,006)     (32,268,288)
  Class C..................................................      (272,810)      (4,134,708)
                                                             ------------    -------------
Total Repurchases..........................................   (33,727,515)   $(511,329,514)
                                                             ============    =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                     YEAR OF REDEMPTION                       CLASS B      CLASS C
----------------------------------------------------------------------------------
First.......................................................   4.00%        1.00%
Second......................................................   3.75%         None
Third.......................................................   3.50%         None
Fourth......................................................   2.50%         None
Fifth.......................................................   1.50%         None
Sixth.......................................................   1.00%         None
Seventh and Thereafter......................................    None         None

                               September 30, 1998
--------------------------------------------------------------------------------

       For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $76,200 and $112,900, respectively and CDSC on redeemed shares of approximately $252,200 and $435,200, respectively. Sales charges do not represent expenses of the Fund.

       On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930 which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1997. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $908,003,482 and $914,128,444, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $1,036,342,353 and $1,065,534,056, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in options for the year ended December 31, 1997 and the nine months ended September 30, 1998, were as follows:

                                                              CONTRACTS      PREMIUM
--------------------------------------------------------------------------------------
Outstanding at December 31, 1996............................       750     $  (659,624)
Options Written and Purchased (Net).........................    47,054      (2,413,147)
Options Terminated in Closing Transactions (Net)............   (29,290)      1,569,073
Options Expired (Net).......................................   (18,514)      1,503,698
                                                               -------     -----------
Outstanding at December 31, 1997............................       -0-             -0-
Options Written and Purchased (Net).........................    11,800         295,281
Options Terminated in Closing Transactions (Net)............    (4,650)       (949,156)
Options Expired (Net).......................................    (4,900)        660,650
                                                               -------     -----------
Outstanding at September 30, 1998...........................     2,250     $     6,775
                                                               =======     ===========

       The related futures contracts of the outstanding option transactions as of September 30, 1998, and the description and market value are as follows:

                                                                                  MARKET
                                                                 EXP. MONTH/      VALUE
                   DESCRIPTION                      CONTRACTS    STRIKE PRICE   OF OPTIONS
------------------------------------------------------------------------------------------
U.S. TREASURY BOND FUTURES
November 1998 -- Written Call.....................      500      Nov./132       $(492,188)
November 1998 -- Purchased Call...................      250      Nov./131         289,063
December 1998 -- Written Call.....................    1,000      Dec./136        (484,375)
December 1998 -- Purchased Calls..................      500      Dec./134         445,313
                                                    -------                     ---------
                                                      2,250                     $(242,187)
                                                    -------                     ---------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               September 30, 1998
--------------------------------------------------------------------------------

       Transactions in futures contracts for the year ended December 31, 1997 and nine months ended September 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996............................      251
Futures Opened..............................................   36,006
Futures Closed..............................................  (36,146)
Outstanding at December 31, 1997............................      111
Futures Opened..............................................   21,217
Futures Closed..............................................  (19,668)
                                                              -------
Outstanding at September 30, 1998...........................    1,660
                                                              =======

    The futures contracts outstanding at September 30, 1998, and the descriptions and unrealized appreciation/ depreciation are as follows:

                                                                             UNREALIZED
                                                                           APPRECIATION/
                        DESCRIPTION                           CONTRACTS    (DEPRECIATION)
-----------------------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures
  December 1998
  (Current notional value $131,469 per contract)............      650       $ 1,886,141
  Short Contracts -- Municipal Bond Index Futures
  December 1998
  (Current notional value $128,375 per contract)............    1,010        (1,888,496)
                                                                -----       -----------
                                                                1,660       $    (2,355)
                                                                =====       ===========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                               September 30, 1998
--------------------------------------------------------------------------------

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $1,222,100 and $1,464,900 respectively.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its net assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of
 .45% above the federal funds rate. The interest rate in effect at September 30, 1998 was 6.20%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

       The average daily balance of bank borrowings for the nine months ended September 30, 1998 was approximately $5,707,000 with an average interest rate of 5.98%. At September 30, 1998, borrowings under this agreement represented 3.7% of the Fund's net assets.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
November 5, 1998

                        VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used by prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 29

INF ANR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. However, the
United States has been relatively
unscathed by the turmoil in many
overseas markets. In fact, the U.S.                 [PHOTO]
fixed-income markets benefited as
many investors moved assets from
stocks into more conservative             DENNIS J. MCDONNELL AND DON G. POWELL
fixed-income investments. The
volatility also forced yield spreads
to widen between Treasuries and
high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

                                                             Continued on page 2

MARKET OVERVIEW
    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
    In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK
    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES

 TOTAL RETURNS
Nine-month total return based on
NAV(1)...................................     5.36%      4.74%      4.74%
Nine-month total return(2)...............     1.97%      1.74%      3.74%
One-year total return(2).................     4.38%      4.06%      6.06%
Five-year average annual total
return(2)................................     5.40%      5.34%        N/A
Life-of-Fund average annual total
return(2)................................     6.21%      6.09%      5.10%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.38%      3.87%      3.87%
Taxable equivalent distribution
rate(4)..................................     6.84%      6.05%      6.05%
SEC Yield(5).............................     3.69%      3.10%      3.06%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998, and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index* and the Lehman Brothers 10-Year Municipal Bond Index over time. These indices are broad-based, statistical composites that does not include any commissions or sales charges that would be paid by an investor purchasing the securities they represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

   Van Kampen Intermediate Term Municipal Income Fund vs. the Lehman Brothers Municipal Bond Index* and the Lehman Brothers 10-Year Municipal Bond Index (May 28, 1993 through September 30, 1998)

                         [INVESTMENT PERFORMANCE CHART]

   Fund's Total Return
   1 Year Avg. Annual    = 4.38%
   5 Year Avg. Annual    = 5.40%
   Inception Avg. Annual = 6.21%


                            Van Kampen         Lehman           Lehman
                           Intermediate       Brothers       Brothers 10-
                          Term Municipal   Municipal Bond   Year Municipal
                           Income Fund         Index          Bond Index
May-93                        9671.00         10000.00         10000.00
                              9851.00         10167.00         10197.00
                              9853.00         10180.20         10222.50
                             10136.00         10392.00         10434.10
Sep-93                       10259.00         10510.40         10562.40
                             10292.00         10530.40         10579.30
                             10223.00         10437.70         10492.60
                             10421.00         10658.00         10716.10
                             10556.00         10779.50         10847.90
                             10363.00         10500.30         10550.60
                             10002.00         10072.90         10147.60
                             10077.00         10158.50         10259.20
                             10173.00         10246.90         10341.30
                             10186.00         10184.40         10296.90
                             10333.00         10370.80         10469.80
                             10375.00         10407.10         10510.70
Sep-94                       10257.00         10254.10         10368.80
                             10075.00         10071.60         10217.40
                              9850.00          9889.30         10024.30
                             10075.00         10106.90         10204.70
                             10345.00         10395.90         10469.00
                             10626.00         10698.40         10765.30
                             10724.00         10821.50         10910.60
                             10756.00         10834.40         10923.70
                             11074.00         11180.10         11270.00
                             10996.00         11082.80         11200.10
                             11084.00         11188.10         11364.80
                             11205.00         11330.20         11519.30
Sep-95                       11294.00         11401.60         11593.00
                             11405.00         11566.90         11726.40
                             11517.00         11758.90         11883.50
                             11618.00         11871.80         11956.00
                             11697.00         11962.00         12076.80
                             11674.00         11880.70         12027.20
                             11525.00         11728.60         11878.10
                             11513.00         11695.70         11836.50
                             11547.00         11691.10         11803.40
                             11615.00         11818.50         11915.50
                             11719.00         11926.00         12029.90
                             11730.00         11923.70         12029.90
Sep-96                       11858.00         12090.60         12153.80
                             11975.00         12227.20         12307.00
                             12151.00         12451.00         12555.50
                             12115.00         12398.70         12499.00
                             12126.00         12422.20         12547.80
                             12233.00         12536.50         12665.80
                             12124.00         12369.80         12496.00
                             12196.00         12473.70         12588.50
                             12340.00         12660.80         12767.20
                             12448.00         12796.30         12907.70
                             12727.00         13150.70         13270.40
                             12665.00         13027.10         13141.70
Sep-97                       12787.00         13182.10         13308.60
                             12872.00         13266.50         13379.10
                             12933.00         13344.80         13440.70
                             13094.00         13539.60         13653.00
                             13194.00         13679.10         13804.60
                             13219.00         13683.20         13803.20
                             13270.00         13695.50         13793.50
                             13220.00         13633.90         13717.70
                             13423.00         13849.30         13950.90
                             13461.00         13903.30         14002.50
                             13487.00         13938.00         14024.90
                             13654.00         14154.10         14268.90
Sep-98                       13796.00         14331.00         14482.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Lehman Brothers Municipal Bond Index represents general municipal bond market performance and was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the Lehman Brothers 10-Year Municipal Bond Index provides a more accurate benchmark for the Fund. Therefore, the Lehman Brothers Municipal Bond Index will not be shown in future reports.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

    A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen Intermediate Term Municipal Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.


Q HOW WOULD YOU DESCRIBE CONDITIONS IN THE BOND MARKET DURING THE PAST NINE MONTHS?

A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent.
   At the end of the reporting period, the yield on AAA-rated 10-year general obligation municipal bonds was approaching the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.


Q  HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO IN LIGHT OF THESE CONDITIONS?

A The Fund performed well throughout the reporting period, so we made very few adjustments to the portfolio. Due to low interest rates, new bonds would have had lower yields than most of the bonds already in the portfolio, so we chose to hold onto our higher-yielding securities in order to help preserve the Fund's dividend. As an additional means of supporting the dividend, we purchased several nonrated, higher-yielding bonds. The health care sector offered some attractive opportunities to purchase nonrated bonds at reasonable prices.
    While we sought to boost income with lower-rated and nonrated securities, we also invested in higher-rated issues to help provide a level of stability and total return. In addition, AAA-rated bonds respond well during periods of declining interest rates, which was the case during the reporting period. As of September 30, 1998, approximately

29 percent of the portfolio was invested in nonrated bonds, while AAA-rated bonds comprised approximately 36 percent of the portfolio.
    Finally, we took advantage of several opportunities in the new issue market, purchasing bonds that came to market at a good price and selling them after their prices appreciated. This strategy was designed to bolster the Fund's total return. For additional Fund portfolio highlights, please refer to page 9.


Q  HOW DID THE FUND PERFORM AS A RESULT OF THESE STRATEGIES?

A  The Fund has been a solid performer in 1998. Its year-to-date total return is
   5.36 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 5.84 percent for the same period, and the Lehman Brothers 10-Year Municipal Bond Index, which more closely resembles the Fund, returned 6.07 percent. These broad-based indexes of municipal bonds do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.
   The Fund's tax-exempt distribution rate for Class A shares was 4.38 percent,(3) based on a monthly dividend of $0.0405 and a maximum public offering price of $11.09. For investors in the 36 percent federal income tax bracket, the Fund's taxable-equivalent distribution rate was 6.84 percent.(4) Please refer to the chart on page 3 for additional Fund performance results.


Q  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET AND FOR THE FUND?

A The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a supportive environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues should remain heavy, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.
   We will continue to manage the portfolio with an eye toward longer-term value. Our goal is to seek out higher-yielding, lower-rated or nonrated bonds and combine them with high-rated issues that we believe have the potential to outperform the market. We continue to focus on intermediate-term bonds, which offer somewhat higher yields than shorter-term securities while yielding only slightly less than long-term bonds. This approach has been effective this year, and we are confident that it will help keep the Fund competitive throughout the next six months.

[SIG]
Timothy D. Haney

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
 TOP TEN STATES AS OF SEPTEMBER 30, 1998

                         PERCENTAGE OF FUND'S
                         LONG-TERM INVESTMENTS
Illinois...............  12.0%
New York...............  11.1%
Florida................  9.1%
New Jersey.............  7.1%
Ohio...................  6.7%
Georgia................  6.7%
California.............  5.9%
Arizona................  4.6%
Massachusetts..........  4.5%
Missouri...............  4.3%

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS of September 30, 1998          As of December 31, 1997
AAA...................  35.9%     AAA..................   34.9%
AA....................   4.3%     AA...................    5.9%
A.....................   7.7%     A....................    8.1%
BBB...................  20.6%     BBB..................   17.9%
BB....................   2.9%     BB...................    4.2%
Non-Rated.............  28.6%     Non-Rated............   29.0%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

As of September 30, 1998
Health Care............   21.0%
Multi-Family Housing...   14.3%
General Purpose........   13.3%
Industrial Revenue.....   11.9%
Airport................    8.6%

AS OF DECEMBER 31, 1997
Health Care...........   18.5%
Multi-Family Housing...  16.4%
Industrial Revenue....   15.0%
General Purpose.......   13.0%
Airport...............   10.7%

 DURATION

          AS OF SEPTEMBER 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration           5.81 years                         5.81 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.5%
         ALABAMA  1.4%
$ 500    West Jefferson Cnty, AL Amusement & Pub Pk
         Auth.............................................   7.500%  12/01/08  $   539,150
                                                                               -----------
         ALASKA  0.7%
  250    Seward, AK Rev AK Sealife Cent Proj..............   7.100   10/01/05      267,435
                                                                               -----------
         ARIZONA  4.7%
  500    Maricopa Cnty, AZ Indl Dev Auth Senior Living Fac
         Rev..............................................   7.250   04/01/05      530,210
1,160    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250   07/15/10    1,297,576
                                                                               -----------
                                                                                 1,827,786
                                                                               -----------
         CALIFORNIA  6.0%
  360    California Edl Fac Auth Rev Pacific Grad
         School...........................................   6.950   11/01/07      379,077
1,000    California St (AMBAC Insd).......................   6.400   09/01/08    1,203,530
  240    Del Mar, CA Race Track Auth Rev Rfdg.............   6.000   08/15/06      258,115
  500    Stockton, CA Comnty Fac Dist Spl Tax No One Mello
         Roos Weston Ranch Ser A..........................   5.500   09/01/09      512,070
                                                                               -----------
                                                                                 2,352,792
                                                                               -----------
         COLORADO  4.4%
  330    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
         Terrace Ser A....................................   6.800   07/01/09      350,387
  174    Colorado Hsg Fin Auth Access Pgm Single Family
         Pgm Ser E........................................   8.125   12/01/24      192,995
1,000    Denver, CO City & Cnty Arpt Rev Ser A............   7.400   11/15/04    1,159,590
                                                                               -----------
                                                                                 1,702,972
                                                                               -----------
         CONNECTICUT  2.1%
  145    Mashantucket Western Pequot Tribe CT Spl Rev Ser
         A (Escrowed to Maturity), 144A -- Private
         Placement (a)....................................   6.500   09/01/06      169,050
  155    Mashantucket Western Pequot Tribe CT Spl Rev Ser
         A, 144A -- Private Placement (a).................   6.500   09/01/06      177,788
  475    New Haven, CT Indl Fac Rev Adj Govt Cent Thermal
         Energies.........................................   7.250   07/01/09      478,909
                                                                               -----------
                                                                                   825,747
                                                                               -----------
         FLORIDA  9.3%
1,000    Boca Raton, FL Cmnty Redev Agy Rfdg Mizner Pk
         Proj (b).........................................   4.375   03/01/11      999,020
1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts Ser B1
         (AMBAC Insd).....................................   6.750   08/01/14    1,270,232
  190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
         Nursing Cent Partner Rfdg........................   8.125   12/01/07      211,544
  250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg........................   8.125   07/01/06      280,868
  300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
         Rfdg.............................................   7.125   11/01/06      325,851
  535    Westchase East Cmnty Dev Dist FL Cap Impt Rev....   7.250   05/01/03      557,973
                                                                               -----------
                                                                                 3,645,488
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         GEORGIA  6.8%
$1,460   De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
         North Hill Apts Proj Rfdg (FNMA Collateralized)
         (c)..............................................   6.625%  01/01/25  $ 1,608,949
 1,000   George L Smith II GA World Congress Ctr Auth Rev
         Rfdg Domed Stadium Proj (MBIA Insd) (b)..........   6.000   07/01/04    1,051,640
                                                                               -----------
                                                                                 2,660,589
                                                                               -----------
         ILLINOIS  12.3%
   450   Bedford Park, IL Tax Increment 71st & Cicero Proj
         Rfdg.............................................   7.000   01/01/06      489,339
   500   Carol Stream, IL First Mtg Rev Windsor Pk Mnr
         Proj.............................................   6.500   12/01/07      540,935
   490   Chicago, IL Tax Increment Allocation San Drainage
         & Ship Canal A...................................   7.375   01/01/05      524,663
   545   Clay Cnty, IL Hosp Rev...........................   5.500   12/01/10      549,529
   150    Danville, IL Single Family Mtg Rev Rfdg..........   7.300   11/01/10      161,135
 1,335   Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A........................   6.500   09/01/09    1,424,325
   750   Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj
         Ser 94-A.........................................   6.250   03/01/04      801,502
   300   Peoria, IL Spl Tax Weaverridge Spl Svc Area......   7.625   02/01/08      330,750
                                                                               -----------
                                                                                 4,822,178
                                                                               -----------
         INDIANA  0.9%
   350   Indiana Hlth Fac Fing Auth Hosp Rev Rfdg Floyd
         Mem Hosp & Hlth Svcs.............................   4.800   02/15/07      359,086
                                                                               -----------
         KENTUCKY  1.4%
   500   Kenton Cnty, KY Arpt Brd Rev (MBIA Insd).........   5.900   03/01/05      550,770
                                                                               -----------
         LOUISIANA  2.0%
   240   Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev....   7.500   05/26/06      260,892
   500   Louisiana Hsg Fin Agy Rev Multi-Family Hsg
         Plantation Ser A.................................   7.200   01/01/06      505,900
                                                                               -----------
                                                                                   766,792
                                                                               -----------
         MASSACHUSETTS  4.6%
   500   Massachusetts St Hlth & Edl Fac Auth Rev Cent New
         England Hlth Sys Ser A...........................   6.125   08/01/13      523,500
   500   Massachusetts St Hlth & Edl North Adams Regl Hosp
         Ser C............................................   6.250   07/01/04      545,990
   210   Massachusetts St Indl Fin Agy East Boston
         Neighborhood Proj................................   7.250   07/01/06      222,060
   500   Massachusetts St Indl Fin Agy Rev Grtr Lynn
         Mental Hlth......................................   6.200   06/01/08      508,525
                                                                               -----------
                                                                                 1,800,075
                                                                               -----------
         MINNESOTA  2.2%
   500   Crow Fin Auth MN Tribal Purp Rev 144A -- Private
         Placement (a)....................................   5.400   10/01/07      535,305
   315   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts
         Proj.............................................   7.000   11/01/06      330,407
                                                                               -----------
                                                                                   865,712
                                                                               -----------
         MISSOURI  4.4%
 1,500   Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
         Insd)............................................   7.000   09/01/12    1,725,930
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW JERSEY  7.3%
$ 500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
         Marine Terminal A................................   7.375%  06/01/07  $   538,885
1,000    East Orange, NJ Brd Ed Ctfs Partn Cap Apprec (FSA
         Insd)............................................       *   02/01/16      446,170
  250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A.......................................   8.000   05/15/04      274,045
1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)....................   7.000   07/01/06    1,184,650
  375    New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent.........................................   7.500   07/01/06      404,070
                                                                               -----------
                                                                                 2,847,820
                                                                               -----------
         NEW YORK  11.4%
  500    New York City Ser A..............................   7.000   08/01/07      596,000
  500    New York St Dorm Auth Rev Rfdg Secd Hosp North
         Gen Hosp Ser G...................................   5.125   02/15/08      531,330
1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.200   08/15/05    1,143,990
1,000    New York St Twy Auth Svc Contract Loc Hwy &
         Brdg.............................................   5.800   04/01/00    1,030,350
1,000    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20    1,151,110
                                                                               -----------
                                                                                 4,452,780
                                                                               -----------
         OHIO  6.9%
  500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg......................   7.000   11/15/10      547,235
  250    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg....   6.375   05/15/11      277,090
1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
         Fiberglass Proj Rfdg (c).........................   6.250   06/01/04    1,071,300
  775    Sandusky County, OH Hosp Fac Rev Rfdg Mem Hosp...   5.000   01/01/06      797,971
                                                                               -----------
                                                                                 2,693,596
                                                                               -----------
         OKLAHOMA  1.4%
  520    Shawnee, OK Hosp Auth Hosp Rev Midamerica
         Hlthcare Inc Rfdg................................   5.750   10/01/03      540,498
                                                                               -----------
         PENNSYLVANIA  1.9%
  225    Erie, PA Higher Edl Bldg Auth College Rev
         Mercyhurst College Proj A Rfdg...................   5.300   03/15/03      236,315
  490    Philadelphia, PA Auth For Indl Dev Hlthcare Fac
         Rev Baptist Home of Phil Ser A...................   5.200   11/15/04      495,748
                                                                               -----------
                                                                                   732,063
                                                                               -----------
         TEXAS  3.4%
  500    Austin, TX Util Sys Rev Rfdg (AMBAC Insd)........   6.500   11/15/05      578,315
  405    Mesquite, TX Hlth Fac Dev Retirement Fac
         Christian Ser A..................................   6.100   02/15/08      436,412
  300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg Rev
         Beverly Oaks Arpt Proj Ser A.....................   7.500   02/01/10      318,564
                                                                               -----------
                                                                                 1,333,291
                                                                               -----------
         UTAH  3.9%
1,400    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser
         A-1 (FHA Gtd)....................................   7.150   07/01/12    1,518,888
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         VIRGINIA  1.4%
$ 500    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
         Fac Ser A........................................   7.450%  01/01/09  $   556,990
                                                                               -----------
         U. S. VIRGIN ISLANDS  1.7%
  600    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln Nts
         Ser C............................................   5.500   10/01/07      646,776
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  102.5%
  (Cost $36,950,751).........................................................   40,035,204
SHORT-TERM INVESTMENTS  1.8%
  (Cost $700,000)............................................................      700,000
                                                                               -----------
TOTAL INVESTMENTS  104.3%
  (Cost $37,650,751).........................................................   40,735,204
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.3%)................................   (1,674,989)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $39,060,215
                                                                                ----------

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,650,751)........................  $40,735,204
Cash........................................................      113,303
Receivables:
  Interest..................................................      569,026
  Investments Sold..........................................       10,271
  Fund Shares Sold..........................................        4,185
Other.......................................................          164
                                                              -----------
      Total Assets..........................................   41,432,153
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,026,300
  Income Distributions......................................       44,838
  Distributor and Affiliates................................       41,459
  Fund Shares Repurchased...................................       17,158
  Investment Advisory Fee...................................       15,885
Trustees' Deferred Compensation and Retirement Plans........      114,525
Accrued Expenses............................................      111,773
                                                              -----------
      Total Liabilities.....................................    2,371,938
                                                              -----------
NET ASSETS..................................................  $39,060,215
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $36,242,880
Net Unrealized Appreciation.................................    3,084,453
Accumulated Undistributed Net Investment Income.............       32,934
Accumulated Net Realized Loss...............................     (300,052)
                                                              -----------
NET ASSETS..................................................  $39,060,215
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $20,581,162 and 1,918,546 shares of
    beneficial interest issued and outstanding).............  $     10.73
    Maximum sales charge (3.25%* of offering price).........          .36
                                                              -----------
    Maximum offering price to public........................  $     11.09
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,189,684 and 1,417,778 shares of
    beneficial interest issued and outstanding).............  $     10.71
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,289,369 and 307,071 shares of
    beneficial interest issued and outstanding).............  $     10.71
                                                              ===========
*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                      Nine Months Ended       Year Ended
                                                      September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.............................................    $ 1,654,380          $ 2,041,580
                                                         -----------          -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $34,136, $119,482 and
  $22,783, respectively for the nine months ended
  September 30, 1998 and $30,399, $160,699 and
  $47,630, respectively for the year ended December
  31, 1997)..........................................        176,401              238,728
Investment Advisory Fee..............................        139,295              164,970
Accounting Services..................................         45,401               36,037
Registration.........................................         32,213               51,830
Shareholder Reports..................................         20,428               44,275
Trustees' Fees and Expenses..........................         20,105               33,533
Shareholder Services.................................         18,728               41,433
Amortization of Organizational Costs.................          4,828               11,994
Legal................................................          2,424                9,334
Custody..............................................          1,919               24,290
Other................................................          8,113               51,451
                                                         -----------          -----------
    Total Expenses...................................        469,855              707,875
    Less Expenses Reimbursed.........................            -0-               47,231
                                                         -----------          -----------
    Net Expenses.....................................        469,855              660,644
                                                         -----------          -----------
NET INVESTMENT INCOME................................    $ 1,184,525          $ 1,380,936
                                                         ===========          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments......................................    $    15,771          $   356,859
    Options..........................................         22,583                  -0-
    Futures..........................................            -0-               (9,378)
                                                         -----------          -----------
Net Realized Gain....................................         38,354              347,481
                                                         -----------          -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period..........................      2,433,733            1,782,271
    End of the Period:
      Investments....................................      3,084,453            2,433,733
                                                         -----------          -----------
Net Unrealized Appreciation During the Period........        650,720              651,462
                                                         -----------          -----------
NET REALIZED AND UNREALIZED GAIN.....................    $   689,074          $   998,943
                                                         ===========          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...........    $ 1,873,599          $ 2,379,879
                                                         ===========          ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Nine Months Ended September 30, 1998 and the
                     Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                    Nine Months Ended       Year Ended          Year Ended
                                    September 30, 1998   December 31, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............  $      1,184,525       $ 1,380,936         $ 1,413,175
Net Realized Gain..................            38,354           347,481             347,243
Net Unrealized
  Appreciation/Depreciation During
  the Period.......................           650,720           651,462            (454,405)
                                     ----------------       -----------         -----------
Change in Net Assets from
  Operations.......................         1,873,599         2,379,879           1,306,013
                                     ----------------       -----------         -----------
Distributions from Net Investment
  Income:
  Class A Shares...................          (625,738)         (560,309)           (656,307)
  Class B Shares...................          (469,656)         (628,468)           (666,673)
  Class C Shares...................           (89,521)         (186,777)           (184,281)
                                     ----------------       -----------         -----------
    Total Distributions............        (1,184,915)       (1,375,554)         (1,507,261)
                                     ----------------       -----------         -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............           688,684         1,004,325            (201,248)
                                     ----------------       -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........        13,360,043         5,579,082           4,946,191
Net Asset Value of Shares Issued
  Through Dividend Reinvestment....           800,943           883,487             972,957
Cost of Shares Repurchased.........        (8,183,923)       (9,753,115)         (9,123,506)
                                     ----------------       -----------         -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............         5,977,063        (3,290,546)         (3,204,358)
                                     ----------------       -----------         -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...........................         6,665,747        (2,286,221)         (3,405,606)
NET ASSETS:
Beginning of the Period............        32,394,468        34,680,689          38,086,295
                                     ----------------       -----------         -----------
End of the Period (Including
  accumulated undistributed net
  investment income of $32,934,
  $33,324 and $27,942,
  respectively)....................  $     39,060,215       $32,394,468         $34,680,689
                                     ================       ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                          May 28, 1993
                                                 Nine Months                                              (Commencement
                                                   Ended                 Year Ended December 31,          of Investment
                                                September 30,     ------------------------------------   Operations) to
Class A Shares                                      1998          1997      1996      1995      1994    December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................     $10.536      $10.213   $10.264   $ 9.330   $10.145        $ 9.700
                                                    -------      -------   -------   -------   -------        -------
Net Investment Income..........................        .358         .480      .455      .508      .489           .278
Net Realized and Unrealized
  Gain/Loss....................................        .199         .317     (.032)     .900     (.815)          .462
                                                    -------      -------   -------   -------   -------        -------
Total from Investment
  Operations...................................        .557         .797      .423     1.408     (.326)          .740
                                                    -------      -------   -------   -------   -------        -------
Less:
Distributions from Net
  Investment Income............................        .365         .474      .474      .474      .489           .273
Distributions from Net
  Realized Gain................................         -0-          -0-       -0-       -0-       -0-           .022
                                                    -------      -------   -------   -------   -------        -------
Total Distributions............................        .365         .474      .474      .474      .489           .295
                                                    -------      -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.......................................     $10.728      $10.536   $10.213   $10.264   $ 9.330        $10.145
                                                    =======      =======   =======   =======   =======        =======
Total Return* (a)..............................       5.36%**      8.08%     4.27%    15.31%    (3.32%)         7.75%**
Net Assets at End of the
  Period (In millions).........................     $  20.6      $  12.9   $  12.5   $  15.6   $  15.7        $  14.0
Ratio of Expenses to Average
  Net Assets*..................................       1.30%        1.52%     1.56%     1.00%      .67%           .14%
Ratio of Net Investment
  Income to Average Net
  Assets*......................................       4.61%        4.67%     4.45%     5.10%     5.07%          4.78%
Portfolio Turnover.............................         15%**        37%       45%       75%      274%            86%**
* If certain expenses had not been reimbursed Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................................         n/a        1.67%     1.74%     1.61%     1.75%          2.21%
Ratio of Net Investment
  Income to Average Net
  Assets.......................................         n/a        4.52%     4.27%     4.49%     3.99%          2.70%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                          May 28, 1993
                                                  Nine Months                                             (Commencement
                                                     Ended               Year Ended December 31,          of Investment
                                                  September 30,   ------------------------------------   Operations) to
Class B Shares                                        1998        1997      1996      1995      1994    December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................     $10.536      $10.213   $10.264   $ 9.330   $10.145        $ 9.700
                                                    -------      -------   -------   -------   -------        -------
Net Asset Value, Beginning
  of the Period................................    $ 10.526     $ 10.209   $10.263   $ 9.319   $10.137        $ 9.700
                                                   --------     --------   -------   -------   -------        -------
Net Investment Income..........................        .308         .402      .375      .430      .417           .233
Net Realized and Unrealized
  Gain/Loss....................................        .191         .317     (.027)     .916     (.818)          .460
                                                   --------     --------   -------   -------   -------        -------
Total from Investment
  Operations...................................        .499         .719      .348     1.346     (.401)          .693
                                                   --------     --------   -------   -------   -------        -------
Less:
Distributions from Net
  Investment Income............................        .311         .402      .402      .402      .417           .234
Distributions from Net
  Realized Gain................................         -0-          -0-       -0-       -0-       -0-           .022
                                                   --------     --------   -------   -------   -------        -------
Total Distributions............................        .311         .402      .402      .402      .417           .256
                                                   --------     --------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.......................................    $ 10.714     $ 10.526   $10.209   $10.263   $ 9.319        $10.137
                                                   ========     ========   =======   =======   =======        =======
Total Return* (a)..............................       4.74%**      7.23%     3.54%    14.62%    (4.04%)         7.23%**
Net Assets at End of the
  Period (In millions).........................    $   15.2     $   16.4   $  16.4   $  17.5   $  17.7        $  13.9
Ratio of Expenses to
  Average Net Assets*..........................       2.06%        2.28%     2.32%     1.75%     1.43%           .92%
Ratio of Net Investment
  Income to Average Net
  Assets*......................................       3.90%        3.91%     3.69%     4.33%     4.30%          3.95%
Portfolio Turnover.............................         15%**        37%       45%       75%      274%            86%**
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets...........................         n/a        2.42%     2.50%     2.36%     2.50%          2.98%
Ratio of Net Investment
  Income to Average Net
  Assets.......................................         n/a        3.77%     3.51%     3.72%     3.24%          1.89%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                  Nine Months                                            October 19, 1993
                                                    Ended                Year Ended December 31,         (Commencement of
                                                 September 30,    ------------------------------------   Distribution) to
Class C Shares                                       1998         1997      1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................................     $10.536      $10.213   $10.264   $ 9.330   $10.145        $ 9.700
                                                    -------      -------   -------   -------   -------        -------

Net Asset Value, Beginning of
  the Period...................................     $10.525      $10.206   $10.260   $ 9.314   $10.134        $10.250
                                                    -------      -------   -------   -------   -------        -------
Net Investment Income..........................        .308         .402      .374      .430      .419           .091
Net Realized and Unrealized
  Gain/Loss....................................        .190         .319     (.026)     .918     (.822)         (.098)
                                                    -------      -------   -------   -------   -------        -------
Total from Investment
  Operations...................................        .498         .721      .348     1.348     (.403)         (.007)
                                                    -------      -------   -------   -------   -------        -------
Less:
Distributions from Net
  Investment Income............................        .311         .402      .402      .402      .417           .087
Distributions from Net Realized
  Gain.........................................         -0-          -0-       -0-       -0-       -0-           .022
                                                    -------      -------   -------   -------   -------        -------
Total Distributions............................        .311         .402      .402      .402      .417           .109
                                                    -------      -------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.......................................     $10.712      $10.525   $10.206   $10.260   $ 9.314        $10.134
                                                    =======      =======   =======   =======   =======        =======
Total Return* (a)..............................       4.74%**      7.23%     3.54%    14.74%    (4.04%)         (.10%)**
Net Assets at End of the Period
  (In millions)................................     $   3.3      $   3.1   $   5.8   $   4.9   $   4.7        $    .3
Ratio of Expenses to Average
  Net Assets*..................................       2.06%        2.29%     2.32%     1.74%     1.43%           .97%
Ratio of Net Investment Income
  to Average
  Net Assets*..................................       3.89%        3.88%     3.70%     4.36%     4.34%          4.05%
Portfolio Turnover.............................         15%**        37%       45%       75%      274%            86%**
*If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.......................................         n/a        2.43%     2.50%     2.34%     2.46%          2.97%
Ratio of Net Investment Income
  to Average
  Net Assets...................................         n/a        3.74%     3.52%     3.75%     3.31%          2.06%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund, (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

                               September 30, 1998
--------------------------------------------------------------------------------

applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $60,000. These costs were amortized on a straight line basis over the 60 month period which ended May 27, 1998.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $300,052 which will expire between September 30, 2002 and September 30, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year at September 30, 1998.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $37,650,751; the aggregate gross unrealized appreciation is $3,084,453 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $3,084,453.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

                               September 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .500 of 1%
Over $500 million.......................................     .450 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $700 and $1,200, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $47,100 and $43,200, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $14,400 and $28,200, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               September 30, 1998
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $19,411,810, $14,023,192 and $2,807,878 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................  1,074,637    $11,350,330
  Class B.....................................    130,358      1,377,259
  Class C.....................................     59,963        632,454
                                                ---------    -----------
Total Sales...................................  1,264,958    $13,360,043
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     43,203    $   457,668
  Class B.....................................     25,218        266,756
  Class C.....................................      7,232         76,519
                                                ---------    -----------
Total Dividend Reinvestment...................     75,653    $   800,943
                                                =========    ===========
Repurchases:
  Class A.....................................   (425,765)   $(4,501,920)
  Class B.....................................   (297,555)    (3,150,507)
  Class C.....................................    (50,238)      (531,496)
                                                ---------    -----------
Total Repurchases.............................   (773,558)   $(8,183,923)
                                                =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   224,786   $ 2,319,832
  Class B.......................................   176,313     1,821,383
  Class C.......................................   141,162     1,437,867
                                                  --------   -----------
Total Sales.....................................   542,261   $ 5,579,082
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    36,275   $   374,192
  Class B.......................................    34,418       354,505
  Class C.......................................    15,094       154,790
                                                  --------   -----------
Total Dividend Reinvestment.....................    85,787   $   883,487
                                                  ========   ===========
Repurchases:
  Class A.......................................  (255,254)  $(2,615,305)
  Class B.......................................  (255,930)   (2,632,842)
  Class C.......................................  (437,360)   (4,504,968)
                                                  --------   -----------
Total Repurchases...............................  (948,544)  $(9,753,115)
                                                  ========   ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $12,027,013, $15,986,638 and
$5,542,712 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   103,746   $ 1,052,973
  Class B.......................................   139,700     1,404,638
  Class C.......................................   245,967     2,488,580
                                                  --------   -----------
Total Sales.....................................   489,413   $ 4,946,191
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    40,990   $   414,943
  Class B.......................................    38,800       392,637
  Class C.......................................    16,324       165,377
                                                  --------   -----------
Total Dividend Reinvestment.....................    96,114   $   972,957
                                                  ========   ===========
Repurchases:
  Class A.......................................  (445,139)  $(4,514,663)
  Class B.......................................  (281,671)   (2,845,685)
  Class C.......................................  (172,868)   (1,763,158)
                                                  --------   -----------
Total Repurchases...............................  (899,678)  $(9,123,506)
                                                  ========   ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $3,000 and $600, respectively and CDSC on redeemed shares of approximately $24,800 and $19,600, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $13,279,263 and $5,673,728, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from the sales of investments, excluding short-term investments were $12,443,850 and $17,294,867, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.
A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or

                               September 30, 1998
--------------------------------------------------------------------------------

made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at December 31, 1996.......................             0
Futures Opened.........................................             6
Futures Closed.........................................            (6)
                                                                   --
Outstanding at December 31, 1997.......................             0
                                                                   ==

    There were no transactions in futures contracts for the nine months ended September 30, 1998.

B. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the nine months ended September 30, 1998, were as follows:

                                                   CONTRACTS         PREMIUM
-----------------------------------------------------------------------------
Outstanding at December 31, 1997..........            -0-            $    -0-
Options Written and Purchased (Net).......            100              24,193
Options Terminated in Closing Transactions
  (Net)...................................           (100)            (24,193)
                                                     ----            --------
Outstanding at September 30, 1998.........            -0-            $    -0-
                                                     ====            ========

    There were no transactions in options for the year ended December 31, 1997.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $98,700 and $152,700, respectively.

                               September 30, 1998
--------------------------------------------------------------------------------

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Intermediate Term Municipal Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
November 5, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
 Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1998 All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 29

FLI ANR 11/98

                             LETTER TO SHAREHOLDERS

October 22, 1998

Dear Shareholder,

    These continue to be dramatic and
highly unusual times for global
financial markets. However, the
United States has been relatively
unscathed by the turmoil in many
overseas markets. In fact, the U.S.
fixed-income markets benefited as                       [PHOTO]
many investors moved assets from
stocks into more conservative
fixed-income investments. The             DENNIS J. MCDONNELL AND DON G. POWELL
volatility also forced yield spreads
to widen between Treasuries and
high-yield securities, corporate bonds, and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

                                                             Continued on page 2

MARKET OVERVIEW
    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
    In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK
    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

                                        A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Nine-month total return based on
  NAV(1)..............................    6.26%      5.74%       5.60%
Nine-month total return(2)............    1.18%      1.74%       4.60%
One-year total return(2)..............    4.30%      4.70%       7.61%
Life-of-Fund average annual total
  return(2)...........................    6.79%      6.98%       7.28%
Commencement date.....................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD
Distribution rate(3)..................    4.63%      4.14%       4.14%
Taxable equivalent distribution
  rate(4).............................    7.23%      6.47%       6.47%
SEC Yield(5)..........................    4.19%      3.63%       3.64%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 2.45%, 1.77% and 1.80% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998, and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

   Van Kampen Florida Insured Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (July 29, 1994 through September 30, 1998) INVESTMENT PERFORMANCE CHART

                                  Van Kampen Florida
                                   Insured Tax Free      Lehman Brothers
                                     Income Fund       Municipal Bond Index
Jul-94                                  9527.00              10000.00
                                        9635.00              10035.00

Sep-94                                  9519.00               9887.49
                                        9289.00               9711.49
                                        9010.00               9535.71
                                        9387.00               9745.50
                                        9718.00              10024.20
                                        9982.00              10315.90

Mar-95                                 10021.00              10434.50
                                        9998.00              10447.10
                                       10280.00              10780.30
                                       10145.00              10686.50
                                       10233.00              10788.10
                                       10350.00              10925.10

Sep-95                                 10418.00              10993.90
                                       10565.00              11153.30
                                       10797.00              11338.50
                                       10916.00              11447.30
                                       10998.00              11534.30
                                       10930.00              11455.90

Mar-96                                 10658.00              11309.20
                                       10625.00              11277.60
                                       10628.00              11273.10
                                       10749.00              11395.90
                                       10921.00              11499.60
                                       10903.00              11497.40

Sep-96                                 11092.00              11658.30
                                       11230.00              11790.00
                                       11451.00              12005.80
                                       11394.00              11955.40
                                       11359.00              11978.10
                                       11461.00              12088.30

Mar-97                                 11335.00              11927.50
                                       11423.00              12027.70
                                       11611.00              12208.10
                                       11715.00              12338.80
                                       12060.00              12680.50
                                       11908.00              12561.30

Sep-97                                 12021.00              12710.80
                                       12111.00              12792.20
                                       12178.00              12867.60
                                       12388.00              13055.50
                                       12503.00              13190.00
                                       12499.00              13193.90

Mar-98                                 12510.00              13205.80
                                       12433.00              13146.40
                                       12655.00              13354.10
                                       12708.00              13406.20
                                       12744.00              13439.70
                                       12969.00              13648.00

Sep-98                                 13162.00              13819.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Florida Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Thomas M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997 to September 30, 1998.

   Q  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE PAST NINE MONTHS?

   A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent as Treasuries.
    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.
    Florida's economic climate continued to be favorable. The state ended its fiscal year on June 30, 1998, with a budget surplus and reserve balances of more than $1 billion. Florida's credit profile portrayed strong and stable credit characteristics, reflecting solid employment growth, low unemployment, and a strong financial position. Demand for Florida municipal bonds kept pace with the state's increasing supply, as Florida's large retiree population tended to favor more conservative investments such as insured bond issues, which made up a large percentage of the state's supply.

   Q  HOW DID THESE CONDITIONS AFFECT THE WAY YOU MANAGED THE FUND?

   A The heavy supply of municipal bonds in Florida benefited the Fund, because there were plenty of quality bond issues from which to choose. Insured bond issuance accounted for about 76 percent of the state's supply through 1998's second quarter. This helped us in our efforts to keep the portfolio widely varied.
    During the period, we held onto many of our current holdings to maintain yield in a climate of low interest rates. Although we would like to increase our exposure somewhat to lower-rated, higher-yielding securities within the investment-grade category, this was generally not prudent during most of the reporting period, given the narrow credit spreads and the yield characteristics of existing holdings in the Fund. With such narrow credit spreads, there is typically less incentive to take on the extra credit risk associated with higher-yielding bond issues.

   Q HAVE YOU MADE ANY SIGNIFICANT SHIFTS IN THE PORTFOLIO DURING THE LAST NINE MONTHS?

   A Early in the reporting period we moved into higher-yielding, BBB-rated Florida bonds that have been carefully evaluated by our research analysts. We increased our share of BBB-rated bonds from 6 to 9 percent while decreasing our share of insured AAA-rated bonds. In addition to increasing the Fund's yield, adding BBB-rated bonds should help to provide some price stability during a down market.
    We continue to hold a diverse collection of bonds. At the end of the reporting period the Fund held municipal bonds from 16 different industry sectors. As we increase our exposure to higher-yielding bonds, we feel that this higher level of variety can help provide a buffer from unexpected adverse economic developments that might arise.
    Of course, more than 80 percent of the Fund's portfolio is invested in securities rated AAA, the highest possible credit rating. As of September 30, 1998, the Fund's largest portfolio allocation was public education, representing
13.5 percent of the Fund's total assets. Health care bonds held the second-largest place in the Fund at 13.3 percent, while water and sewer bonds were third at 10.2 percent. For additional Fund portfolio highlights, please refer to page 10.

   Q  HOW WELL DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund performed well. For the reporting period, it achieved a year-to-date total return through September 30, 1998 of 6.26 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers
Municipal Bond Index returned 5.84 percent during the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents.
    The Fund's dividend was unchanged, and its distribution rate was 4.63 percent(3) as of September 30, 1998. The taxable-equivalent distribution rate for an investor in the 36 percent federal income tax bracket would be 7.23 percent.(4) Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

   A The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a favorable environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain strong, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.

[SIG]                                             [SIG]
Thomas M. Byron                                   Peter W. Hegel
Portfolio Manager                                 Chief Investment Officer
                                                  Fixed Income Investments





                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                   PIE CHART

                                   PIE CHART

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998
Public Education.......   13.5%
Health Care............   13.3%
Water and Sewer........   10.2%
Higher Education.......    9.8%
Single-Family Housing...   8.1%

AS OF DECEMBER 31, 1997
Public Education.......  20.1%
Health Care............  19.6%
Water and Sewer........  10.0%
Single-Family
  Housing..............   9.2%
Higher Education.......   8.0%

 DURATION

          AS OF SEPTEMBER 30, 1998(1)       AS OF DECEMBER 31, 1997(1)
Duration           8.56 years                       8.75 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         FLORIDA  102.8%
$1,500   Alachua Cnty, FL Sch Brd Ctfs Partn (AMBAC
         Insd)............................................   5.000%  07/01/18  $ 1,525,965
 1,000   Boca Raton, FL Cmnty Redev Agy Mizner Park Proj
         Rfdg (FSA Insd) (a)..............................   4.500   03/01/12    1,000,380
 1,805   Boca Raton, FL Cmnty Redev Agy Mizner Park Proj
         Rfdg (FSA Insd) (a)..............................   4.625   03/01/14    1,802,960
   465   Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.650   09/01/21      501,972
   650   Brevard Cnty, FL Sales Tax Rev (MBIA Insd).......   5.750   12/01/13      713,148
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
         Insd) (b)........................................   5.400   07/01/12    1,105,020
   445   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.100   10/01/19      477,845
   670   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.200   04/01/30      719,205
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd)................................   6.500   08/15/12      551,770
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA Insd).....   5.600   10/01/26    1,079,040
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
         B (MBIA Insd)....................................   5.750   04/01/20    1,094,310
   980   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd) (Prerefunded @ 05/01/04)...................   5.750   05/01/08    1,082,488
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd) (Prerefunded @ 05/01/04)...................   6.000   05/01/14      558,525
 1,000   Dade Cnty, FL Seaport Rfdg (MBIA Insd)...........   5.125   10/01/21    1,014,070
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)......   5.375   10/01/16      802,755
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd)............................................   5.750   11/15/10      974,691
   400   Florida Hsg Fin Agy Hsg Reserves at Kanapaha Ser
         G (AMBAC Insd)...................................   5.600   07/01/27      418,384
 2,500   Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA
         Insd)............................................   5.600   06/01/20    2,659,025
 1,750   Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625   07/01/19    1,890,262
 1,750   Florida St Division Bond Fin Dept Genl Svcs Rev
         (AMBAC Insd).....................................   5.000   07/01/12    1,826,072
 1,500   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
         Rfdg.............................................   5.750   04/01/18    1,566,720
   500   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375   10/01/13      549,320
   750   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250   12/01/34      838,050
 1,300   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   5.700   10/01/15    1,428,076
 1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   6.100   10/01/18    1,122,340
 1,000   Jacksonville, FL Elec Auth Rev Saint John's Pwr-2
         Ser 7 Rfdg (MBIA Insd) (b).......................   5.500   10/01/14    1,052,320
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL Proj
         (AMBAC Insd).....................................   6.350   08/01/25    1,136,150

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,250   Jupiter Islands, FL Util Sys Rev South Martin Reg
         Util (MBIA Insd).................................   5.000%  10/01/28  $ 2,267,190
   925   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         Multi-Cnty Pgm Ser A (GNMA Collateralized).......   7.450   09/01/27    1,057,090
   960   Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
         Collateralized) (b)..............................   6.875   11/01/26    1,083,254
   835   Martin Cnty, FL Consolidated Util Sys Rev (FGIC
         Insd)............................................   5.750   10/01/08      924,520
    55   Martin Cnty, FL Consolidated Util Sys Rev
         (Prerefunded @ 10/01/04) (FGIC Insd).............   5.750   10/01/08       61,538
   750   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875   12/15/25      883,958
   545   Melbourne, FL Arpt Rev Rfdg (MBIA Insd)..........   6.250   10/01/18      623,387
   500   Miramar, FL Wastewater Impt Assmt Rev (FGIC
         Insd)............................................   6.750   10/01/25      582,055
 1,000   Naples, FL Hosp Rev Naples Cmnty Hosp Inc Rfdg
         (MBIA Insd)......................................   5.500   10/01/26    1,055,500
 1,250   North Broward, FL Hosp Dist Rev Rfdg & Impt (MBIA
         Insd)............................................   5.375   01/15/24    1,300,013
   775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized) (b)....................   6.550   10/01/21      835,179
   900   Orange Cnty, FL Tourist Dev Tax Rev Ser B
         (Prerefunded @ 10/01/02) (AMBAC Insd)............   6.500   10/01/19    1,008,864
 1,000   Orlando & Orange Cnty Expressway Auth FL
         Expressway Rev (FGIC Insd).......................   5.000   07/01/21    1,007,440
   750   Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
         Delray South Proj Rfdg...........................   5.500   10/01/11      761,858
 1,550   Palm Beach Cnty, FL Hlth Fac Auth Rev Retirement
         Cmnty............................................   5.625   11/15/20    1,641,931
   450   Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford
         Proj Rfdg........................................   5.500   10/01/15      456,075
   750   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/04) (AMBAC Insd)............   6.375   08/01/15      855,578
 1,000   Polk Cnty, FL Indl Dev Auth Tampa Elec Co Proj...   5.850   12/01/30    1,087,670
   500   Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd) (a)........................................   5.000   10/01/16      504,655
   500   Reedy Creek Impt Dist FL Ser A (MBIA Insd) (a)...   5.250   06/01/15      528,105
 1,000   Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28    1,100,880
   750   Sarasota Cnty, FL Util Sys Rev (Prerefunded @
         10/01/04) (FGIC Insd)............................   6.500   10/01/14      869,085
   500   Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd).......   5.000   10/01/28      515,045
   600   Tampa, FL Sports Auth Rev (AMBAC Insd)...........   5.000   10/01/28      601,938
 1,000   Volusia Cnty, FL Edl Fac Auth Rev Stetson Univ
         Proj Ser A (MBIA Insd)...........................   5.500   06/01/26    1,066,730
   500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
         Hlth Rfdg & Impt (AMBAC Insd)....................   5.750   11/15/13      550,485
 1,000   Volusia Cnty, FL Hlth Fac Auth Rev John Knox Hlth
         Care Rfdg (Asset Gty Insd).......................   6.000   06/01/17    1,090,400
                                                                               -----------
                                                                                53,811,286
                                                                               -----------

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         PUERTO RICO  2.7%
$ 670    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.625%  07/01/12  $   737,978
  650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      697,028
                                                                               -----------
                                                                                 1,435,006
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  105.5%
  (Cost $50,655,943).........................................................   55,246,292
                                                                               -----------
SHORT-TERM INVESTMENTS  0.2%
  (Cost $100,000)............................................................      100,000
                                                                               -----------
TOTAL INVESTMENTS  105.7%
  (Cost $50,755,943).........................................................   55,346,292
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.7%)................................   (2,995,531)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $52,350,761
                                                                                ----------

(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC-- AMBAC Indemnity Corporation
FGIC-- Financial Guaranty Insurance Company
FSA-- Financial Security Assurance Inc.
MBIA-- Municipal Bond Investors Assurance Corp.
Asset Gty-- Asset Guaranty Insurance Company

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $50,755,943)........................  $55,346,292
Cash........................................................      125,868
Receivables:
  Investments Sold..........................................    1,044,837
  Interest..................................................      991,891
  Fund Shares Sold..........................................       46,339
Unamortized Organizational Costs............................       11,532
Other.......................................................          124
                                                              -----------
      Total Assets..........................................   57,566,883
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,806,234
  Fund Shares Repurchased...................................      109,550
  Income Distributions......................................      106,609
  Distributor and Affiliates................................       80,481
Trustees' Deferred Compensation and Retirement Plans........       80,038
Accrued Expenses............................................       33,210
                                                              -----------
      Total Liabilities.....................................    5,216,122
                                                              -----------
NET ASSETS..................................................  $52,350,761
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $48,101,270
Net Unrealized Appreciation.................................    4,590,349
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (58,071)
Accumulated Net Realized Loss...............................     (282,787)
                                                              -----------
NET ASSETS..................................................  $52,350,761
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $27,113,986 and 1,703,029 shares of
      beneficial interest issued and outstanding)...........  $     15.92
    Maximum sales charge (4.75%* of offering price).........          .79
                                                              -----------
    Maximum offering price to public........................  $     16.71
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $23,614,356 and 1,482,836 shares of
      beneficial interest issued and outstanding)...........  $     15.93
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,622,419 and
      101,774 shares of beneficial interest issued and
      outstanding)..........................................  $     15.94
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1998
                      and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                           Nine Months Ended       Year Ended
                                                           September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest...............................................       $  2,048,317         $ 2,523,156
                                                              ------------         -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $49,218, $170,192 and $9,173,
  respectively, for the nine months ended 9/30/98 and
  $59,871, $201,488 and $6,432, respectively, for the
  year ended 12/31/97).................................            228,583             267,791
Investment Advisory Fee................................            188,173             223,516
Shareholder Reports....................................             50,357              40,584
Registration and Filing Fees...........................             19,687              35,205
Shareholder Services...................................             19,093              19,910
Trustees' Fees and Expenses............................             18,888               5,729
Custody................................................             12,604              71,138
Legal..................................................              3,006               9,125
Other..................................................             82,881              58,605
                                                              ------------         -----------
  Total Expenses.......................................            623,272             731,603
  Less Fees Waived and Expenses Reimbursed ($188,173
    and $75,838, respectively, for the nine months
    ended 9/30/98 and $223,516 and $88,936,
    respectively, for the year ended 12/31/97).........            264,011             312,452
                                                              ------------         -----------
    Net Expenses.......................................            359,261             419,151
                                                              ------------         -----------
NET INVESTMENT INCOME..................................       $  1,689,056         $ 2,104,005
                                                              ============         ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments..........................................       $    305,575         $  (229,913)
  Futures..............................................              5,036            (363,485)
                                                              ------------         -----------
Net Realized Gain/Loss.................................            310,611            (593,398)
                                                              ------------         -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..............................          3,637,769           1,459,008
                                                              ------------         -----------
  End of the Period:
  Investments..........................................          4,590,349           3,647,942
  Futures..............................................                -0-             (10,173)
                                                              ------------         -----------
                                                                 4,590,349           3,637,769
                                                              ------------         -----------
Net Unrealized Appreciation During the Period..........            952,580           2,178,761
                                                              ------------         -----------
NET REALIZED AND UNREALIZED GAIN.......................       $  1,263,191         $ 1,585,363
                                                              ============         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.............       $  2,952,247         $ 3,689,368
                                                              ============         ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Nine Months Ended September 30, 1998
                 and the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                            Nine Months Ended       Year Ended          Year Ended
                                            September 30, 1998   December 31, 1997   December 31, 1996
------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................       $  1,689,056         $ 2,104,005         $ 1,687,363
Net Realized Gain/Loss..................            310,611            (593,398)            287,514
Net Unrealized Appreciation/Depreciation
  During the Period.....................            952,580           2,178,761            (547,665)
                                               ------------         -----------         -----------
Change in Net Assets from Operations....          2,952,247           3,689,368           1,427,212
                                               ------------         -----------         -----------
Distributions from Net Investment
  Income................................         (1,689,056)         (2,104,005)         (1,654,415)
Distributions in Excess of Net
  Investment Income.....................            (53,515)            (24,977)                -0-
                                               ------------         -----------         -----------
Distributions from and in Excess of Net
  Investment Income*....................         (1,742,571)         (2,128,982)         (1,654,415)
                                               ------------         -----------         -----------
Distributions from Net Realized Gain:
  Class A Shares........................                -0-             (14,898)                -0-
  Class B Shares........................                -0-             (12,813)                -0-
  Class C Shares........................                -0-                (397)                -0-
                                               ------------         -----------         -----------
                                                        -0-             (28,108)                -0-
                                               ------------         -----------         -----------
Total Distributions.....................         (1,742,571)         (2,157,090)         (1,654,415)
                                               ------------         -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................          1,209,676           1,532,278            (227,203)
                                               ------------         -----------         -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold...............         11,498,972          15,913,603          16,047,069
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................            804,084             999,451             701,942
Cost of Shares Repurchased..............        (14,206,014)         (7,278,428)         (8,255,409)
                                               ------------         -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..........................         (1,902,958)          9,634,626           8,493,602
                                               ------------         -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...           (693,282)         11,166,904           8,266,399
NET ASSETS:
Beginning of the Period.................         53,044,043          41,877,139          33,610,740
                                               ------------         -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $(58,071), $(4,556) and $20,971,
  respectively).........................       $ 52,350,761         $53,044,043         $41,877,139
                                               ============         ===========         ===========

                                            Nine Months Ended       Year Ended          Year Ended
        *Distributions by Class             September 30, 1998   December 31, 1997   December 31, 1996
------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares........................       $  (981,519)         $(1,223,114)        $  (868,212)
  Class B Shares........................          (722,360)            (878,013)           (768,924)
  Class C Shares........................           (38,692)             (27,855)            (17,279)
                                               -----------          -----------         -----------
                                               $(1,742,571)         $(2,128,982)        $(1,654,415)
                                               ===========          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                       Nine Months                                   of Investment
                                          Ended         Year Ended December 31,      Operations) to
                                      September 30,   ----------------------------    December 31,
Class A Shares                            1998         1997       1996      1995          1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................      $15.550      $15.060   $ 15.203   $13.796      $14.300
                                         -------      -------   --------   -------      -------
  Net Investment Income............         .564         .766       .784      .789         .291
  Net Realized and Unrealized
    Gain/Loss......................         .388         .508      (.153)    1.416        (.507)
                                         -------      -------   --------   -------      -------
Total from Investment Operations...         .952        1.274       .631     2.205        (.216)
                                         -------      -------   --------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......         .581         .774       .774      .798         .288
  Distributions from Net Realized
    Gain...........................          -0-         .010        -0-       -0-          -0-
                                         -------      -------   --------   -------      -------
Total Distributions................         .581         .784       .774      .798         .288
                                         -------      -------   --------   -------      -------
Net Asset Value, End of the
  Period...........................      $15.921      $15.550   $ 15.060   $15.203      $13.796
                                         =======      =======   ========   =======      =======
Total Return* (a)..................        6.26%**      8.72%      4.37%    16.29%       (1.47%)**
Net Assets at End of the Period (In
  millions)........................      $  27.1      $  29.3   $   22.2   $  16.2      $   9.0
Ratio of Expenses to Average Net
  Assets*..........................         .60%         .59%       .28%      .44%         .49%
Ratio of Net Investment Income to
  Average Net Assets*..............        4.85%        5.05%      5.31%     5.33%        5.13%
Portfolio Turnover.................          50%**        48%        73%       41%          19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................        1.30%        1.29%      1.47%     1.70%        1.99%
Ratio of Net Investment Income to
  Average Net Assets...............        4.15%        4.35%      4.13%     4.07%        3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                        Nine Months                                  of Investment
                                           Ended         Year Ended December 31,     Operations) to
                                       September 30,   ---------------------------    December 31,
Class B Shares                             1998         1997      1996      1995          1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................       $15.554      $15.064   $15.201   $13.792      $14.300
                                          -------      -------   -------   -------      -------
  Net Investment Income............          .478         .650      .677      .685         .251
  Net Realized and Unrealized
    Gain/Loss......................          .388         .510     (.154)    1.415        (.509)
                                          -------      -------   -------   -------      -------
Total from Investment Operations...          .866        1.160      .523     2.100        (.258)
                                          -------      -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......          .495         .660      .660      .691         .250
  Distributions from Net Realized
    Gain...........................           -0-         .010       -0-       -0-          -0-
                                          -------      -------   -------   -------      -------
Total Distributions................          .495         .670      .660      .691         .250
                                          -------      -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................       $15.925      $15.554   $15.064   $15.201      $13.792
                                          =======      =======   =======   =======      =======
Total Return* (a)..................         5.74%**      7.91%     3.58%    15.53%       (1.81%)**
Net Assets at End of the Period (In
  millions)........................       $  23.6      $  22.5   $  18.9   $  16.9      $  10.9
Ratio of Expenses to Average Net
  Assets*..........................         1.35%        1.33%     1.03%     1.12%        1.26%
Ratio of Net Investment Income to
  Average Net Assets*..............         4.09%        4.30%     4.56%     4.66%        4.31%
Portfolio Turnover.................           50%**        48%       73%       41%          19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................         2.05%        2.03%     2.22%     2.38%        2.75%
Ratio of Net Investment Income to
  Average Net Assets...............         3.39%        3.60%     3.38%     3.40%        2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                      Nine Months                                    of Investment
                                         Ended          Year Ended December 31,      Operations) to
                                     September 30,   -----------------------------    December 31,
Class C Shares                           1998          1997       1996      1995          1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................      $ 15.581     $ 15.081   $ 15.213   $13.786      $14.300
                                        --------     --------   --------   -------      -------
  Net Investment Income...........          .483         .666       .668      .690         .249
  Net Realized and Unrealized
    Gain/Loss.....................          .372         .504      (.140)    1.428        (.513)
                                        --------     --------   --------   -------      -------
Total from Investment
  Operations......................          .855        1.170       .528     2.118        (.264)
                                        --------     --------   --------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income......          .495         .660       .660      .691         .250
  Distribution from Net Realized
    Gain..........................           -0-         .010        -0-       -0-          -0-
                                        --------     --------   --------   -------      -------
Total Distributions...............          .495         .670       .660      .691         .250
                                        --------     --------   --------   -------      -------
Net Asset Value, End of the
  Period..........................      $ 15.941     $ 15.581   $ 15.081   $15.213      $13.786
                                        ========     ========   ========   =======      =======
Total Return* (a).................         5.60%**      7.97%      3.65%    15.61%       (1.81%)**
Net Assets at End of the Period
  (In thousands)..................      $1,622.4     $1,195.1   $  849.2   $ 461.8      $  11.4
Ratio of Expenses to Average Net
  Assets*.........................         1.32%        1.37%      1.03%     1.13%        1.26%
Ratio of Net Investment Income to
  Average Net Assets*.............         4.08%        4.38%      4.56%     4.51%        4.28%
Portfolio Turnover................           50%**        48%        73%       41%          19%**
* If certain expenses had not been
  assumed by Van Kampen, total
  return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets..........................         2.03%        2.06%      2.22%     2.39%        2.74%
Ratio of Net Investment Income to
  Average Net Assets..............         3.38%        3.68%      3.38%     3.25%        2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September
30. As a result, this financial report reflects the nine month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the

                               September 30, 1998
--------------------------------------------------------------------------------

expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $70,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $282,787 which will expire on September 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At September 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $50,755,943, the aggregate gross unrealized appreciation is $4,590,349 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $4,590,349.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. For the nine months ended September 30, 1998, 100% of the income distributions made

                               September 30, 1998
--------------------------------------------------------------------------------

by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................      .500 of 1%
Over $500 million.......................................      .450 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $1,000 and $1,800, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $42,200 and $27,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $11,600 and $11,400, respectively. All of these expenses were assumed by Van Kampen. Beginning in 1998, transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and
C.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $24,924,266, $21,619,168 and $1,557,836 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES             VALUE
----------------------------------------------------------------------------
Sales:
  Class A...............................        352,234         $  5,494,787
  Class B...............................        320,092            4,997,538
  Class C...............................         64,525            1,006,647
                                               --------         ------------
Total Sales.............................        736,851         $ 11,498,972
                                               ========         ============
Dividend Reinvestment:
  Class A...............................         30,117         $    469,824
  Class B...............................         19,918              310,753
  Class C...............................          1,504               23,507
                                               --------         ------------
Total Dividend Reinvestment.............         51,539         $    804,084
                                               ========         ============
Repurchases:
  Class A...............................       (566,619)        $ (8,834,774)
  Class B...............................       (303,798)          (4,731,240)
  Class C...............................        (40,958)            (640,000)
                                               --------         ------------
Total Repurchases.......................       (911,375)        $(14,206,014)
                                               ========         ============

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    609,339    $ 9,274,646
  Class B.....................................    384,943      5,831,452
  Class C.....................................     52,399        807,505
                                                ---------    -----------
Total Sales...................................  1,046,681    $15,913,603
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     39,223    $   594,339
  Class B.....................................     25,536        387,076
  Class C.....................................      1,188         18,036
                                                ---------    -----------
Total Dividend Reinvestment...................     65,947    $   999,451
                                                =========    ===========
Repurchases:
  Class A.....................................   (232,349)   $(3,502,983)
  Class B.....................................   (216,650)    (3,274,422)
  Class C.....................................    (33,195)      (501,023)
                                                ---------    -----------
Total Repurchases.............................   (482,194)   $(7,278,428)
                                                =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $21,428,427, $18,098,011 and
$843,164 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    662,550    $ 9,888,850
  Class B.....................................    371,733      5,505,878
  Class C.....................................     43,663        652,341
                                                ---------    -----------
Total Sales...................................  1,077,946    $16,047,069
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     24,754    $   367,510
  Class B.....................................     21,677        321,647
  Class C.....................................        858         12,785
                                                ---------    -----------
Total Dividend Reinvestment...................     47,289    $   701,942
                                                =========    ===========
Repurchases:
  Class A.....................................   (282,145)   $(4,206,188)
  Class B.....................................   (255,198)    (3,772,557)
  Class C.....................................    (18,569)      (276,664)
                                                ---------    -----------
Total Repurchases.............................   (555,912)   $(8,255,409)
                                                =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on

                               September 30, 1998
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE
             YEAR OF REDEMPTION                   CLASS B              CLASS C
------------------------------------------------------------------------------
First.......................................        4.00%                 1.00%
Second......................................        3.75%                 None
Third.......................................        3.50%                 None
Fourth......................................        2.50%                 None
Fifth.......................................        1.50%                 None
Sixth.......................................        1.00%                 None
Seventh and Thereafter......................         None                 None

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $16,900 and $15,100, respectively and CDSC on redeemed shares of approximately $54,100 and $68,700, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $25,816,471 and $26,705,963, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $35,250,549 and $21,272,934, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

                               September 30, 1998
--------------------------------------------------------------------------------

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 1997, and for the nine months ended September 30, 1998, were as follows.

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1996...........................          -0-
Futures Opened.............................................          285
Futures Closed.............................................         (279)
                                                                    ----
Outstanding at December 31, 1997...........................            6
Futures Opened.............................................          104
Futures Closed.............................................         (110)
                                                                    ----
Outstanding at September 30, 1998..........................          -0-
                                                                    ----

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $135,200 and $156,100, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to

                               September 30, 1998
--------------------------------------------------------------------------------

continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Insured Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
November 6, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* -- Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 28

NYTF ANR 11/98

                             LETTER TO SHAREHOLDERS



October 22, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. However, the United
States has been relatively unscathed by
the turmoil in many overseas markets.
In fact, the U.S. fixed-income markets
benefited as many investors moved                        [PHOTO]
assets from stocks into more
conservative fixed-income investments.
The volatility also forced yield
spreads to widen between Treasuries and    DENNIS J. MCDONNELL AND DON G. POWELL
high-yield securities, corporate bonds,
and mortgage-backed securities.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals. As we explain elsewhere in this letter, the U.S. economy remains among the healthiest in the world, and Federal Reserve policymakers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC OVERVIEW
    Growth in the U.S. economy moderated during the reporting period as fallout from the global financial crisis finally began to hit home. Weak demand for American goods in Asia and Latin America caused the U.S. trade deficit to hit a record $56.5 billion during the second quarter, undermining corporate profits. Weak earnings, in turn, caused job growth to slow and unemployment to increase modestly from the 28-year low set earlier this year. Manufacturing activity fell in September for the fourth consecutive month.
    Psychological factors played a role in the deceleration of U.S. economic growth. In a recent speech, Federal Reserve Chairman Alan Greenspan noted that Americans suddenly have acquired a strong aversion to risk that had been notably absent in recent years. This risk-averse attitude manifested itself in slower retail sales growth and a mild drop in housing activity. Also, the clear preference among investors for safety and liquidity caused interest rates on lower-quality debt to balloon, leading to fears of a credit crunch for U.S. businesses. Such concerns were at least partially responsible for the Fed's decision to cut short-term interest rates by 0.25 percent on September 29 and again on October 15.
    Despite the slowdown, we believe that the American economy remains fundamentally sound. Inflation at the consumer level increased by just 1.3 percent during the nine months through September, while wholesale prices actually fell during the same period.

MARKET OVERVIEW
    The deepening global economic crisis helped unleash a furious flight to quality in the domestic fixed-income market. As the reporting period ended, the yield on long-term

                                                            Continued on page  2

Treasury bonds had fallen below 5 percent for the first time since 1977. Total returns in the U.S. bond market were uneven, however, as investors displayed a preference for quality amid the raging global economic storm.
    In the tax-exempt market, the supply of municipal bonds surged as municipalities rushed to take advantage of lower interest rates. Through the first nine months of the year, municipal bond issuance was on pace to eclipse the previous record of $293 billion, set in 1993. During the nine months through September, the Bond Buyer Municipal Index gained 3.18 percent, with strength concentrated among longer-term, higher-quality issues. As a result of the uneven drop in rates, yields on long-term tax-exempt bonds climbed to roughly 95 percent of those for similarly dated Treasury bonds, the most attractive relative valuation since 1986. The 5.09 percent yield on the Bond Buyer municipal index at the end of the reporting period was equivalent to a 7.95 percent taxable yield for an investor in the 36 percent federal income tax bracket.

OUTLOOK
    We expect that global economic fundamentals will remain favorable for domestic fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. Additionally, the recent deceleration in U.S. economic growth is likely to lead to somewhat higher unemployment in coming months. However, while the possibility of a recession can no longer be ruled out, we believe that the U.S. economy will grow at a moderate pace into next year.
    The Federal Reserve has already begun to loosen monetary policy, and we expect that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild increase in long-term interest rates is possible. Also, a weakening dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit quality will remain under intense scrutiny, especially given the risk-averse mindset of global investors and the advanced stage of the domestic business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[sig]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.



[sig]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1998

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

 TOTAL RETURNS

                                                 A SHARES   B SHARES   C SHARES
Nine-month total return based on NAV(1)......
           ..................................       7.11%      6.58%      6.51%
Nine-month total return(2)...................       2.06%      2.58%      5.51%
One-year total return based on NAV(1)........      10.68%      9.93%      9.86%
One-year total return(2).....................       5.42%      5.93%      8.86%
Life-of-Fund average annual total return(2)..       7.55%      7.74%      8.00%
Commencement date............................    07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).........................       4.69%      4.26%      4.26%
Taxable equivalent distribution rate(4)......       7.87%      7.15%      7.15%
SEC Yield(5).................................       4.71%      4.19%      4.20%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1998. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 2.88%, 2.29%, and 2.29% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the 9-month transition period commencing on January 1, 1998 and ending on September 30, 1998.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen New York Tax Free Income Fund vs. the Lehman Brothers Municipal Bond Index (July 29, 1994 through September 30, 1998)

   Investment Performance Chart

                                    [GRAPH]


                                   Van Kampen Tax      Lehman Brothers
                                  Free Income Fund   Municipal Bond Index
Jul 1994                               9527.00             10000.00
                                       9662.00             10035.00
Sep 1994                               9422.00              9887.50
                                       9207.00              9711.50
                                       8971.00              9535.70
                                       9248.00              9745.50
                                       9541.00             10024.20
                                       9889.00             10315.90
Mar 1995                               9958.00             10434.60
                                       9944.00             10447.10
                                      10207.00             10780.30
                                      10046.00             10686.60
                                      10123.00             10788.10
                                      10228.00             10925.10
Sep 1995                              10320.00             10993.90
                                      10490.00             11153.30
                                      10717.00             11338.50
                                      10850.00             11447.30
                                      10898.00             11534.30
                                      10816.00             11455.90
Mar 1996                              10624.00             11309.20
                                      10578.00             11277.60
                                      10620.00             11273.10
                                      10735.00             11395.90
                                      10895.00             11499.70
                                      10878.00             11497.40
Sep 1996                              11077.00             11658.30
                                      11232.00             11790.10
                                      11456.00             12005.80
                                      11408.00             11955.40
                                      11413.00             11978.10
                                      11540.00             12088.30
Mar 1997                              11430.00             11927.50
                                      11512.00             12027.70
                                      11687.00             12208.10
                                      11833.00             12338.80
                                      12244.00             12680.50
                                      12092.00             12561.30
Sep 1997                              12247.00             12710.80
                                      12339.00             12792.20
                                      12408.00             12867.70
                                      12654.00             13055.50
                                      12804.00             13190.00
                                      12833.00             13193.90
Mar 1998                              12852.00             13205.80
                                      12768.00             13146.40
                                      13027.00             13354.10
                                      13090.00             13406.20
                                      13120.00             13439.70
                                      13382.00             13648.00
Sep 1998                              13554.00             13648.60

------------------------------
Fund's Total Return
1 Year Avg. Annual    =  5.42%
5 Year Avg. Annual    =  7.76%
Inception Avg. Annual =  7.55%
------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). Generally, there is no redemption fee (Contingent Deferred Sales Charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen New York Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
    The Fund's fiscal year end was recently changed from December 31 to September 30. Going forward, your semiannual reports will be dated March 31, and your annual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from December 31, 1997, to September 30, 1998.

   Q  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE PAST NINE MONTHS?

   A While diminishing supply and strong demand fueled the Treasury market, conditions weren't quite as favorable in the municipal bond market. Supply has been very heavy this year, as state and local governments have taken advantage of low interest rates to refinance old debt and issue new bonds. Demand for municipal bonds, however, has been weaker, as domestic and foreign investors displayed a preference for the safety of government securities. Some of the municipal supply was absorbed by institutions that typically purchase taxable securities, given the attractive relative yields offered by municipal bonds. Despite these crossover buyers, demand for municipal bonds was outmatched by the demand for Treasuries, so municipal bond prices did not rally to the same extent as Treasuries.
    At the end of the reporting period, the yield on AAA-rated 30-year general obligation municipal bonds was just slightly less than the yield on long-term Treasuries--even before considering municipals' tax-free advantage. These narrow yield spreads presented an attractive buying opportunity for municipal bonds, relative to Treasuries.
    The New York municipal market continued to be healthy, as the state benefited from sound fiscal management and a growing economy. A number of agencies across the state had their credit ratings upgraded. Through the first two quarters of 1998 New York was the nation's largest issuer of debt, ensuring ample supply.

   Q  HOW HAS THE PORTFOLIO CHANGED OVER THE PAST NINE MONTHS?

   A Although we did not make major changes in the Fund's holdings during the reporting period, improvements in New York credit ratings somewhat altered the structure of the Fund by increasing the percentage of higher-rated assets in the portfolio.

In response to these credit-rating increases, we opted to replace some of these newly upgraded bonds with lower-rated ones, hoping to generate increased yield.
    Our exposure to AAA-rated securities increased slightly since the beginning of the year, closing the reporting period at approximately 30 percent of the long-term investments. Meanwhile, the Fund's allocation to BBB-rated bonds declined about 10 percent to 36 percent of the long-term investments, while the portion of long-term investments allocated to higher-yielding, nonrated bonds was about 18 percent, an 7 percent increase from December 31, 1997.
    The Fund was widely varied during the past nine months, with sector exposure in 14 different areas. The largest weightings included industrial revenue (15 percent), transportation (13 percent), higher education (12 percent), general purpose (11 percent), and health care (10 percent) issues. For additional Fund portfolio highlights, please refer to page 10.

   Q  HOW WELL DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund has performed extremely well--at or near the top of its peer group average throughout the nine-month reporting period. Its year-to-date total return is 7.11 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index returned 5.84 percent over the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate was 4.69 percent(3) as of September 30, 1998, representing a taxable-equivalent rate of 7.87 percent(4) for an investor in the 40.4 percent combined federal and state income tax bracket. The Fund's monthly dividend of $0.0665 per share was unchanged during the reporting period. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

   A The Fed's recent interest-rate cut and the apparent slowdown of the U.S. economy are likely to sustain lower interest rates--a favorable environment for bonds. (Editor's note: After the reporting period ended, the Fed reduced interest rates again by 0.25 percent.) The supply of municipal bond issues looks like it will remain strong, as low interest rates spark further refunding of outstanding bond issues and bring new municipal bonds into the marketplace. As more investors recognize the value available in the municipal market, demand is likely to increase and municipal bonds could see favorable returns in coming months.
    We are satisfied with the current structure of the Fund's portfolio and don't expect to make any major changes, nor do we think that a change in interest rates will have a dramatic effect on the Fund's performance. As long as credit spreads remain tight, we will probably purchase more higher-yielding, nonrated instruments as well as more high-grade, insured investments. This "two-pronged" approach offers the promise of higher yields while providing the additional credit quality of insured bonds. This insurance, however, does not protect against changes in the market value of Fund shares. We will also look to eliminate lower-rated New York state agency bonds, because the additional yield they offer isn't enough to compensate for the added risk.

[SIG]
Dennis Pietrzak

Portfolio Manager


[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AAA...................   30.2
AA....................    5.9
A.....................   10.6      [PIE CHART]
BBB...................   35.6
Non-Rated.............   17.7


AAA..................    28.6
AA...................     3.7
A....................    10.9      [PIE CHART]
BBB..................    45.9
Non-Rated............    10.9

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF SEPTEMBER 30, 1998
Industrial Revenue ....   15.3%
Transportation ........   12.9%
Higher Education ......   12.2%
General Purpose .......   11.4%
Health Care ...........    9.7%

AS OF DECEMBER 31, 1997
Industrial Revenue ...   17.1%
Transportation .......   13.9%
Higher Education .....   11.9%
General Purpose ......    9.6%
Health Care ..........    8.4%

 DURATION

          AS OF SEPTEMBER 30, 1998(1)         AS OF DECEMBER 31, 1997(1)
Duration           8.14 years                         8.87 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.2%
         NEW YORK  94.4%
$ 780    Buffalo, NY Muni Wtr Fin Auth Wtr Sys Rev Ser B
         Rfdg (FGIC Insd).................................   5.000%  07/01/18  $   791,380
1,180    Buffalo, NY Muni Wtr Fin Auth Wtr Sys Rev Ser B
         Rfdg (FGIC Insd).................................   5.000   07/01/19    1,192,992
  750    Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt.............................................   7.650   01/01/12      856,162
  250    Erie Cnty, NY Indl Dev Agy Life Care Cmnty Rev
         Episcopal Church Home Ser A......................   6.000   02/01/28      257,968
  500    Erie Cnty, NY Indl Dev Agy Civic Fac Rev Depaul
         Ppty Inc Proj Ser A..............................   5.750   09/01/28      500,830
  500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg.....................   7.500   03/01/26      560,070
1,000    Long Island Power Auth NY Elec Sys Rev Genl Ser
         A................................................   5.500   12/01/29    1,036,700
1,645    Metropolitan Tran Auth NY Commuter Fac Rev.......   5.500   07/01/14    1,756,679
  800    Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd)......................................   5.625   07/01/27      865,632
  400    Metropolitan Tran Auth NY Commuter Fac Svc
         Contract Ser O...................................   5.750   07/01/13      439,944
  500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev Empire
         Sports Proj Ser A................................   6.250   03/01/28      505,870
  600    New York City Indl Dev Agy Brooklyn Navy Yard....   5.650   10/01/28      617,400
  500    New York City Indl Dev Agy Civic Fac Rev Cmnty
         Res Developmentally Disabled.....................   7.500   08/01/26      539,520
  500    New York City Indl Dev Agy Civic Fac Rev College
         of New Rochelle Proj.............................   5.750   09/01/17      530,155
  500    New York City Indl Dev Agy Rev Visy Paper Inc
         Proj.............................................   7.950   01/01/28      569,130
  375    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj..............................   5.700   01/01/04      402,705
  500    New York City Indl Dev Agy Spl Fac United Airls
         Inc Proj.........................................   5.650   10/01/32      513,820
  500    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   6.000   08/01/07      554,535
  515    New York City Indl Dev Civic YMCA Greater NY
         Proj.............................................   5.800   08/01/16      553,167
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser B (AMBAC Insd)...............................   5.375   06/15/19      517,300
  500    New York City Ser B..............................   5.700   08/15/07      554,085
  500    New York City Ser C (Prerefunded @ 08/15/01).....   7.250   08/15/24      549,105
   20    New York City Ser H (FSA Insd)...................   7.000   02/01/21       22,121
  480    New York City Ser H (Prerefunded @ 02/01/02) (FSA
         Insd)............................................   7.000   02/01/21      535,862
1,250    New York NY City Indl Dev Agy Rfdg Laguardia
         Assoc Lp Proj (a)................................   6.000   11/01/28    1,269,150
1,500    New York St Dorm Auth Rev Buena Vida Nursing Home
         A................................................   5.000   07/01/18    1,497,090
  300    New York St Dorm Auth Rev City Univ Ser F........   5.000   07/01/14      302,058
  600    New York St Dorm Auth Rev City Univ Sys Third
         Genl Res 2 Rfdg (b)..............................   6.000   07/01/05      667,542

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 750    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625%  07/01/16  $   825,675
  500    New York St Dorm Auth Rev Court Fac Lease Ser
         A................................................   5.700   05/15/22      525,200
  570    New York St Dorm Auth Rev Dept Ed St of NY Issue
         Ser A............................................   5.800   07/01/22      610,709
  750    New York St Dorm Auth Rev FHA Nursing Home
         Menorah (FHA Insd)...............................   5.950   02/01/17      817,373
1,000    New York St Dorm Auth Rev Second Hosp Interfaith
         Med Cent Ser D...................................   5.750   02/15/08    1,110,450
  500    New York St Dorm Auth Rev St Univ Edl Fac........   5.750   05/15/10      551,670
1,200    New York St Dorm Auth Rev Svc Contract Albany
         Cnty.............................................   5.250   04/01/13    1,255,416
1,000    New York St Dorm Auth Rev Svc Contract Albany
         Cnty.............................................   5.250   04/01/17    1,021,230
  500    New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA Insd).....   7.500   01/01/26      525,670
  500    New York St Energy Resh & Dev Auth Gas Fac Rev
         Brooklyn Union Gas Co Ser B (Inverse Fltg) (c)...  10.051   07/01/26      676,250
  300    New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent Proj....   6.000   04/01/00      309,975
  500    New York St Environmental Fac Corp Pollutn Ctl
         Rev St Wtr Revolving Fund Ser D (b)..............   6.850   11/15/11      578,775
  500    New York St Hsg Fin Agy Rev Insd Multi-Family Mtg
         Ser B (AMBAC Insd)...............................   6.250   08/15/14      545,185
  500    New York St Local Government Assistance
         Corporation Refunding Ser B (MBIA Insd)..........   5.000   04/01/21      501,955
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/05) (AMBAC
         Insd) (b)........................................   6.200   08/15/05      571,995
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (Prerefunded @ 02/15/01) (AMBAC Insd)......   6.600   02/15/11      533,355
  300    New York St Med Care Fac Fin Agy Rev Presbyterian
         Hosp Mtg Ser A Rfdg (FHA Insd)...................   5.250   08/15/14      312,348
  500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B....   6.650   10/01/25      536,650
  750    New York St Mtg Agy Rev Homeowner Mtg Ser 58.....   6.400   04/01/27      825,000
  540    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.100   04/01/08      573,194
  290    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.750   04/01/09      319,658
1,000    New York St Urban Dev Corp Rev Sports Fac
         Assistance Pgm Ser A.............................   5.000   04/01/18      993,230
  370    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.625   01/01/07      396,440
  450    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser 7........................................   5.700   01/01/27      478,890
  500    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser A Rfdg...................................   5.500   01/01/14      540,610
  300    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.750   01/01/13      317,571
  420    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20      483,466
  500    Oneida Cnty, NY Pub Impt (Prerefunded @
         03/15/01)........................................   5.850   03/15/12      535,235

                                               See Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$ 600    Oneida Cnty, NY Indl Dev Agy Rev Rfdg Civic Fac
         Presbyterian.....................................   5.000%  03/01/14  $   603,612
  455    Orange Cnty NY Indl Dev Agy Life Care Cmnty
         Rev..............................................   5.625   01/01/18      459,050
  300    Port Auth NY & NJ Spl Oblig......................   7.000   10/01/07      339,399
1,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)......................   5.750   12/01/25    1,075,490
  555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
         Dominican College Proj...........................   6.250   05/01/28      563,697
  625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd).....................................   5.550   12/15/16      675,169
  500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
         Spellman High Voltage Fac Ser A..................   6.375   12/01/17      511,945
  825    Suffolk Cnty, NY Pub Impt Ser D Rfdg (FGIC
         Insd)............................................   4.750   11/01/18      818,111
1,000    Syracuse NY Ser C (FSA Insd).....................   4.900   10/01/09    1,035,470
  225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest
         Ser B............................................   7.500   08/01/10      235,465
  400    Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         A Rfdg...........................................   5.000   01/01/12      407,248
  500    Triborough Brdg & Tunl Auth NY Ser A Rfdg (FGIC
         Insd)............................................   5.000   01/01/17      510,105
1,000    Utica NY Indl Dev Agy Civic Fac Rev Utica College
         Proj Ser A.......................................   5.750   08/01/28    1,019,270
                                                                               -----------
                                                                                44,486,178
                                                                               -----------
         GUAM  1.2%
  500    Guam Arpt Auth Rev Ser B.........................   6.700   10/01/23      552,400
                                                                               -----------
         PUERTO RICO  1.1%
  500    Puerto Rico Indl Tourist Edl Mennonite Genl Hosp
         Proj Ser A.......................................   5.625   07/01/27      513,815
                                                                               -----------
         U. S. VIRGIN ISLANDS  1.5%
  650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln Nts
         Ser C............................................   5.500   10/01/07      700,674
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $43,086,936).........................................................   46,253,067
SHORT-TERM INVESTMENTS  3.1%
  (Cost $1,475,000)..........................................................    1,475,000
                                                                               -----------
TOTAL INVESTMENTS  101.3%
  (Cost $44,561,936).........................................................   47,728,067
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%)................................     (634,854)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $47,093,213
                                                                               -----------

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $44,561,936)........................  $47,728,067
Cash........................................................       21,300
Receivables:
  Interest..................................................      668,644
  Fund Shares Sold..........................................      100,470
Unamortized Organizational Costs............................       12,368
Other.......................................................          154
                                                              -----------
      Total Assets..........................................   48,531,003
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,265,208
  Income Distributions......................................       60,154
  Fund Shares Repurchased...................................        3,492
  Distributor and Affiliates................................        2,536
Accrued Expenses............................................       68,377
Trustees' Deferred Compensation and Retirement Plans........       38,023
                                                              -----------
      Total Liabilities.....................................    1,437,790
                                                              -----------
NET ASSETS..................................................  $47,093,213
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $43,670,839
Net Unrealized Appreciation.................................    3,166,131
Accumulated Net Realized Gain...............................      271,913
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (15,670)
                                                              -----------
NET ASSETS..................................................  $47,093,213
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $25,002,174 and 1,541,195 shares of
      beneficial interest issued and outstanding)...........  $     16.22
    Maximum sales charge (4.75%* of offering price).........          .81
                                                              -----------
    Maximum offering price to public........................  $     17.03
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $18,953,004 and 1,169,362 shares of
      beneficial interest issued and outstanding)...........  $     16.21
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $3,138,035 and 193,648 shares of
      beneficial interest issued and outstanding)...........  $     16.20
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended September 30, 1998 and
                        the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                    Nine Months Ended       Year Ended
                                                    September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest..........................................          $1,605,334          $1,350,276
                                                            ----------          ----------
EXPENSES:
Investment Advisory Fee...........................             178,001             139,021
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $40,153, $120,530 and
  $16,150, respectively, for the nine months ended
  9/30/98 and $28,117, $113,878 and $5,783,
  respectively, for the year ended 12/31/97)......             176,833             147,778
Reports to Shareholders...........................              41,101              20,778
Accounting Services...............................              36,425              28,263
Shareholder Services..............................              18,387              23,700
Trustees' Fees and Expenses.......................              18,111               6,690
Legal.............................................               8,424              26,500
Custody...........................................               3,829              13,497
Other.............................................              48,129              20,153
                                                            ----------          ----------
    Total Expenses................................             529,240             426,380
    Less Fees Waived and Expenses Reimbursed
      ($178,001 and $132,626, respectively, for
      the nine months ended 9/30/98 and $139,021
      and $52,808, respectively, for the year
      ended 12/31/97).............................             310,627             191,829
                                                            ----------          ----------
    Net Expenses..................................             218,613             234,551
                                                            ----------          ----------
NET INVESTMENT INCOME.............................          $1,386,721          $1,115,725
                                                            ==========          ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.....................................          $  271,958          $  302,167
  Futures.........................................                 -0-             (47,138)
                                                            ----------          ----------
Net Realized Gain.................................             271,958             255,029
                                                            ----------          ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................           2,085,140             967,758
  End of the Period...............................           3,166,131           2,085,140
                                                            ----------          ----------
Net Unrealized Appreciation During the Period.....           1,080,991           1,117,382
                                                            ----------          ----------
NET REALIZED AND UNREALIZED GAIN..................          $1,352,949          $1,372,411
                                                            ==========          ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS........          $2,739,670          $2,488,136
                                                            ==========          ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

              For the Nine Months Ended September 30, 1998 and the
                     Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                    Nine Months Ended       Year Ended          Year Ended
                                    September 30, 1998   December 31, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............        $ 1,386,721         $ 1,115,725          $  861,604
Net Realized Gain..................            271,958             255,029             178,372
Net Unrealized
  Appreciation/Depreciation During
  the Period.......................          1,080,991           1,117,382            (185,185)
                                           -----------         -----------         -----------
Change in Net Assets from
  Operations.......................          2,739,670           2,488,136             854,791
                                           -----------         -----------         -----------
Distributions from Net Investment
  Income...........................         (1,386,749)         (1,126,124)           (843,389)
Distributions in Excess of Net
  Investment Income................            (15,670)                -0-                 -0-
                                           -----------         -----------         -----------
Distributions from and in Excess of
  Net Investment Income*...........         (1,402,419)         (1,126,124)           (843,389)
Distributions from Net Realized
  Gains*...........................            (40,996)            (83,754)                -0-
                                           -----------         -----------         -----------
Total Distributions................         (1,443,415)         (1,209,878)           (843,389)
                                           -----------         -----------         -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............          1,296,255           1,278,258              11,402
                                           -----------         -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........         16,595,104          16,610,486           5,845,364
Net Asset Value of Shares Issued
  Through Dividend Reinvestment....            924,200             683,838             429,768
Cost of Shares Repurchased.........         (3,838,934)         (4,637,600)         (3,618,542)
                                           -----------         -----------         -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............         13,680,370          12,656,724           2,656,590
                                           -----------         -----------         -----------
TOTAL INCREASE IN NET ASSETS.......         14,976,625          13,934,982           2,667,992
NET ASSETS:
Beginning of the Period............         32,116,588          18,181,606          15,513,614
                                           -----------         -----------         -----------
End of the Period (Including
  accumulated undistributed net
  investment income of ($15,670),
  $28, and $10,427, respectively)..        $47,093,213         $32,116,588         $18,181,606
                                           ===========         ===========         ===========

                                    Nine Months Ended       Year Ended          Year Ended
      *Distributions by Class       September 30, 1998   December 31, 1997   December 31, 1996
----------------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares...................        $  (809,026)        $  (584,822)          $(354,322)
  Class B Shares...................           (523,570)           (515,371)           (471,468)
  Class C Shares...................            (69,823)            (25,931)            (17,599)
                                           -----------         -----------           ---------
                                           $(1,402,419)        $(1,126,124)          $(843,389)
                                           ===========         ===========           =========
Distributions from Net Realized
  Gain:
  Class A Shares...................        $   (22,100)        $   (46,829)          $     -0-
  Class B Shares...................            (16,870)            (34,234)                -0-
  Class C Shares...................             (2,026)             (2,691)                -0-
                                             ---------           ---------            --------
                                           $   (40,996)        $   (83,754)          $     -0-
                                             ---------           ---------            --------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                               July 29, 1994
                                                                                               (Commencement
                                                                                               of Investment
                                               Nine Months         Year Ended December 31      Operations) to
                                                  Ended          ---------------------------    December 31,
Class A Shares                              September 30, 1998    1997      1996      1995          1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................              $15.734         $14.992   $15.048   $13.579      $14.300
                                                 -------         -------   -------   -------      -------
  Net Investment Income............                 .596            .786      .816      .821         .302
  Net Realized and Unrealized
    Gain/Loss......................                 .509            .795     (.074)    1.476        (.722)
                                                 -------         -------   -------   -------      -------
Total from Investment Operations...                1.105           1.581      .742     2.297        (.420)
                                                 -------         -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......                 .599            .798      .798      .828         .301
  Distributions from Net Realized
    Gain...........................                 .017            .041       -0-       -0-          -0-
                                                 -------         -------   -------   -------      -------
Total Distributions................                 .616            .839      .798      .828         .301
                                                 -------         -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................              $16.223         $15.734   $14.992   $15.048      $13.579
                                                 =======         =======   =======   =======      =======
Total Return*(a)...................                7.11%**        10.92%     5.14%    17.33%       (2.93%)**
Net Assets at End of the Period (In
  millions)........................              $  25.0         $  18.0   $   7.7   $   5.4      $   2.9
Ratio of Expenses to Average Net
  Assets*..........................                 .39%            .64%      .31%      .21%         .26%
Ratio of Net Investment Income to
  Average Net Assets*..............                5.01%           5.16%     5.56%     5.63%        5.27%
Portfolio Turnover.................                  53%**           60%      126%       51%          68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                1.43%           1.47%     1.82%     2.10%        2.73%
Ratio of Net Investment Income to
  Average Net Assets...............                3.97%           4.33%     4.04%     3.74%        2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                                               July 29, 1994
                                                                                               (Commencement
                                               Nine Months         Year Ended December 31,     of Investment
                                                  Ended          ---------------------------   Operations) to
Class B Shares                              September 30, 1998    1997      1996      1995     December 31, 1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.......................              $15.727         $14.992   $15.046   $13.578      $14.300
                                                 -------         -------   -------   -------      -------
  Net Investment Income............                 .509            .684      .704      .713         .263
  Net Realized and Unrealized
    Gain/Loss......................                 .507            .782     (.068)    1.476        (.722)
                                                 -------         -------   -------   -------      -------
Total from Investment Operations...                1.016           1.466      .636     2.189        (.459)
                                                 -------         -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......                 .518            .690      .690      .721         .263
  Distributions from Net Realized
    Gain...........................                 .017            .041       -0-       -0-          -0-
                                                 -------         -------   -------   -------      -------
Total Distributions................                 .535            .731      .690      .721         .263
                                                 -------         -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................              $16.208         $15.727   $14.992   $15.046      $13.578
                                                 =======         =======   =======   =======      =======
Total Return*(a)...................                6.58%**        10.07%     4.37%    16.47%       (3.20%)**
Net Assets at End of the Period (In
  millions)........................              $  19.0         $  13.1   $  10.1   $   9.7      $   8.1
Ratio of Expenses to Average Net
  Assets*..........................                1.14%           1.36%     1.07%      .93%         .96%
Ratio of Net Investment Income to
  Average Net Assets*..............                4.26%           4.49%     4.79%     4.93%        4.58%
Portfolio Turnover.................                  53%**           60%      126%       51%          68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                2.19%           2.18%     2.60%     2.82%        3.42%
Ratio of Net Investment Income to
  Average Net Assets...............                3.21%           3.67%     3.26%     3.04%        2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                                               July 29, 1994
                                                                                               (Commencement
                                               Nine Months         Year Ended December 31,     of Investment
                                                  Ended          ---------------------------   Operations) to
Class C Shares                              September 30, 1998    1997      1996      1995     December 31, 1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................              $15.726         $14.992   $15.041   $13.579      $14.300
                                                 -------         -------   -------   -------      -------
  Net Investment Income............                 .515            .676      .701      .711         .267
  Net Realized and Unrealized
    Gain/Loss......................                 .498            .789     (.060)    1.472        (.725)
                                                 -------         -------   -------   -------      -------
Total from Investment Operations...                1.013           1.465      .641     2.183        (.458)
                                                 -------         -------   -------   -------      -------
Less:
  Distributions from and in Excess
    of Net Investment Income.......                 .518            .690      .690      .721         .263
  Distributions from Net Realized
    Gain...........................                 .017            .041       -0-       -0-          -0-
                                                 -------         -------   -------   -------      -------
Total Distributions................                 .535            .731      .690      .721         .263
                                                 -------         -------   -------   -------      -------
Net Asset Value, End of the
  Period...........................              $16.204         $15.726   $14.992   $15.041      $13.579
                                                 =======         =======   =======   =======      =======
Total Return*(a)...................                6.51%**        10.07%     4.44%    16.39%       (3.20%)**
Net Assets at End of the Period (In
  millions)........................              $   3.1         $   1.0   $    .4   $    .4      $    .2
Ratio of Expenses to Average Net
  Assets*..........................                1.14%           1.41%     1.08%      .98%         .96%
Ratio of Net Investment Income to
  Average Net Assets*..............                4.22%           4.37%     4.78%     4.81%        4.58%
Portfolio Turnover.................                  53%**           60%      126%       51%          68%**
*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................                2.18%           2.23%     2.61%     2.86%        3.42%
Ratio of Net Investment Income to
  Average Net Assets...............                3.17%           3.55%     3.25%     2.93%        2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30. As a result, this financial report reflects the nine-month period commencing on January 1, 1998, and ending on September 30, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                               September 30, 1998
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $75,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $44,561,936; the aggregate gross unrealized appreciation is $3,166,131 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $3,166,131.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the nine months ended September 30, 1998, 100% of the income distributions made by the Fund were exempt from federal income taxes. Additionally, during the period the Fund designated and paid $40,951 as a 20% rate gain distribution. In January, 1999 the Fund will provide tax information to shareholders for the 1998 calendar year.

                               September 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................  .600 of 1%
Over $500 million.......................................  .500 of 1%

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $6,000 and $16,300, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $42,400 and $38,800, respectively, representing Van Kampen's cost of providing accounting services and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended September 30, 1998 and the year ended December 31, 1997, the Fund recognized expenses of approximately $11,800 and $14,200, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At September 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

                               September 30, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At September 30, 1998, capital aggregated $23,341,371, $17,309,186, and
$3,020,282 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      520,265    $ 8,251,633
  Class B.....................................      391,237      6,192,887
  Class C.....................................      135,402      2,150,584
                                                  ---------    -----------
Total Sales...................................    1,046,904    $16,595,104
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       39,009    $   619,536
  Class B.....................................       16,654        264,369
  Class C.....................................        2,532         40,295
                                                  ---------    -----------
Total Dividend Reinvestment...................       58,195    $   924,200
                                                  =========    ===========
Repurchases:
  Class A.....................................     (160,416)   $(2,542,226)
  Class B.....................................      (72,177)    (1,139,992)
  Class C.....................................       (9,896)      (156,716)
                                                  ---------    -----------
Total Repurchases.............................     (242,489)   $(3,838,934)
                                                  =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      704,992    $10,792,140
  Class B.....................................      335,132      5,071,998
  Class C.....................................       48,608        746,348
                                                  ---------    -----------
Total Sales...................................    1,088,732    $16,610,486
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       27,283    $   418,784
  Class B.....................................       15,994        244,789
  Class C.....................................        1,318         20,265
                                                  ---------    -----------
Total Dividend Reinvestment...................       44,595    $   683,838
                                                  =========    ===========
Repurchases:
  Class A.....................................     (103,563)   $(1,589,463)
  Class B.....................................     (193,090)    (2,927,339)
  Class C.....................................       (7,857)      (120,798)
                                                  ---------    -----------
Total Repurchases.............................     (304,510)   $(4,637,600)
                                                  =========    ===========

                               September 30, 1998
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,390,967, $9,602,474 and $340,304 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                           SHARES          VALUE
--------------------------------------------------------------------------------
Sales:
  Class A............................................     221,959    $ 3,267,016
  Class B............................................     167,902      2,467,305
  Class C............................................       7,482        111,043
                                                         --------    -----------
Total Sales..........................................     397,343    $ 5,845,364
                                                         ========    ===========
Dividend Reinvestment:
  Class A............................................      14,548    $   214,270
  Class B............................................      13,908        204,781
  Class C............................................         727         10,717
                                                         --------    -----------
Total Dividend Reinvestment..........................      29,183    $   429,768
                                                         ========    ===========
Repurchases:
  Class A............................................     (78,724)   $(1,167,300)
  Class B............................................    (154,018)    (2,273,282)
  Class C............................................     (12,034)      (177,960)
                                                         --------    -----------
Total Repurchases....................................    (244,776)   $(3,618,542)
                                                         ========    ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                       CLASS B         CLASS C
--------------------------------------------------------------------------------
First.................................................     4.00%           1.00%
Second................................................     3.75%            None
Third.................................................     3.50%            None
Fourth................................................     2.50%            None
Fifth.................................................     1.50%            None
Sixth.................................................     1.00%            None
Seventh and Thereafter................................      None            None

                               September 30, 1998
--------------------------------------------------------------------------------

    For the nine months ended September 30, 1998 and the year ended December 31, 1997, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $12,600 and $12,600, respectively and CDSC on redeemed shares of approximately $21,800 and $59,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended September 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,322,738 and $20,195,303, respectively. For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $27,073,236 and $13,692,692, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               September 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                       CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1996.....................................       -0-
Futures Opened.......................................................        55
Futures Closed.......................................................       (55)
                                                                            ---
Outstanding at December 31, 1997.....................................       -0-
                                                                            ===

    The Fund did not enter into any futures transactions for the nine months ended September 30, 1998.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended September 30, 1998 and the year ended December 31, 1997, are payments retained by Van Kampen of approximately $99,800 and $92,600, respectively.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the statement of changes in net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen New York Tax Free Income Fund as of September 30, 1998, the results of its operations for the nine-month period ended September 30, 1998 and the year ended December 31, 1997, the changes in its net assets for the nine-month period ended September 30, 1998 and for each of the two years in the period ended December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
November 5, 1998

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.